UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-06414

Name of Fund: BlackRock MuniYield Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock MuniYield Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 10/31/06

Date of reporting period: 11/01/05 - 10/31/06

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

Annual Reports                                                         BLACKROCK

OCTOBER 31, 2006

BlackRock MuniYield Fund, Inc.

BlackRock MuniYield Insured Fund, Inc.

BlackRock MuniYield Quality Fund, Inc.

BlackRock MuniYield Quality Fund II, Inc.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock MuniYield Fund, Inc.
BlackRock MuniYield Insured Fund, Inc.
BlackRock MuniYield Quality Fund, Inc.
BlackRock MuniYield Quality Fund II, Inc.

Quality Profiles as of October 31, 2006

--------------------------------------------------------------------------------
                                                                      Percent of
BlackRock MuniYield Fund, Inc. by                                       Total
S&P/Moody's Rating                                                   Investments
--------------------------------------------------------------------------------
AAA/Aaa ............................................................    41.7%
AA/Aa ..............................................................    12.0
A/A ................................................................    10.0
BBB/Baa ............................................................    10.2
BB/Ba ..............................................................     1.4
B/B ................................................................     4.5
CCC/Caa ............................................................     2.2
NR (Not Rated) .....................................................    17.1
Other* .............................................................     0.9
--------------------------------------------------------------------------------
* Includes portfolio holdings in short-term investments and variable rate demand notes.

--------------------------------------------------------------------------------
                                                                      Percent of
BlackRock MuniYield Insured Fund, Inc. by                               Total
S&P/Moody's Rating                                                   Investments
--------------------------------------------------------------------------------
AAA/Aaa ............................................................    83.1%
AA/Aa ..............................................................     3.8
A/A ................................................................     6.1
BBB/Baa ............................................................     1.7
NR (Not Rated) .....................................................     2.5
Other* .............................................................     2.8
--------------------------------------------------------------------------------
*     Includes portfolio holdings in variable rate demand notes.

--------------------------------------------------------------------------------
                                                                      Percent of
BlackRock MuniYield Quality Fund, Inc. by                               Total
S&P/Moody's Rating                                                   Investments
--------------------------------------------------------------------------------
AAA/Aaa ............................................................    86.9%
AA/Aa ..............................................................     5.2
A/A ................................................................     6.8
BBB/Baa ............................................................     0.3
Other* .............................................................     0.8
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

--------------------------------------------------------------------------------
                                                                      Percent of
BlackRock MuniYield Quality Fund II, Inc. by                            Total
S&P/Moody's Rating                                                   Investments
--------------------------------------------------------------------------------
AAA/Aaa ............................................................    86.8%
AA/Aa ..............................................................     5.4
A/A ................................................................     6.3
BBB/Baa ............................................................     0.3
Other* .............................................................     1.2
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

Announcement of Annual Stockholders Meeting

Each Fund has determined that its annual stockholders meeting originally scheduled to be held in April 2007 will be postponed until and will be held in June 2007. Proposals of stockholders intended to be presented at the meeting must be received by each Fund by February 15, 2007 for inclusion in the Fund's proxy statement and form of proxy for that meeting. The persons named as proxies in the proxy materials for each Fund's 2007 Annual meeting of stockholders may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Funds by April 1, 2007. Written proposals and notices should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.


2               ANNUAL REPORTS                      OCTOBER 31, 2006

A Letter to Shareholders

Dear Shareholder

Ten months into 2006, we are able to say it has been an interesting year for investors. After a volatile start and far-reaching mid-year correction, the financial markets regained some positive momentum through late summer and fall. For the six- and 12-month periods ended October 31, 2006, most major market indexes managed to post positive returns:

Total Returns as of October 31, 2006                                   6-month         12-month
===============================================================================================
U.S. equities (Standard & Poor's 500 Index)                             +6.11%          +16.34%
-----------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                            +0.90           +19.98
-----------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)       +3.77           +27.52
-----------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                     +4.60           + 5.19
-----------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +4.12           + 5.75
-----------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                       +4.66           +10.29
-----------------------------------------------------------------------------------------------

The Federal Reserve Board (the Fed), after raising the target short-term interest rate 17 times between June 2004 and June 2006, finally opted to pause on August 8, 2006. This left the federal funds rate at 5.25%, where it remained through the September and October Fed meetings. In interrupting its two-year rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by softness in the housing market. However, the central bankers continue to take a cautionary position on inflation, despite a decline in energy prices in recent months. At the time of this writing, the price of oil had settled into the $60-per-barrel range after reaching nearly $78 per barrel earlier in the year.

Notwithstanding the mid-year correction, equity markets generally found support in solid corporate earnings reports in the first three quarters of the year. Overall corporate health, including strong company balance sheets, helped to sustain robust dividend-distribution, share-buyback and merger-and-acquisition activity. Many international equity markets fared equally well or better, thanks in part to higher economic growth rates and low inflation.

In the U.S. bond market, prices declined for much of the year as investors focused on decent economic activity and inflation concerns. Bond prices began to improve in late June as the economy showed signs of weakening and inflation pressures subsided. Notably, the Treasury curve inverted periodically, a phenomenon typically associated with periods of economic weakness. At the end of October, the one-month Treasury bill offered the highest yield on the curve at 5.18%, while the 30-year Treasury bond had a yield of 4.72%.

Amid the uncertainty inherent in the financial markets, we encourage you to review your goals periodically with your financial professional and to make portfolio changes, as needed. For additional insight and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.blackrock.com/shareholdermagazine. We are pleased to make our investor-friendly magazine available to you online. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve your investment needs.

                                                         Sincerely,


                                                         /s/ Robert C. Doll, Jr.

                                                         Robert C. Doll, Jr.
                                                         President and Director


                ANNUAL REPORTS                      OCTOBER 31, 2006           3

A Discussion With Your Funds' Portfolio Managers

      The Funds recorded total returns that surpassed their respective Lipper group averages for the fiscal year, while also continuing to provide shareholders with an attractive monthly income stream.

Describe the recent market environment relative to municipal bonds.

Supported by a positive technical backdrop, municipal bonds managed to significantly outperform their taxable counterparts for the 12-month period ended October 31, 2006. Despite considerable volatility, taxable bond yields were little changed over the past year. Tax-exempt bonds, in the meantime, saw their yields decline (as prices, which move opposite of yields, rose).

For much of the first half of the fiscal period, longer-maturity U.S. Treasury bond yields rose (and prices declined) as investors focused on strong U.S. economic activity and inflationary concerns triggered by rising oil prices. By mid-May 2006, the yield on 30-year U.S. Treasury bonds rose more than 70 basis points (.70%) to 5.31%. Bond prices began to improve in late June as economic activity weakened and inflationary pressures subsided. Bond price improvement accelerated after the Federal Reserve Board (the Fed) refrained from raising the target interest rate at its August 8 meeting, a move that came after 17 consecutive interest rate hikes since June 2004. Recent declines in oil prices, and especially gasoline prices, helped to reverse earlier inflationary concerns and support higher bond prices. Over the 12-month period, 30-year U.S. Treasury bond yields fell four basis points to 4.72%, while 10-year Treasury yields rose four basis points to 4.61%.

Meanwhile, the municipal bond market found support in declining new-issue volume and increasing investor demand. As reported by Municipal Market Data, yields on AAA-rated municipal issues maturing in 30 years declined 52 basis points to 4.07% over the past 12 months. Shorter maturities experienced smaller yield declines, with yields on AAA-rated municipal issues maturing in 10 years falling 28 basis points to 3.64%.

Demand for municipal product by retail and institutional investors has remained very strong despite the recent decline in bond yields. The strong demand is reflected in continued flows into long-term, tax-exempt mutual funds. As reported by the Investment Company Institute, long-term municipal bond funds saw net new cash inflows of more than $1.3 billion during September 2006, a material increase from $344 million in July and $283 million in June. During the first nine months of 2006, long-term tax-exempt bond funds had net new cash flows of over $9.6 billion, a 43% increase versus the same period a year earlier. Recent weekly fund flows, reported by AMG Data, averaged $416 million in October 2006, well above the July average of $247 million and the year-to-date weekly average of $315 million.

Also supporting municipal bond price improvement has been a decline in new issuance. In the first 10 months of 2006, more than $295 billion in new long-term municipal bonds was underwritten, a decline of over 12.5% versus the same period a year ago. Notably, after declining for much of the year, refunding activity increased slightly in October as the lower interest rate environment sparked an increase in refinancing activity. On a year-to-date basis, however, refunding activity has declined over 50% relative to last year's refunding issuance.

Looking ahead, the positive technical framework in the municipal marketplace suggests that the tax-exempt market should continue to perform well. New supply is expected to remain manageable and tax-exempt bond yield ratios remain in their recent range of 86% - 89% of comparable long-term U.S. Treasury yields, well within their recent historic norms. These ratios argue for continued strong demand from non-traditional, arbitrage-related accounts, which continue to be attracted to the municipal bond market given its relatively steep yield curve. Taken together, these factors suggest that the municipal market is poised to continue to perform well as we approach year-end.


4               ANNUAL REPORTS                      OCTOBER 31, 2006

BlackRock MuniYield Fund, Inc.

How did the Fund perform during the fiscal year?

For the 12-month period ended October 31, 2006, the Common Stock of BlackRock MuniYield Fund, Inc. (formerly MuniYield Fund, Inc.) had net annualized yields of 6.23% and 5.92%, based on a year-end per share net asset value of $14.98 and a per share market price of $15.76, respectively, and $.933 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +10.30%, based on a change in per share net asset value from $14.48 to $14.98, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, exceeded the +8.42% average return of the Lipper General Municipal Debt Funds (Leveraged) category for the 12-month period. (Funds in this Lipper category invest primarily in municipal debt issues rated in the top four credit-rating categories. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.)

As in prior reporting periods, Fund performance continued to be driven by our exposure to lower-rated, higher-yielding credits. As credit spreads contracted throughout the period, lower-rated instruments outperformed the broader market and provided both price appreciation and incremental yield for the Fund. It should be noted that the spread contraction trend slowed considerably over the latter six months of the period, and the benefits of the Fund's spread product exposure decreased. Still, positive security selection kept the Fund's performance ahead of the median of its Lipper peer group throughout the 12-month period.

Another factor benefiting performance was our active management of the portfolio's duration, or its sensitivity to interest rate risk. Entering the fiscal year, we had a neutral duration posture compared to our Lipper peers, with the intention of lengthening that position slightly going into the end of 2005, which we did. In light of market improvement, we subsequently shortened our duration modestly in a timely move ahead of the market backup that occurred in the beginning of 2006. Through the last six months of the period, we maintained a generally neutral duration, although we have remained flexible with respect to market moves. We also continued to position the portfolio to take advantage of the flattening trend in the municipal yield curve. The curve did flatten over the 12 months, further benefiting Fund performance.

For the six-month period ended October 31, 2006, the total investment return on the Fund's Common Stock was +6.03%, based on a change in per share net asset value from $14.57 to $14.98, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

Portfolio activity during the period was focused on taking advantage of the further flattening of the municipal yield curve, as well as improving the overall quality and diversification of the Fund. Our yield curve strategy evolved in response to municipal market moves over the 12-month period. In the first half of the period, we typically made purchases in the 20-year - 30-year maturity range using proceeds from the sale of bonds with much shorter maturities, such as those in the five-year - 10-year area. We also looked to sell longer bonds that were likely to be called by their issuers in that five-year - 10-year time frame. As we perceived a shift in value to the 10-year
- 15-year maturity range, we focused our buying activity in that area of the curve during the latter half of the period. Most notably, we participated in the initial offering of a New Jersey Transportation Trust Fund debt refinancing transaction, which was worth $2.8 billion and included a number of attractively priced opportunities in the 15-year sector. While we have been reluctant to fund these purchases by selling bonds at the long end of the curve, which may yet benefit from additional flattening, we believe the Fund will be better served by a shift to the intermediate range.

In addition to pursuing our yield curve strategy, we also sought opportunities to reduce our weighting in non-investment grade, high yield bonds. Given the demand for high yield issues that was initially sparked by high call activity in the low interest rate environment of the last few years, we were able to sell bonds that we believed had become overvalued and were unlikely to continue their outperformance. Despite the loss of yield associated with our reductions in high yield paper,


                ANNUAL REPORTS                      OCTOBER 31, 2006           5
the Fund performed quite well throughout the 12-month period as the high yield positions that were retained, particularly those in the health care and airline sectors, continued to outperform.

For the six-month period ended October 31, 2006, the Fund's Auction Market Preferred Stock had average yields of: 3.27% for Series A, 3.24% for Series B, 3.38% for Series C, 3.30% for Series D, 3.21% for Series E, 3.22% for Series F and 3.23% for Series G. The Fed raised short-term interest rates six times during the 12-month period, but opted to keep the target rate on hold at 5.25% in August, September and October 2006. As such, the Fund's borrowing costs started to stabilize and even move slightly lower late in the period. Despite the Fed's rate increases during the period, the municipal yield curve remained positively sloped and continued to generate an income benefit to the Common Stock shareholder from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 11 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

At period-end, the Fund was neutrally positioned in terms of interest rate risk, and our exposure to lower-rated securities had been reduced. Our yield curve outlook changed during the period as it became likely that the Fed would pause in its monetary tightening program, which it did in the third quarter of 2006. With the majority of the curve flattening likely behind us, we began the process of reducing our exposure to the long end of the curve over the latter half of the reporting period. We now see that the most attractive value is closer to the middle of the curve, around the 10-year - 15-year range. We will continue to use periods of market strength to sell high yield issues and those at the long end of the yield curve in order to further improve the portfolio's credit quality and allocate more assets to the intermediate part of the curve.

BlackRock MuniYield Insured Fund, Inc.

How did the Fund perform during the fiscal year?

For the 12-month period ended October 31, 2006, the Common Stock of BlackRock MuniYield Insured Fund, Inc. (formerly MuniYield Insured Fund, Inc.) had net annualized yields of 4.99% and 5.31%, based on a year-end per share net asset value of $15.30 and a per share market price of $14.36, respectively, and $.763 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +8.09%, based on a change in per share net asset value from $15.27 to $15.30, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, exceeded the +7.11% average return of the Lipper Insured Municipal Debt Funds (Leveraged) category for the 12-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.)

The Fund's outperformance can be attributed to a few factors, including our focus on bonds issued by high-tax and specialty states and our emphasis on the long end of the municipal yield curve. The Fund was able to realize price outperformance from its holdings of bonds issued by higher-tax states such as California and New York. Approximately 33% of the Fund's assets was allocated to California and 15.4% to New York municipal issues, which performed well and boosted Fund performance for the year. We also purchased bonds issued by specialty states, such as Nebraska, Kansas and Missouri, where favorable supply/demand dynamics led to solid price performance for these states' bonds. Finally, the Fund's slightly longer maturity compared to its peers proved advantageous as the yield curve continued to flatten and long-term bonds outperformed short-term issues. This strategy also helped the portfolio to maintain an above-average yield.

For the six-month period ended October 31, 2006, the total investment return on the Fund's Common Stock was +5.68%, based on a change in per share net asset value from $14.85 to $15.30, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming


6               ANNUAL REPORTS                      OCTOBER 31, 2006
reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

We did not significantly alter our strategy or the Fund's portfolio during the past 12 months. We continued to target additional yield for the portfolio by investing in longer-dated bonds, specifically in the 25-year - 30-year maturity range, while also seeking to protect the Fund's underlying value.

As new municipal bond issuance declined during the year, we found few compelling opportunities to restructure the portfolio. Having said that, we did notice a marked narrowing of credit spreads between municipal bonds issued by high-tax states and those issued by low-tax states and sought to capitalize on this trend. When available, we found it advantageous to purchase high-quality bonds issued by the high-tax states, as opposed to bonds issued by low-tax states. Because of the relatively high income taxes imposed by these states, their securities typically meet with strong retail demand, which in turn creates a solid technical market, leading to better liquidity. We participated in these transactions in such high-tax states as California, New York and New Jersey.

In our efforts to maintain a diversified portfolio, we also bought approximately $30 million in general obligation bonds of the State of Louisiana. Although these issues came with shorter maturities than we had been targeting, this was a rare opportunity to participate in the Louisiana debt market in bonds that were offering yields comparable to other states' 30-year issues. We also found a number of compelling opportunities in the Pacific Northwest, specifically bonds issued by the State of Washington. These made up approximately 10% - 11% of the portfolio at period-end. We observe solid credit fundamentals in this region of the country.

Importantly, the Fund continued to be fully invested throughout the period, consistent with our goal of maintaining an attractive level of income.

For the six-month period ended October 31, 2006, the Fund's Auction Market Preferred Stock had average yields of: 3.05% for Series A, 3.00% for Series B, 2.97% for Series C, 3.12% for Series D, 2.92% for Series E, 3.06% for Series F, 2.86% for Series G, 2.90% for Series H and 2.87% for Series I. The Fed raised short-term interest rates six times during the 12-month period, but opted to keep the target rate on hold at 5.25% in August, September and October 2006. As such, the Fund's borrowing costs began to stabilize and even move slightly lower late in the period. Despite the Fed's interest rate increases during the period, the municipal yield curve remained positively sloped and continued to generate an income benefit to the Common Stock shareholder from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 11 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

We ended the period with a fully invested portfolio and a slightly long duration relative to our peers. Municipal yields and credit spreads are near their all-time lows and the slope of the yield curve is historically very flat. However, a favorable supply/demand environment should continue to be supportive of present valuations in the municipal market.

Against this backdrop, we intend to continue our efforts to enhance yield for shareholders while also protecting the Fund's underlying value. To that end, we continue to look for maturities in the 25-year area and to favor a neutral to slightly long portfolio duration, which we believe offers the benefit of incremental yield. Recently, we started looking down the yield curve slightly at opportunities in the 15-year - 17-year area. Ultimately, we believe that above-average yields can provide for competitive Fund returns over time.


                ANNUAL REPORTS                      OCTOBER 31, 2006           7

BlackRock MuniYield Quality Fund, Inc.

How did the Fund perform during the fiscal year?

For the 12-month period ended October 31, 2006, the Common Stock of BlackRock MuniYield Quality Fund, Inc. (formerly MuniYield Quality Fund, Inc.) had net annualized yields of 5.04% and 5.33%, based on a year-end per share net asset value of $15.32 and a per share market price of $14.48, respectively, and $.772 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +7.78%, based on a change in per share net asset value from $15.02 to $15.32, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, outpaced the +7.11% average return of the Lipper Insured Municipal Debt Funds (Leveraged) category for the 12-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) The Fund also provided an above-average yield relative to its Lipper peers.

The bulk of the Fund's outperformance occurred in the latter six months of the fiscal year, when our fully invested position allowed the portfolio to take advantage of the bond market rally that ensued once the Fed stopped raising interest rates. Also contributing to performance was the Fund's above-average yield, which is additive to total return, and the advance refunding of several positions. When bonds are refunded ahead of their maturity date, they generally rise sharply in value. The price appreciation was somewhat more muted given the flatness of the yield curve, but prerefundings are a special event nonetheless and contributed to the positive performance of the Fund during this 12-month period.

For the six-month period ended October 31, 2006, the total investment return on the Fund's Common Stock was +5.62%, based on a change in per share net asset value from $14.89 to $15.32, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

Municipal bonds fared quite well during the year, supported by low new issuance, healthy investor demand and strong performance relative to the taxable bond market. We did not make significant changes to the portfolio's composition or our investment strategy over the past 12 months. Given the limited supply in the market, and the generally low coupons available on new issues, there were few compelling opportunities to restructure the portfolio. We did sell some of the recently advance refunded positions, as their book yields were not significantly above current market yields, and moved into higher-yielding current issues. For the most part, we targeted the 20-year maturity range for the relative yield enhancement it offered. Nevertheless, we were reluctant to restructure the portfolio significantly, as most of the securities held in the portfolio have higher yields than those currently available in the market.

Overall, we maintained a fairly neutral duration profile for most of the period and a fully invested stance. Both of these factors aided performance, particularly as the bond markets embarked on a strong rally in the final three months of the period. In managing the Fund's duration, we employed hedging strategies rather than trading in and out of bonds. We felt this was a prudent approach, as it allowed us to target our desired duration without having to give up attractively structured bonds that contribute meaningfully to the Fund's distribution rate.


8               ANNUAL REPORTS                      OCTOBER 31, 2006

For the six-month period ended October 31, 2006, the Fund's Auction Market Preferred Stock had average yields of 3.32% for Series A, 3.24% for Series B, 3.38% for Series C, 3.26% for Series D and 3.23% for Series E. The Fed raised short-term interest rates six times during the 12-month period, but opted to keep the target rate on hold at 5.25% in August, September and October 2006. As such, the Fund's borrowing costs began to stabilize and even move slightly lower late in the period. Despite the Fed's interest rate increases during the period, the municipal yield curve remained positively sloped and continued to generate an income benefit to the Common Stock shareholder from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 11 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

We remained fully invested at period-end and fairly neutral with respect to interest rate risk. The bond market has come a long way in recent months, despite some uncertain rhetoric from the Fed. The central bankers acknowledge that the economy is slowing, led by a sharp deceleration in housing, but continue to take a cautionary tone on inflation. Against this backdrop, we believe a neutral stance is appropriate. We will look to sell into strength as the market presents opportunities, particularly at the longer end of the curve. We also continue to explore opportunities back down the curve in the 15-year - 20-year range. We have found that we can move five years - 10 years down the curve without sacrificing a significant amount of yield. Given the degree of yield-curve flattening that has occurred over the course of the Fed's interest rate-hiking campaign, we believe this maturity range could perform well in the future. Overall, we remain committed to our goal of providing shareholders with an attractive level of tax-exempt income.

BlackRock MuniYield Quality Fund II, Inc.

How did the Fund perform during the fiscal year?

For the 12-month period ended October 31, 2006, the Common Stock of BlackRock MuniYield Quality Fund II, Inc. (formerly MuniYield Quality II Fund, Inc.) had net annualized yields of 5.12% and 5.40%, based on a year-end per share net asset value of $13.64 and a per share market price of $12.93, respectively, and $.698 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +7.98%, based on a change in per share net asset value from $13.36 to $13.64, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, outpaced the +7.11% average return of the Lipper Insured Municipal Debt Funds (Leveraged) category for the 12-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) The Fund also provided an above-average yield relative to its Lipper peers.

The bulk of the Fund's outperformance occurred in the latter six months of the fiscal year, when our fully invested position allowed the portfolio to take advantage of the bond market rally that ensued once the Fed stopped raising interest rates. Also contributing to performance was the Fund's above-average yield, which is additive to total return, and the advance refunding of several positions. When bonds are refunded ahead of their maturity date, they generally rise sharply in value. The price appreciation was somewhat more muted given the flatness of the yield curve, but prerefundings are a special event nonetheless and contributed to the positive performance of the Fund during this 12-month period.

For the six-month period ended October 31, 2006, the total investment return on the Fund's Common Stock was +5.74%, based on a change in per share net asset value from $13.25 to $13.64, and assuming reinvestment of all distributions.


                ANNUAL REPORTS                      OCTOBER 31, 2006           9

A Discussion With Your Funds' Portfolio Managers (concluded)

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

Municipal bonds fared quite well during the year, supported by low new issuance, healthy investor demand and strong performance relative to the taxable bond market. We did not make significant changes to the portfolio's composition or our investment strategy over the past 12 months. Given the limited supply in the market, and the generally low coupons available on new issues, there were few compelling opportunities to restructure the portfolio. We did sell some of the recently advance refunded positions, as their book yields were not significantly above current market yields, and moved into higher-yielding current issues. For the most part, we targeted the 20-year maturity range for the relative yield enhancement it offered. Nevertheless, we were reluctant to restructure the portfolio significantly, as most of the securities held in the portfolio have higher yields than those currently available in the market.

Overall, we maintained a fairly neutral duration profile for most of the period and a fully invested stance. Both of these factors aided performance, particularly as the bond markets embarked on a strong rally in the final three months of the period. In managing the Fund's duration, we employed hedging strategies rather than trading in and out of bonds. We felt this was a prudent approach, as it allowed us to target our desired duration without having to give up attractively structured bonds that contribute meaningfully to the Fund's distribution rate.

For the six-month period ended October 31, 2006, the Fund's Auction Market Preferred Stock had average yields of 3.33% for Series A, 3.44% for Series B, 3.21% for Series C and 3.22% for Series D. The Fed raised short-term interest rates six times during the 12-month period, but opted to keep the target rate on hold at 5.25% in August, September and October 2006. As such, the Fund's borrowing costs began to stabilize during the period, the municipal yield curve remained positively sloped and continued to generate an income benefit to the Common Stock shareholder from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 11 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

We remained fully invested at period-end and fairly neutral with respect to interest rate risk. The bond market has come a long way in recent months, despite some uncertain rhetoric from the Fed. The central bankers acknowledge that the economy is slowing, led by a sharp deceleration in housing, but continue to take a cautionary tone on inflation. Against this backdrop, we believe a neutral stance is appropriate. We will look to sell into strength as the market presents opportunities, particularly at the longer end of the curve. We also continue to explore opportunities back down the curve in the 15-year - 20-year range. We have found that we can move five years - 10 years down the curve without sacrificing a significant amount of yield. Given the degree of yield-curve flattening that has occurred over the course of the Fed's interest rate-hiking campaign, we believe this maturity range could perform well in the future. Overall, we remain committed to our goal of providing shareholders with an attractive level of tax-exempt income.

Theodore R. Jaeckel Jr., CFA
Vice President and Portfolio Manager
BlackRock MuniYield Fund, Inc.

William R. Bock
Vice President and Portfolio Manager
BlackRock MuniYield Insured Fund, Inc.

Michael A. Kalinoski, CFA
Vice President and Portfolio Manager
BlackRock MuniYield Quality Fund, Inc.
BlackRock MuniYield Quality Fund II, Inc.

November 20, 2006


10              ANNUAL REPORTS                      OCTOBER 31, 2006

The Benefits and Risks of Leveraging

The Funds utilize leveraging to seek to enhance the yield and net asset value of their Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, each Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of each Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As of October 31, 2006, BlackRock MuniYield Fund, Inc., BlackRock MuniYield Insured Fund, Inc., BlackRock MuniYield Quality Fund, Inc. and MuniYield Quality Fund II, Inc. had leverage amounts, due to Auction Market Preferred Stock, of 33.78%, 35.62%, 34.92% and 34.40% of total net assets, respectively, before the deduction of Preferred Stock.

As a part of their investment strategy, the Funds may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Funds to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Funds invest in inverse floaters, the market value of each Fund's portfolio and the net asset value of each Fund's shares may also be more volatile than if the Funds did not invest in these securities.

Swap Agreements

The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into a swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


                ANNUAL REPORTS                      OCTOBER 31, 2006          11

Schedule of Investments as of October 31, 2006
                               BlackRock MuniYield Fund, Inc.     (in Thousands)

             Face
           Amount     Municipal Bonds                                                   Value
===============================================================================================
Alabama--2.2%
         $  5,250     Jefferson County, Alabama, Limited Obligation School
                        Warrants, Series A, 5.50% due 1/01/2022                      $    5,733
                      Tuscaloosa, Alabama, Special Care Facilities Financing
                        Authority, Residential Care Facility Revenue Bonds
                        (Capstone Village, Inc. Project) Series A:
            2,200          5.625% due 8/01/2025                                           2,214
            6,425          5.875% due 8/01/2036                                           6,559
===============================================================================================
Arizona--11.6%
                      Arizona State Transportation Board, Highway Revenue
                        Bonds, Sub-Series A:
            5,825          5% due 7/01/2021                                               6,230
            7,030          5% due 7/01/2022                                               7,504
            5,240          5% due 7/01/2023                                               5,576
            3,300     Maricopa County, Arizona, IDA, Education Revenue
                        Bonds (Arizona Charter Schools Project 1), Series A,
                        6.75% due 7/01/2029                                               3,315
                      Maricopa County, Arizona, IDA, M/F Housing Revenue
                        Refunding Bonds (CRS Pine Ridge Housing
                        Corporation), Series A-1 (e)(i):
            5,000          6% due 10/20/2031                                              5,381
            5,000          6.05% due 10/20/2036                                           5,327
                      Phoenix, Arizona, IDA, Airport Facility, Revenue
                        Refunding Bonds (America West Airlines Inc.
                        Project), AMT:
            3,000          6.25% due 6/01/2019                                            3,088
            5,090          6.30% due 4/01/2023                                            5,195
                      Phoenix, Arizona, IDA, M/F Housing Revenue Bonds
                        (Summit Apartments LLC Project) (i):
            1,610          6.25% due 7/20/2022                                            1,763
            1,425          6.45% due 7/20/2032                                            1,557
            1,305          6.55% due 7/20/2037                                            1,429
            1,400     Pima County, Arizona, IDA, Education Revenue Bonds
                        (Arizona Charter Schools Project II), Series A,
                        6.75% due 7/01/2031                                               1,485
           17,500     Salt River Project, Arizona, Agriculture Improvement
                        and Power District, Electric System Revenue Bonds,
                        Series A, 5% due 1/01/2037                                       18,624
                      Vistancia Community Facilities District, Arizona, GO:
            3,000          5.50% due 7/15/2020                                            3,120
            2,125          5.75% due 7/15/2024                                            2,230
            5,900     Yavapai County, Arizona, IDA, Hospital Facility Revenue
                        Bonds (Yavapai Regional Medical Center), Series A,
                        6% due 8/01/2033                                                  6,406
===============================================================================================
Arkansas--0.7%
                      University of Arkansas, University Construction
                        Revenue Bonds (UAMS Campus), Series B (k):
            2,000          5% due 11/01/2020                                              2,137
            1,600          5% due 11/01/2027                                              1,695
            1,000     University of Arkansas, University Revenue Refunding
                        Bonds (UAMS Campus), Series A, 5%
                        due 11/01/2014 (k)                                                1,086
===============================================================================================
California--14.4%
            8,760     California State, GO, 5% due 2/01/2033                              9,160
                      California State Public Works Board, Lease
                        Revenue Bonds:
            2,000          (Department of Corrections), Series C, 5%
                             due 6/01/2025                                                2,098
            4,500          (Department of Mental Health--Coalinga State
                             Hospital), Series A, 5.125% due 6/01/2029                    4,744
                      California State, Various Purpose, GO:
            6,800          5.25% due 11/01/2025                                           7,310
           10,000          5% due 4/01/2031 (a)                                          10,511
            5,550          5.50% due 11/01/2033                                           6,104
                      Golden State Tobacco Securitization Corporation of
                        California, Tobacco Settlement Revenue Bonds:
            5,500          Series A-3, 7.875% due 6/01/2042                               6,758
            7,500          Series A-4, 7.80% due 6/01/2042                                9,184
                      Los Angeles, California, Unified School District, GO,
                        Series A (h):
            7,570          5% due 7/01/2022                                               8,050
           18,400          5% due 7/01/2023                                              19,455
            5,145     Santa Clara, California, Subordinated Electric Revenue
                        Bonds, Series A, 5% due 7/01/2022 (k)                             5,465
            7,465     University of California Revenue Bonds (Multiple
                        Purpose Projects), Series Q, 5% due 9/01/2021 (h)                 7,960
===============================================================================================
Colorado--5.1%
            3,245     Colorado Educational and Cultural Facilities Authority,
                        Revenue Refunding Bonds (University of Denver
                        Project), Series B, 5.25% due 3/01/2035 (d)                       3,524
              330     Colorado HFA, Revenue Refunding Bonds (S/F Program),
                        AMT, Series D-2, 6.90% due 4/01/2029                                333
            8,000     Denver, Colorado, City and County Airport Revenue
                        Bonds, AMT, Series D, 7.75% due 11/15/2013 (a)                    9,132
            4,755     Denver, Colorado, Urban Renewal Authority, Tax
                        Increment Revenue Bonds (Pavilions), AMT, 7.75%
                        due 3/01/2007 (l)                                                 4,853

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT           Alternative Minimum Tax (subject to)
COP           Certificates of Participation
DATES         Daily Adjustable Tax-Exempt Securities
DRIVERS       Derivative Inverse Tax-Exempt Receipts
EDA           Economic Development Authority
GO            General Obligation Bonds
HDA           Housing Development Authority
HFA           Housing Finance Agency
IDA           Industrial Development Authority
IDB           Industrial Development Board
IDR           Industrial Development Revenue Bonds
M/F           Multi-Family
PCR           Pollution Control Revenue Bonds
PILOT         Payment in Lieu of Taxes
S/F           Single-Family
VRDN          Variable Rate Demand Notes


12              ANNUAL REPORTS                      OCTOBER 31, 2006

                              BlackRock MuniYield Fund, Inc.      (in Thousands)

             Face
           Amount     Municipal Bonds                                                   Value
===============================================================================================
Colorado (concluded)
                      Elk Valley, Colorado, Public Improvement Revenue
                        Bonds (Public Improvement Fee), Series A:
         $  1,615          7.10% due 9/01/2014                                       $    1,738
            5,065          7.35% due 9/01/2031                                            5,407
                      Plaza Metropolitan District Number 1, Colorado,
                        Tax Allocation Revenue Bonds (Public
                        Improvement Fees):
            6,850          8% due 12/01/2025                                              7,595
            1,885          8.125% due 12/01/2025                                          1,899
===============================================================================================
Connecticut--0.1%
              450     Connecticut State Development Authority, IDR (AFCO
                        Cargo BDL-LLC Project), AMT, 7.35% due 4/01/2010                    473
===============================================================================================
Delaware--0.3%
            2,000     New Castle County, Delaware, PCR (General Motors
                        Corporation Project), VRDN, 7.10%
                        due 10/01/2008 (n)                                                2,000
===============================================================================================
Florida--6.3%
            4,240     Highlands County, Florida, Health Facilities Authority,
                        Hospital Revenue Bonds (Adventist Health System),
                        Series C, 5.25% due 11/15/2036                                    4,523
                      Hillsborough County, Florida, IDA, Exempt Facilities
                        Revenue Bonds (National Gypsum Company), AMT:
           11,500          Series A, 7.125% due 4/01/2030                                12,651
            5,000          Series B, 7.125% due 4/01/2030                                 5,500
            4,705     Lee County, Florida, Revenue Bonds, 5%
                        due 10/01/2022 (a)                                                5,016
            5,450     Midtown Miami, Florida, Community Development
                        District, Special Assessment Revenue Bonds, Series B,
                        6.50% due 5/01/2037                                               6,053
            1,100     Orange County, Florida, Health Facilities Authority,
                        Health Care Revenue Refunding Bonds (Orlando
                        Lutheran Towers), 5.375% due 7/01/2020                            1,116
            2,500     Orlando, Florida, Greater Orlando Aviation Authority,
                        Airport Facilities Revenue Bonds (JetBlue Airways
                        Corp.), AMT, 6.50% due 11/15/2036                                 2,616
            4,620     Santa Rosa Bay Bridge Authority, Florida, Revenue
                        Bonds, 6.25% due 7/01/2028                                        4,675
===============================================================================================
Georgia--1.6%
            4,600     Atlanta, Georgia, Tax Allocation Bonds (Atlantic Station
                        Project), 7.90% due 12/01/2024                                    5,117
                      Brunswick and Glynn County, Georgia, Development
                        Authority, First Mortgage Revenue Bonds (Coastal
                        Community Retirement Corporation Project), Series A:
            2,285          7.125% due 1/01/2025                                           2,253
            3,595          7.25% due 1/01/2035                                            3,556
===============================================================================================
Idaho--1.6%
              180     Idaho Housing Agency, S/F Mortgage Revenue
                        Refunding Bonds, AMT, Senior Series C-2,
                        7.15% due 7/01/2023                                                 185
           10,000     Power County, Idaho, Industrial Development
                        Corporation, Solid Waste Disposal Revenue
                        Bonds (FMC Corporation Project), AMT, 6.45%
                        due 8/01/2032                                                    10,663
===============================================================================================
Illinois--5.1%
              675     Beardstown, Illinois, IDR (Jefferson Smurfit Corp.
                        Project), 8% due 10/01/2016                                         690
            1,000     Bolingbrook, Illinois, Special Services Area Number 1,
                        Special Tax Bonds (Forest City Project), 5.90%
                        due 3/01/2027 (p)                                                 1,013
           13,200     Chicago, Illinois, O'Hare International Airport Revenue
                        Bonds, Third Lien, AMT, Series B-2, 6%
                        due 1/01/2029 (f)                                                14,813
            3,915     Chicago, Illinois, O'Hare International Airport, Special
                        Facility Revenue Refunding Bonds (American Airlines
                        Inc. Project), 8.20% due 12/01/2024                               4,037
                      Illinois State Finance Authority Revenue Bonds, Series A:
            1,750          (Friendship Village of Schaumburg), 5.625%
                             due 2/15/2037                                                1,788
            2,155          (Landing At Plymouth Place Project), 6%
                             due 5/15/2037                                                2,261
            5,000     Illinois State Finance Authority, Revenue Refunding
                        Bonds (Northwestern University), 5% due 12/01/2042                5,249
            4,000     Metropolitan Pier and Exposition Authority, Illinois,
                        Dedicated State Tax Revenue Bonds (McCormick
                        Place Expansion), Series A, 5.50% due 6/15/2023 (k)               4,346
===============================================================================================
Indiana--1.1%
            2,850     Indiana Municipal Power Agency, Power Supply System
                        Revenue Bonds, Series A, 5% due 1/01/2029 (d)                     3,010
            4,300     Indiana Transportation Finance Authority, Highway
                        Revenue Bonds, Series A, 5% due 6/01/2028 (h)                     4,503
===============================================================================================
Kansas--0.2%
            1,250     Lenexa, Kansas, Health Care Facility Revenue
                        Bonds (Lakeview Village Inc.), Series C, 6.875%
                        due 5/15/2032                                                     1,365
===============================================================================================
Kentucky--0.5%
                      Kentucky Economic Development Finance Authority,
                        Health System Revenue Refunding Bonds (Norton
                        Healthcare, Inc.), Series A:
            2,350          6.625% due 10/01/2010 (l)                                      2,622
              650          6.625% due 10/01/2028                                            722
===============================================================================================
Louisiana--5.7%
            6,750     Louisiana Public Facilities Authority, Hospital Revenue
                        Bonds (Franciscan Missionaries of Our Lady Health
                        System, Inc.), Series A, 5.25% due 8/15/2036                      7,139
            1,000     Louisiana Public Facilities Authority, Revenue Refunding
                        Bonds (Pennington Medical Foundation Project),
                        5% due 7/01/2031                                                  1,038
           10,000     Louisiana State Citizens Property Insurance Corporation,
                        Assessment Revenue Bonds, Series B, 5%
                        due 6/01/2020 (a)                                                10,789
           19,000     Port New Orleans, Louisiana, IDR, Refunding
                        (Continental Grain Company Project), 6.50%
                        due 1/01/2017                                                    19,379
===============================================================================================


                ANNUAL REPORTS                      OCTOBER 31, 2006          13

                              BlackRock MuniYield Fund, Inc.      (in Thousands)

             Face
           Amount     Municipal Bonds                                                   Value
===============================================================================================
Maryland--3.6%
                      Baltimore, Maryland, Convention Center Hotel
                        Revenue Bonds:
         $  5,615          Senior Series A, 5.25% due 9/01/2039 (f)                   $   6,105
            1,920          Sub-Series B, 5.875% due 9/01/2039                             2,032
            3,000     Maryland State Energy Financing Administration,
                        Limited Obligation Revenue Bonds (Cogeneration --
                        AES Warrior Run), AMT, 7.40% due 9/01/2019                        3,023
                      Maryland State Health and Higher Educational Facilities
                        Authority, Revenue Refunding Bonds:
            6,375          (Peninsula Regional Medical Center), 5%
                             due 7/01/2036                                                6,694
            4,000          (University of Maryland Medical System), 6%
                             due 7/01/2032                                                4,364
              500     Maryland State Industrial Development Financing
                        Authority, Economic Development Revenue Bonds
                        (Our Lady of Good Counsel School), Series A,
                        6% due 5/01/2035                                                    537
            1,500     Prince Georges County, Maryland, Special Obligation
                        Bonds (National Harbor Project), 5.20%
                        due 7/01/2034                                                     1,532
===============================================================================================
Massachusetts--4.9%
            1,410     Massachusetts State College Building Authority, Project
                        Revenue Bonds, Series A, 5% due 5/01/2031 (a)                     1,501
           10,000     Massachusetts State, Consolidated Loan, GO, Series C,
                        5% due 9/01/2015 (l)                                             10,964
            3,500     Massachusetts State Development Finance Agency,
                        Human Service Provider Revenue Bonds (Seven Hills
                        Foundation & Affiliates), 5% due 9/01/2035 (m)                    3,647
            2,750     Massachusetts State Development Finance Agency,
                        Revenue Refunding Bonds (Western New England
                        College), Series A, 5% due 9/01/2033 (b)                          2,894
            3,125     Massachusetts State Health and Educational Facilities
                        Authority, Revenue Bonds (University of Massachusetts
                        Memorial Healthcare), Series D, 5% due 7/01/2033                  3,186
           10,000     Massachusetts State Special Obligation Dedicated Tax
                        Revenue Bonds, 5.25% due 1/01/2014 (d)(l)                        10,961
===============================================================================================
Michigan--1.5%
            6,060     Macomb County, Michigan, Hospital Finance Authority,
                        Hospital Revenue Bonds (Mount Clemens General
                        Hospital), Series B, 5.875% due 11/15/2034                        6,419
            1,000     Michigan State Hospital Finance Authority, Revenue
                        Refunding Bonds (Henry Ford Health System),
                        Series A, 5.25% due 11/15/2032                                    1,071
            2,500     Michigan State Strategic Fund, PCR, Refunding
                        (General Motors Corp.), 6.20% due 9/01/2020                       2,512
===============================================================================================
Minnesota--1.8%
                      Eden Prairie, Minnesota, M/F Housing Revenue Bonds
                        (Rolling Hills Project), Series A (i):
              420          6% due 8/20/2021                                                 460
            2,000          6.20% due 2/20/2043                                            2,172
              945     Minneapolis, Minnesota, M/F Housing Revenue Bonds
                        (Gaar Scott Loft Project), AMT, 5.95% due 5/01/2030                 985
                      Minnesota State Municipal Power Agency, Electric
                        Revenue Bonds:
            4,500          5% due 10/01/2030                                              4,707
            3,340          5% due 10/01/2035                                              3,486
===============================================================================================
Missouri--4.1%
            2,690     Fenton, Missouri, Tax Increment Revenue Refunding
                        and Improvement Bonds (Gravois Bluffs), 7%
                        due 10/01/2011 (l)                                                3,113
            2,500     Missouri Joint Municipal Electric Utility Commission,
                        Power Project Revenue Bonds (Latan 2 Project),
                        Series A, 4.50% due 1/01/2036 (a)                                 2,504
                      Missouri State Highways and Transportation Commission,
                        First Lien State Road Revenue Bonds, Series A:
            5,000          5% due 5/01/2020                                               5,433
           15,000          5% due 5/01/2021                                              16,262
               85     Missouri State Housing Development Commission,
                        S/F Mortgage Revenue Bonds, Homeownership,
                        AMT, Series B, 7.55% due 9/01/2027 (g)(i)                            86
===============================================================================================
Nebraska--0.3%
                      Lincoln, Nebraska, Sanitation and Sewer Revenue Bonds:
              865          4.25% due 6/15/2024                                              862
              905          4.25% due 6/15/2025                                              898
===============================================================================================
New Hampshire--0.6%
            3,425     New Hampshire Health and Education Facilities
                        Authority, Revenue Refunding Bonds (Elliot
                        Hospital), Series B, 5.60% due 10/01/2022                         3,705
===============================================================================================
New Jersey--17.3%
           11,435     New Jersey EDA, Cigarette Tax Revenue Bonds,
                        5.50% due 6/15/2024                                              12,120
                      New Jersey EDA, First Mortgage Revenue Bonds,
                        Series A:
              710          (Lions Gate Project), 5.75% due 1/01/2025                        732
              230          (Lions Gate Project), 5.875% due 1/01/2037                       237
            3,000          (The Presbyterian Home), 6.375% due 11/01/2031                 3,184
           20,000     New Jersey EDA, Motor Vehicle Surcharge Revenue
                        Bonds, Series A, 5% due 7/01/2029 (k)                            21,119
            4,400     New Jersey EDA, Retirement Community Revenue
                        Bonds (Cedar Crest Village Inc. Facility), Series A,
                        7.25% due 11/15/2031                                              4,786
            8,825     New Jersey EDA, School Facilities Construction Revenue
                        Bonds, Series O, 5.25% due 3/01/2023                              9,574
                      New Jersey EDA, Special Facility Revenue Bonds
                        (Continental Airlines Inc. Project), AMT:
            3,905          6.25% due 9/15/2019                                            4,043
           14,000          6.25% due 9/15/2029                                           14,469
                      New Jersey Health Care Facilities Financing Authority
                        Revenue Bonds (Pascack Valley Hospital Association):
            1,515          6% due 7/01/2013                                               1,548
            1,835          6.625% due 7/01/2036                                           1,891
            3,000     New Jersey State Educational Facilities Authority,
                        Revenue Bonds (Richard Stockton College), Series F,
                        4.25% due 7/01/2036 (k)                                           2,945
                      New Jersey State Transportation Trust Fund Authority,
                        Transportation System Revenue Bonds:
            3,975          Series A, 5.50% due 12/15/2021                                 4,607
            6,600          Series A, 5.50% due 12/15/2022                                 7,673
           13,110          Series C, 5.05% due 12/15/2035 (a)(p)                          3,691
            5,425          Series D, 5% due 6/15/2019 (h)                                 5,848
            9,410          Series D, 5% due 6/15/2020                                    10,012
            7,000          Series D, 5% due 6/15/2020 (h)                                 7,527
===============================================================================================


14              ANNUAL REPORTS                      OCTOBER 31, 2006

                              BlackRock MuniYield Fund, Inc.      (in Thousands)

             Face
           Amount     Municipal Bonds                                                   Value
===============================================================================================
New York--17.5%
         $  2,200     Dutchess County, New York, IDA, Civic Facility Revenue
                        Refunding Bonds (Saint Francis Hospital), Series A,
                        7.50% due 3/01/2029                                          $    2,424
            2,400     Erie County, New York, IDA, Revenue Bonds (Orchard
                        Park Ccrc, Inc. Project), Series A, 6% due 11/15/2026             2,556
           11,000     Metropolitan Transportation Authority, New York,
                        Transportation Revenue Refunding Bonds, Series F,
                        5% due 11/15/2035                                                11,563
                      New York City, New York, City IDA, PILOT Revenue Bonds:
            2,000          (Queens Baseball Stadium Project), 5%
                             due 1/01/2022 (a)                                            2,166
            2,175          (Queens Baseball Stadium Project), 5%
                             due 1/01/2023 (a)                                            2,349
           13,250          (Yankee Stadium Project), 5% due 3/01/2036 (k)                14,118
            1,250     New York City, New York, City IDA, Special Facility
                        Revenue Bonds (British Airways Plc Project), AMT,
                        7.625% due 12/01/2032                                             1,402
           10,000     New York City, New York, City Municipal Water Finance
                        Authority, Water and Sewer System, Revenue
                        Refunding Bonds, 5.50% due 6/15/2010 (l)                         10,760
                      New York City, New York, GO:
           10,000          Series M, 5% due 4/01/2021                                    10,620
            2,500          Series O, 5% due 6/01/2033                                     2,624
            6,500     New York Liberty Development Corporation, Revenue
                        Bonds (Goldman Sachs Headquarters), 5.25%
                        due 10/01/2035                                                    7,552
                      New York State Dormitory Authority, Non-State
                        Supported Debt, Revenue Refunding Bonds (Mount
                        Sinai Health), Series A:
            3,145          6.75% due 7/01/2010 (l)                                        3,500
            1,855          6.75% due 7/01/2020                                            2,019
            5,000     New York State Dormitory Authority, State Personal
                        Income Tax Revenue Bonds (Education), Series F,
                        5% due 3/15/2035                                                  5,294
            8,360     New York State Dormitory Authority, Supported Debt
                        Revenue Refunding Bonds (Department of Health),
                        Series A, 5% due 7/01/2023 (c)                                    8,879
            2,500     Suffolk County, New York, IDA, IDR, Refunding
                        (Nissequogue Cogeneration Partners Facility), AMT,
                        5.50% due 1/01/2023                                               2,483
            9,400     Tobacco Settlement Financing Corporation of New York
                        Revenue Bonds, Series C-1, 5.50% due 6/01/2021                   10,277
           10,000     Triborough Bridge and Tunnel Authority, New York,
                        Subordinate Revenue Bonds, 5.25% due 11/15/2030                  10,665
                      Westchester County, New York, IDA, Continuing Care
                        Retirement Mortgage Revenue Bonds (Kendal on
                        Hudson Project), Series A:
            3,450          6.375% due 1/01/2024                                           3,689
            2,895          6.50% due 1/01/2034                                            3,098
===============================================================================================
North Carolina--1.8%
            4,750     North Carolina Eastern Municipal Power Agency,
                        Power System Revenue Bonds, Series D, 6.75%
                        due 1/01/2026                                                     5,166
              165     North Carolina HFA, Home Ownership Revenue Bonds,
                        AMT, Series 8-A, 6.20% due 7/01/2016                                170
              785     North Carolina, HFA, S/F Revenue Bonds, Series II,
                        6.20% due 3/01/2016 (e)                                             819
                      North Carolina Medical Care Commission, Health Care
                        Facilities, First Mortgage Revenue Bonds:
            1,000          (Arbor Acres Community Project), 6.375%
                             due 3/01/2032                                                1,074
            5,000          (Presbyterian Homes Project), 5.40%
                             due 10/01/2027                                               5,163
===============================================================================================
Ohio--3.1%
            3,000     Cincinnati, Ohio, City School District, GO (Classroom
                        Construction and Improvement), Refunding,
                        5.25% due 12/01/2020 (d)                                          3,429
                      Cuyahoga County, Ohio, Mortgage Revenue Bonds
                        (West Tech Apartments Project), AMT (i):
              141          5.75% due 9/20/2020                                              141
              225          5.85% due 9/20/2030                                              225
            5,065     Hamilton County, Ohio, Sewer System Improvement
                        Revenue Bonds (The Metropolitan Sewer District of
                        Greater Cincinnati), Series B, 5% due 12/01/2028 (k)              5,396
            2,175     Lucas County, Ohio, Health Care Facility Revenue
                        Refunding and Improvement Bonds (Sunset Retirement
                        Communities), Series A, 6.625% due 8/15/2030                      2,342
            5,000     Mason, Ohio, City School District, GO (School
                        Improvement), 5% due 12/01/2031 (h)                               5,274
              970     Port of Greater Cincinnati Development Authority,
                        Ohio, Special Assessment Revenue Bonds
                        (Cooperative Public Parking Infrastructure Project),
                        6.30% due 2/15/2024                                               1,062
                      Toledo-Lucas County, Ohio, Port Authority Revenue
                        Bonds (Saint Mary Woods Project), Series A:
              750          6% due 5/15/2024                                                 766
            2,250          6% due 5/15/2034                                               2,277
===============================================================================================
Oregon--1.4%
            4,405     Oregon State Department of Administrative Services,
                        COP, Series A, 6% due 5/01/2010 (a)(l)                            4,796
            2,870     Oregon State, GO, Refunding (Veterans Welfare),
                        Series 80A, 5.70% due 10/01/2032                                  2,891
            1,830     Portland, Oregon, Housing Authority, Housing Revenue
                        Bonds (Pine Square and University Place), Series A,
                        5.875% due 1/01/2022                                              1,879
===============================================================================================
Pennsylvania--5.6%
            5,270     Pennsylvania Economic Development Financing
                        Authority, Exempt Facilities Revenue Bonds
                        (National Gypsum Company), AMT, Series A,
                        6.25% due 11/01/2027                                              5,558
           16,270     Pennsylvania State Higher Educational Facilities
                        Authority, Health Services Revenue Refunding Bonds
                        (Allegheny Delaware Valley Obligation), Series C,
                        5.875% due 11/15/2016 (k)                                        16,623


                ANNUAL REPORTS                      OCTOBER 31, 2006          15

                              BlackRock MuniYield Fund, Inc.      (in Thousands)

             Face
           Amount     Municipal Bonds                                                   Value
===============================================================================================
Pennsylvania (concluded)
         $  1,265     Philadelphia, Pennsylvania, Authority for IDR,
                        Commercial Development, 7.75% due 12/01/2017                 $    1,268
                      Philadelphia, Pennsylvania, Authority for IDR,
                        Commercial Development, Refunding:
            3,650          (Days Inn), Series B, 6.50%
                             due 2/01/2007 (l)                                            3,746
            4,000          (Doubletree), Series A, 6.50%
                             due 2/01/2007 (l)                                            4,106
            5,000     Sayre, Pennsylvania, Health Care Facilities Authority,
                        Revenue Bonds (Guthrie Healthcare System),
                        Series B, 7.125% due 12/01/2031                                   5,993
===============================================================================================
Rhode Island--1.1%
            4,240     Central Falls, Rhode Island, Detention Facility
                        Corporation, Detention Facility, Revenue Refunding
                        Bonds, 7.25% due 7/15/2035                                        4,771
                      Woonsocket, Rhode Island, GO (d):
            1,225          6% due 10/01/2017                                              1,343
            1,195          6% due 10/01/2018                                              1,306
===============================================================================================
Tennessee--2.2%
            4,340     Hardeman County, Tennessee, Correctional Facilities
                        Corporation Revenue Bonds, 7.75% due 8/01/2017                    4,476
           10,000     McMinn County, Tennessee, IDB, Solid Waste Revenue
                        Bonds (Recycling Facility--Calhoun Newsprint), AMT,
                        7.40% due 12/01/2022                                             10,150
===============================================================================================
Texas--13.2%
            5,000     Alliance Airport Authority, Inc., Texas, Special Facilities
                        Revenue Bonds (American Airlines Inc. Project), AMT,
                        7.50% due 12/01/2029                                              5,100
                      Austin, Texas, Convention Center Revenue Bonds
                        (Convention Enterprises Inc.), First Tier, Series A:
            5,000          6.70% due 1/01/2028                                            5,331
            5,000          6.70% due 1/01/2032                                            5,294
                      Bexar County, Texas, Housing Finance Corporation,
                        M/F Housing Revenue Bonds (Water at Northern
                        Hills Apartments), Series A (k):
            1,300          5.80% due 8/01/2021                                            1,331
            2,460          6% due 8/01/2031                                               2,518
            1,000          6.05% due 8/01/2036                                            1,024
            3,755     Brazos River Authority, Texas, Revenue Refunding
                        Bonds (Reliant Energy Inc. Project), Series B,
                        7.75% due 12/01/2018                                              3,996
            5,480     Dallas-Fort Worth, Texas, International Airport Facilities
                        Improvement Corporation Revenue Bonds (American
                        Airlines, Inc.), AMT, 7.25% due 11/01/2030                        5,562
                      Gregg County, Texas, Health Facilities Development
                        Corporation, Hospital Revenue Bonds (Good Shepherd
                        Medical Center Project) (m):
            3,000          6.875% due 10/01/2020                                          3,374
            2,000          6.375% due 10/01/2025                                          2,214
            5,000     Guadalupe-Blanco River Authority, Texas, Sewage and
                        Solid Waste Disposal Facility Revenue Bonds (E. I. du
                        Pont de Nemours and Company Project), AMT,
                        6.40% due 4/01/2026                                               5,108
            3,900     Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue
                        Bonds (Citgo Petroleum Corporation Project), AMT,
                        7.50% due 5/01/2025                                               4,387
                      Houston, Texas, Airport System, Special Facilities
                        Revenue Bonds (Continental Airlines), AMT, Series E:
            3,500          7.375% due 7/01/2022                                           3,839
            3,000          7% due 7/01/2029                                               3,245
            1,600     Houston, Texas, Industrial Development Corporation
                        Revenue Bonds (Air Cargo), AMT, 6.375%
                        due 1/01/2023                                                     1,716
                      Lower Colorado River Authority, Texas, PCR (Samsung
                        Austin Semiconductor), AMT:
            4,830          6.375% due 4/01/2027                                           4,981
            3,330          6.95% due 4/01/2030                                            3,674
            7,030     Matagorda County, Texas, Navigation District Number 1,
                        Revenue Refunding Bonds (Reliant Energy Inc.),
                        Series C, 8% due 5/01/2029                                        7,475
            3,900     Port Corpus Christi, Texas, Individual Development
                        Corporation, Environmental Facilities Revenue Bonds
                        (Citgo Petroleum Corporation Project), AMT,
                        8.25% due 11/01/2031                                              4,035
            6,500     Texas State Turnpike Authority, Central Texas Turnpike
                        System Revenue Bonds, First Tier, Series A, 5.50%
                        due 8/15/2039 (a)                                                 7,051
            7,020     Tyler, Texas, Waterworks and Sewer Revenue Bonds,
                        5.70% due 9/01/2010 (d)(l)                                        7,546
===============================================================================================
Virginia--2.5%
                      James City County, Virginia, EDA, Residential Care
                        Facility, First Mortgage Revenue Refunding Bonds
                        (Williamsburg Landing, Inc.), Series A:
            1,500          5.35% due 9/01/2026                                            1,541
            2,000          5.50% due 9/01/2034                                            2,056
                      Pocahontas Parkway Association, Virginia, Toll Road
                        Revenue Bonds (l):
            5,000          Senior Series A, 5.50% due 8/15/2008                           5,264
           24,800          Senior Series B, 6.67% due 8/15/2008 (p)                       6,991
            1,000     Winchester, Virginia, IDA, Residential Care Facilities,
                        Revenue Bonds (Westminster-Canterbury), Series A,
                        5.20% due 1/01/2027                                               1,017
===============================================================================================
Washington--0.3%
                      Vancouver, Washington, Housing Authority, Housing
                        Revenue Bonds (Teal Pointe Apartments Project), AMT:
              945          6% due 9/01/2022                                                 970
            1,250          6.20% due 9/01/2032                                            1,282
===============================================================================================
Wisconsin--0.6%
              695     Milwaukee, Wisconsin, Revenue Bonds (Air Cargo),
                        AMT, 6.50% due 1/01/2025                                            750
                      Wisconsin Health and Educational Facilities Authority,
                        Revenue Refunding Bonds (Eastcastle Place
                        Inc. Project):
            1,000          6% due 12/01/2024                                              1,031
            1,800          6.125% due 12/01/2034                                          1,845
              700     Wisconsin State, GO, AMT, Series B, 6.20%
                        due 11/01/2026 (k)                                                  708
===============================================================================================


16              ANNUAL REPORTS                      OCTOBER 31, 2006

Schedule of Investments (concluded)
                              BlackRock MuniYield Fund, Inc.      (in Thousands)

             Face
           Amount     Municipal Bonds                                                   Value
===============================================================================================
Wyoming--0.4%
         $  2,500     Wyoming Student Loan Corporation, Student Loan
                        Revenue Refunding Bonds, Series A, 6.20%
                        due 6/01/2024                                                $    2,658
===============================================================================================
U.S. Virgin Islands--1.0%
            6,250     Virgin Islands Public Finance Authority, Refinery
                        Facilities Revenue Bonds (Hovensa Refinery), AMT,
                        6.125% due 7/01/2022                                              6,910
-----------------------------------------------------------------------------------------------
                      Total Municipal Bonds
                      (Cost--$889,759)--141.3%                                          950,288
===============================================================================================

                      Municipal Bonds Held in Trust (o)
===============================================================================================
New York--3.3%
                      New York City, New York, GO, Refunding, Series A (d):
           10,000          6.375% due 5/15/2014                                          10,959
           10,000          6.375% due 5/15/2015                                          10,959
===============================================================================================
South Carolina--2.8%
                      Charleston Educational Excellence Financing Corporation,
                        South Carolina, Revenue Bonds (Charleston County
                        School District) (b):
            7,795          5.25% due 12/01/2028                                           8,444
            6,920          5.25% due 12/01/2029                                           7,491
            2,510          5.25% due 12/01/2030                                           2,717
===============================================================================================
Puerto Rico--5.6%
           30,000     Puerto Rico Commonwealth Highway and Transportation
                        Authority, Transportation Revenue Bonds, Series B,
                        5.875% due 7/01/2035 (k)                                         32,678
            5,000     Puerto Rico Electric Power Authority, Power Revenue
                        Bonds, Series HH, 5.75% due 7/01/2010 (h)(l)                      5,415
-----------------------------------------------------------------------------------------------
                      Total Municipal Bonds Held in Trust
                      (Cost--$75,321)--11.7%                                             78,663
===============================================================================================

           Shares
             Held     Short-Term Securities
===============================================================================================
            6,924     Merrill Lynch Institutional Tax-Exempt Fund,
                        3.38% (j)(q)                                                      6,924
-----------------------------------------------------------------------------------------------
                      Total Short-Term Securities
                      (Cost--$6,924)--1.0%                                                6,924
===============================================================================================
Total Investments (Cost--$972,004*)--154.0%                                           1,035,875

Other Assets Less Liabilities--2.5%                                                      16,485

Liability for Trust Certificates, Including Interest Expense Payable--(5.4%)            (36,610)

Preferred Stock, at Redemption Value--(51.1%)                                          (343,383)
                                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                                        $  672,367
                                                                                     ==========

* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost .............................................  $   937,168
                                                                    ===========
      Gross unrealized appreciation ..............................  $    62,754
      Gross unrealized depreciation ..............................         (160)
                                                                    -----------
      Net unrealized appreciation ................................  $    62,594
                                                                    ===========

(a)   AMBAC Insured.
(b)   Assured Guaranty Insured.
(c)   CIFG Insured.
(d)   FGIC Insured.
(e)   FHA Insured.
(f)   XL Capital Insured.
(g)   FNMA Collateralized.
(h)   FSA Insured.
(i)   GNMA Collateralized.
(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                            Net         Dividend
      Affiliate                                          Activity        Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund          4,424        $    346
      --------------------------------------------------------------------------

(k)   MBIA Insured.
(l)   Prerefunded.
(m)   Radian Insured.
(n) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(o) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.
(p) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
(q)   Represents the current yield as of October 31, 2006.

      See Notes to Financial Statements.


                ANNUAL REPORTS                      OCTOBER 31, 2006          17

Schedule of Investments as of October 31, 2006
                      BlackRock MuniYield Insured Fund, Inc.      (in Thousands)

             Face
           Amount     Municipal Bonds                                                   Value
===============================================================================================
Alaska--0.4%
         $  3,695     Alaska Energy Authority, Power Revenue Refunding
                        Bonds (Bradley Lake), Fourth Series, 6%
                        due 7/01/2018 (g)                                            $    4,371
===============================================================================================
Arizona--2.2%
           21,355     Downtown Phoenix Hotel Corporation, Arizona,
                        Revenue Bonds, Senior Series A, 5%
                        due 7/01/2036 (c)                                                22,460
===============================================================================================
California--29.8%
           10,000     Alameda Corridor Transportation Authority,
                        California, Capital Appreciation Revenue
                        Refunding Bonds, Subordinate Lien, Series A,
                        5.40% due 10/01/2014 (a)(m)                                       8,123
            5,000     Antioch, California, Public Finance Authority, Lease
                        Revenue Refunding Bonds (Municipal Facilities
                        Project), Series A, 5.50% due 1/01/2032 (b)                       5,326
           10,000     California Infrastructure and Economic Development
                        Bank, Bay Area Toll Bridges Revenue Bonds,
                        First Lien, Series A, 5% due 7/01/2025 (c)(i)                    11,334
                      California State Public Works Board, Lease
                        Revenue Bonds:
            5,500          (Department of Corrections), Series C,
                             5.25% due 6/01/2028                                          5,854
            3,755          (Department of General Services), Series D,
                             5.25% due 6/01/2028                                          3,997
            5,250          (Department of Mental Health--Coalinga State
                             Hospital), Series A, 5.125% due 6/01/2029                    5,534
           12,000     California State, Various Purpose, GO, 5.25%
                        due 11/01/2029                                                   12,840
           32,000     California State, Various Purpose, GO, Refunding,
                        5% due 6/01/2034 (d)                                             33,729
            7,740     California Statewide Communities Development
                        Authority, Health Facility Revenue Bonds (Memorial
                        Health Services), Series A, 6% due 10/01/2023                     8,617
            4,205     California Statewide Communities Development
                        Authority, Water Revenue Bonds (Pooled Financing
                        Program), Series C, 5.25% due 10/01/2034 (g)                      4,492
            5,800     Fairfield-Suisun, California, Unified School District,
                        GO (Election of 2002), 5.50% due 8/01/2028 (b)                    6,403
            6,060     Glendale, California, Community College District, GO
                        (Election of 2002), Series D, 5% due 11/01/2031 (b)               6,483
           13,155     Huntington Beach, California, Union High School
                        District, GO (Election of 2004), 5%
                        due 8/01/2029 (g)                                                13,916
            1,000     Long Beach, California, Harbor Revenue Refunding
                        Bonds, AMT, Series B, 5.20% due 5/15/2027 (b)                     1,060
           42,750     Los Angeles, California, Unified School District, GO,
                        Series A, 5% due 1/01/2028 (b)                                   45,202
                      Los Angeles, California, Water and Power Revenue
                        Bonds (Power System) (g):
           12,775          Series B, 5% due 7/01/2035                                    13,386
           35,200          Sub-Series A-1, 5% due 7/01/2035                              37,305
            7,500     Modesto, California, Irrigation District, COP,
                        Refunding and Capital Improvements, Series A,
                        5% due 10/01/2036 (a)                                             7,957
           10,365     Pasadena, California, Area Community College
                        District, GO (Election of 2002), Series B,
                        5% due 8/01/2031 (a)                                             11,073
              145     Port of Oakland, California, Revenue Bonds, AMT,
                        Series K, 5.75% due 11/01/2021 (c)                                  154
           10,000     Riverside County, California, Public Financing
                        Authority, Tax Allocation Revenue Bonds
                        (Redevelopment Projects), 5% due 10/01/2035 (e)                  10,458
            3,000     Riverside County, California, Public Financing
                        Authority, Tax Allocation Revenue Refunding
                        Bonds (Jurupa Valley Project and Interstate 215
                        Corridor Project), 5% due 10/01/2023 (b)                          3,221
                      San Francisco, California, Bay Area Rapid Transit
                        District, Sales Tax Revenue Bonds (g):
            7,500          5% due 7/01/2031                                               7,920
           10,000          5% due 7/01/2036                                              10,539
            8,170     San Francisco, California, Community College
                        District, GO (Election of 2001), Series C, 5%
                        due 6/15/2029 (g)                                                 8,736
            8,310     Stockton, California, Public Financing Authority,
                        Lease Revenue Bonds (Parking & Capital Projects),
                        5.25% due 9/01/2034 (c)                                           8,911
           12,000     West Valley Mission Community College District,
                        California, GO (Election of 2004), Series A,
                        5% due 8/01/2030 (g)                                             12,810
===============================================================================================
Colorado--1.0%
           10,000     Colorado HFA, Revenue Refunding Bonds (Adventist
                        Health System/Sunbelt Obligor Group), Series D,
                        5.125% due 11/15/2029                                            10,558
===============================================================================================
District of Columbia--3.6%
                      District of Columbia, Ballpark Revenue Bonds,
                        Series B-1 (c):
           25,000          5% due 2/01/2031                                              26,420
           10,000          5% due 2/01/2035                                              10,537
===============================================================================================
Florida--1.4%
            4,715     Highlands County, Florida, Health Facilities Authority,
                        Hospital Revenue Bonds (Adventist Health System),
                        Series C, 5.25% due 11/15/2036                                    5,029
            1,000     Miami-Dade County, Florida, Aviation Revenue
                        Refunding Bonds (Miami International Airport),
                        AMT, 5.375% due 10/01/2027 (c)                                    1,060
            5,000     Orange County, Florida, Health Facilities Authority,
                        Hospital Revenue Bonds (Adventist Health System),
                        5.625% due 11/15/2032                                             5,407
            3,225     Pinellas County, Florida, Health Facilities Authority,
                        Revenue Refunding Bonds (Pooled Hospital
                        Loan Program), DATES, VRDN, 3.65%
                        due 12/01/2015 (a)(h)                                             3,225
===============================================================================================
Georgia--4.6%
                      Atlanta, Georgia, Airport General Revenue Refunding
                        Bonds (g):
           26,500          AMT, Series A, 5.125% due 1/01/2030                           27,753
           12,500          Series B, 5.25% due 1/01/2033                                 13,428
                      Burke County, Georgia, Development Authority, PCR,
                        Refunding, VRDN (a)(h):
            3,000          (Oglethorpe Power Corporation),
                             3.61% due 1/01/2021                                          3,000
            3,000          (Oglethorpe Power Corporation--Vogtle),
                             3.61% due 1/01/2022                                          3,000
===============================================================================================
Hawaii--0.5%
            2,000     Hawaii State, GO, Series CX, 5.50% due 2/01/2021 (g)                2,168
            3,000     Hawaii State Harbor System Revenue Bonds, AMT,
                        Series A, 5% due 1/01/2031 (g)                                    3,130
===============================================================================================


18              ANNUAL REPORTS                      OCTOBER 31, 2006

                      BlackRock MuniYield Insured Fund, Inc.      (in Thousands)

             Face
           Amount     Municipal Bonds                                                   Value
===============================================================================================
Illinois--4.8%
         $ 15,400     Chicago, Illinois, GO, Series C, 5% due 1/01/2035 (b)          $   16,097
                      Chicago, Illinois, O'Hare International Airport,
                        Revenue Refunding Bonds, AMT:
            1,500          Third Lien, Series C-2, 5.25% due 1/01/2034 (e)                1,577
           13,000     Illinois Health Facilities Authority Revenue Refunding
                        Bonds (University of Chicago Hospitals), VRDN,
                        3.63% due 8/01/2026 (b)(h)                                       13,000
            5,000     Illinois State, GO, 5% due 4/01/2028 (a)                            5,299
            6,035     McLean and Woodford Counties, Illinois, Community
                        Unit, School District Number 005, GO, Refunding,
                        6.375% due 12/01/2016 (g)                                         6,786
            4,800     Metropolitan Pier and Exposition Authority, Illinois,
                        Dedicated State Tax Revenue Refunding Bonds
                        (McCormick Place Expansion Project), Series B,
                        5.75% due 6/15/2023 (b)                                           5,301
            1,000     Regional Transportation Authority, Illinois, Revenue
                        Bonds, Series C, 7.75% due 6/01/2020 (c)                          1,381
===============================================================================================
Indiana--5.6%
            2,250     Indiana Health Facilities Financing Authority, Hospital
                        Revenue Bonds (Deaconess Hospital Obligated
                        Group), Series A, 5.375% due 3/01/2034 (a)                        2,419
                      Indiana Transportation Finance Authority, Highway
                        Revenue Bonds, Series A:
            3,000          5.25% due 6/01/2026 (c)                                        3,268
            3,750          5% due 6/01/2028 (g)                                           3,927
           14,000          5.25% due 6/01/2028 (c)                                       15,078
           20,000          5.25% due 6/01/2029 (c)                                       21,526
            2,705     Indianapolis, Indiana, Local Public Improvement
                        Bond Bank, Revenue Bonds (Waterworks Project),
                        Series A, 5.125% due 7/01/2027 (b)                                2,855
                      Indianapolis, Indiana, Local Public Improvement
                        Bond Bank, Revenue Refunding Bonds (Indianapolis
                        Airport Authority Project), AMT, Series B (b):
            2,000          5.25% due 1/01/2028                                            2,141
            6,525          5.25% due 1/01/2030                                            6,975
===============================================================================================
Louisiana--6.6%
            3,750     Louisiana Local Government, Environmental
                        Facilities, Community Development Authority
                        Revenue Bonds (Capital Projects and Equipment
                        Acquisition), Series A, 6.30% due 7/01/2030 (a)                   4,482
            6,615     Louisiana Public Facilities Authority, Hospital
                        Revenue Bonds (Franciscan Missionaries of
                        Our Lady Health System, Inc.), Series A, 5.25%
                        due 8/15/2036                                                     6,996
           31,255     Louisiana State, GO, Series C, 5% due 5/01/2022 (g)                33,654
                      Louisiana State, Gas and Fuels Tax Revenue Bonds,
                        Series A:
            4,500          5% due 5/01/2025 (e)                                           4,801
           13,000          5% due 5/01/2031 (g)                                          13,860
            3,545     New Orleans, Louisiana, GO (Public Improvements),
                        5% due 10/01/2033 (b)                                             3,693
===============================================================================================
Massachusetts--4.5%
            2,500     Massachusetts State, HFA, Housing Development
                        Revenue Refunding Bonds, Series B, 5.40%
                        due 12/01/2028 (b)                                                2,582
           12,805     Massachusetts State, HFA, Rental Housing Mortgage
                        Revenue Bonds, AMT, Series A, 5.15%
                        due 7/01/2026 (g)                                                13,079
            7,550     Massachusetts State Port Authority Revenue Bonds,
                        Series A, 5% due 7/01/2033 (b)                                    7,902
                      Massachusetts State Special Obligation Dedicated
                        Tax Revenue Bonds (c)(f):
           10,160          5.25% due 1/01/2014                                           11,136
           10,000          5.75% due 1/01/2014                                           11,273
===============================================================================================
Michigan--3.6%
           11,250     Detroit, Michigan, Sewage Disposal System, Second
                        Lien Revenue Bonds, Series B, 5% due 7/01/2036 (c)               11,903
            4,325     Michigan Higher Education Student Loan Authority,
                        Student Loan Revenue Bonds, AMT, Series XVII-Q,
                        5% due 3/01/2031 (a)                                              4,481
           20,000     Wayne County, Michigan, Airport Authority Revenue
                        Bonds (Detroit Metropolitan Wayne County
                        Airport), AMT, 5% due 12/01/2029 (b)                             20,905
===============================================================================================
Missouri--2.9%
                      Missouri Joint Municipal Electric Utility Commission,
                        Power Project Revenue Bonds (Latan 2 Project),
                        Series A (a):
            6,550          5% due 1/01/2026                                               6,986
            7,930          5% due 1/01/2027                                               8,452
            8,325          5% due 1/01/2028                                               8,860
              150     Missouri State Housing Development Commission,
                        S/F Mortgage Revenue Bonds (Homeownership
                        Loan Program), AMT, Series C-1, 7.15%
                        due 3/01/2032 (k)                                                   153
            5,000     Missouri State Housing Development Commission,
                        S/F Mortgage Revenue Refunding Bonds
                        (Homeownership Loan Program), AMT, Series D-1,
                        5% due 9/01/2037 (k)(l)                                           5,116
===============================================================================================
Nebraska--3.3%
           15,435     Nebraska Public Power District Revenue Bonds,
                        Series A, 5% due 1/01/2035 (a)                                   16,137
            6,780     Omaha Convention Hotel Corporation, Nebraska,
                        Convention Center Revenue Bonds, First Tier,
                        Series A, 5.125% due 4/01/2032 (a)                                7,134
           10,000     Omaha Public Power District, Nebraska, Electric
                        System Revenue Bonds, Series A, 5% due 2/01/2034                 10,463
===============================================================================================
Nevada--7.5%
           25,000     Clark County, Nevada, Airport System Subordinate
                        Lien Revenue Bonds, Series A-2, 5%
                        due 7/01/2030 (c)                                                26,198
            6,000     Henderson, Nevada, Health Care Facilities Revenue
                        Bonds (Catholic Healthcare West), Series A,
                        5.625% due 7/01/2024                                              6,502
            5,000     Humboldt County, Nevada, PCR, Refunding (Sierra
                        Pacific Project), 6.55% due 10/01/2013 (a)                        5,078
            1,165     Reno, Nevada, Capital Improvement Revenue Bonds,
                        5.50% due 6/01/2019 (c)                                           1,264
           12,500     Truckee Meadows, Nevada, Water Authority,
                        Water Revenue Refunding Bonds, 4.75%
                        due 7/01/2032 (g)                                                12,831
                      Washoe County, Nevada, Gas Facilities Revenue
                        Bonds (Sierra Pacific Power Company), AMT:
           15,000          6.65% due 12/01/2017 (a)                                      15,036
            5,000          6.55% due 9/01/2020 (b)                                        5,078
            5,000     Washoe County, Nevada, Water Facility Revenue
                        Bonds (Sierra Pacific Power Company), AMT,
                        6.65% due 6/01/2017 (b)                                           5,118
===============================================================================================


                ANNUAL REPORTS                      OCTOBER 31, 2006          19

                      BlackRock MuniYield Insured Fund, Inc.      (in Thousands)

             Face
           Amount     Municipal Bonds                                                   Value
===============================================================================================
New Hampshire--1.0%
         $ 10,000     New Hampshire State Business Finance Authority,
                        PCR, Refunding (Public Service Company Project),
                        AMT, Series B, 4.75% due 5/01/2021 (b)                       $   10,278
===============================================================================================
New Jersey--5.3%
           16,000     Garden State Preservation Trust of New Jersey, Open
                        Space and Farmland Preservation Revenue Bonds,
                        Series A, 5.75% due 11/01/2028 (g)                               19,749
                      New Jersey EDA, Cigarette Tax Revenue Bonds:
            3,060          5.75% due 6/15/2029                                            3,329
            2,610          5.50% due 6/15/2031                                            2,780
           14,135          5.75% due 6/15/2034                                           15,283
                      New Jersey State Transportation Trust Fund Authority,
                        Transportation System Revenue Bonds, Series C (a)(m):
           20,000          4.96% due 12/15/2035                                           5,631
           20,000          5.03% due 12/15/2036                                           5,344
                      Newark, New Jersey, Housing Authority, Port
                        Authority--Port Newark Marine Terminal
                        Additional Rent-Backed Revenue Bonds
                        (City of Newark Redevelopment Projects) (b):
            1,500          5.50% due 1/01/2027                                            1,652
            1,380          5.50% due 1/01/2028                                            1,520
===============================================================================================
New Mexico--0.2%
            1,605     New Mexico Educational Assistance Foundation,
                        Student Loan Revenue Refunding Bonds (Student
                        Loan Program), AMT, First Sub-Series A-2,
                        6.65% due 11/01/2025                                              1,607
              445     New Mexico Mortgage Finance Authority,
                        S/F Mortgage Revenue Bonds, AMT, Series C-2,
                        6.95% due 9/01/2031 (k)                                             452
===============================================================================================
New York--15.4%
           10,250     Long Island Power Authority, New York, Electric
                        System Revenue Bonds, Series A, 5.10%
                        due 9/01/2029                                                    10,836
           12,500     Metropolitan Transportation Authority, New York,
                        Commuter Facilities Revenue Refunding Bonds,
                        Series B, 5.125% due 7/01/2024 (a)(i)                            12,870
           11,250     Metropolitan Transportation Authority, New York,
                        Transportation Revenue Refunding Bonds, Series F,
                        5% due 11/15/2030                                                11,878
           30,000     New York City, New York, City Municipal Water
                        Finance Authority, Water and Sewer System,
                        Revenue Refunding Bonds, Series B, 5%
                        due 6/15/2036 (g)                                                31,678
                      New York City, New York, GO:
            1,880          Series B, 5.875% due 8/01/2016 (b)                             2,038
           10,000          Series J, 5.25% due 5/15/2024                                 10,732
            1,000          Series J, 5.25% due 5/15/2025                                  1,075
           20,000          Series M, 5% due 4/01/2030 (n)                                21,182
            6,000          Sub-Series C-1, 5.25% due 8/15/2026                            6,439
            2,250     New York City, New York, IDA Civic Facilities
                        Revenue Bonds (YMCA of Greater New York
                        Project), 5% due 8/01/2026                                        2,361
           11,865     New York State Dormitory Authority, Supported
                        Debt Revenue Bonds (Mental Health Services
                        Facilities Improvement), Series E, 5% due 2/15/2035              12,430
            6,645     New York State Urban Development Corporation,
                        Personal Income Tax Revenue Bonds, Series B,
                        5% due 3/15/2030 (g)                                              7,046
           19,500     Port Authority of New York and New Jersey,
                        Consolidated Revenue Bonds, AMT, One Hundred
                        Thirty-Seventh Series, 5.125% due 7/15/2030 (g)                  20,644
            7,190     Port Authority of New York and New Jersey,
                        Consolidated Revenue Refunding Bonds, AMT,
                        One Hundred Thirty-Eighth Series, 5%
                        due 12/01/2011 (c)                                                7,603
===============================================================================================
Pennsylvania--2.5%
                      Philadelphia, Pennsylvania, School District, GO,
                        Series D (c):
           12,115          5.125% due 6/01/2034                                          12,838
            6,000          5.25% due 6/01/2034                                            6,438
            5,000     Sayre, Pennsylvania, Health Care Facilities Authority
                        Revenue Bonds (Guthrie Healthcare System),
                        Series B, 7.125% due 12/01/2031                                   5,993
===============================================================================================
South Carolina--4.1%
            5,000     Berkeley County, South Carolina, School District,
                        Installment Lease Revenue Bonds (Securing Assets
                        for Education Project), 5.125% due 12/01/2030                     5,301
                      Charleston Educational Excellence Financing
                        Corporation, South Carolina, Revenue Bonds
                        (Charleston County School District) (n):
            3,895          5.25% due 12/01/2028                                           4,219
            3,465          5.25% due 12/01/2029                                           3,751
            1,160          5.25% due 12/01/2030                                           1,256
                      Kershaw County, South Carolina, Public Schools
                        Foundation, Installment Power Revenue
                        Refunding Bonds (d):
            3,775          5% due 12/01/2030                                              3,986
            3,690          5% due 12/01/2031                                              3,893
            1,185     South Carolina Housing Finance and Development
                        Authority, Mortgage Revenue Refunding Bonds,
                        AMT, Series A-2, 6.35% due 7/01/2019 (g)                          1,239
           18,030     South Carolina Transportation Infrastructure Bank
                        Revenue Bonds, Series A, 5% due 10/01/2029 (a)                   18,826
===============================================================================================
Tennessee--4.1%
            3,955     Blount County, Tennessee, Public Building
                        Authority, Local Government Public Improvement
                        Revenue Bonds, VRDN, Series A3A, 3.65%
                        due 6/01/2026 (a)(h)                                              3,955
                      Sevier County, Tennessee, Public Building Authority,
                        Local Government Public Improvement Revenue
                        Bonds, VRDN (a)(h):
            3,580          Series IV-E-1, 3.61% due 6/01/2030                             3,580
            2,000          Series VI-D-3, 3.61% due 6/01/2033                             2,000
              100     Sevier County, Tennessee, Public Building Authority
                        Revenue Bonds, Local Government Public
                        Improvement IV, VRDN, Series F-1, 3.61%
                        due 6/01/2025 (a)(h)                                                100
           20,000     Tennessee Energy Acquisition Corporation, Gas
                        Revenue Bonds, Series A, 5.25% due 9/01/2026                     22,661
                      Tennessee HDA, Revenue Bonds (Homeownership
                        Program), AMT, Series 2C:
            1,795          6.05% due 7/01/2012                                            1,844
            2,250          6.15% due 7/01/2014                                            2,294
                      Tennessee HDA, Revenue Refunding Bonds
                        (Homeownership Program), AMT, Series A (g):
            3,340          5.25% due 7/01/2022                                            3,443
            2,365          5.35% due 1/01/2026                                            2,437
===============================================================================================


20              ANNUAL REPORTS                      OCTOBER 31, 2006

                      BlackRock MuniYield Insured Fund, Inc.      (in Thousands)

             Face
           Amount     Municipal Bonds                                                   Value
===============================================================================================
Texas--9.3%
         $  1,880     Bexar, Texas, Metropolitan Water District, Waterworks
                        System Revenue Refunding Bonds, 6.35%
                        due 5/01/2025 (b)                                            $    1,903
            1,000     Dallas-Fort Worth, Texas, International Airport,
                        Joint Revenue Bonds, AMT, Series A, 5%
                        due 11/01/2035 (g)                                                1,009
              750     Dallas-Fort Worth, Texas, International Airport
                        Revenue Refunding Bonds, DRIVERS, AMT,
                        Series 336Z, 7.34% due 11/01/2026 (c)(j)                            859
                      Harris County-Houston Sports Authority, Texas,
                        Revenue Refunding Bonds, Senior Lien, Series G (b):
            1,665          5.75% due 11/15/2019                                           1,808
            3,500          5.75% due 11/15/2020                                           3,800
           10,000          5.25% due 11/15/2030                                          10,621
           18,650     Harris County, Texas, Health Facilities Development
                        Corporation, Hospital Revenue Bonds (Texas
                        Children's Hospital), VRDN, Series B-1, 3.62%
                        due 10/01/2029 (b)(h)                                            18,650
           15,000     North Texas Municipal Water District, Texas, Water
                        System Revenue Bonds, 5% due 9/01/2031 (b)                       15,970
            5,890     North Texas Thruway Authority, Dallas North
                        Thruway System Revenue Bonds, Series A,
                        5% due 1/01/2035 (g)                                              6,192
            4,825     Texas State Department of Housing and Community
                        Affairs, S/F Mortgage Revenue Bonds, AMT,
                        Series A, 5.45% due 9/01/2023 (b)(k)                              5,006
           20,000     Texas State Transportation Commission, GO
                        (Mobility Fund), Series A, 4.50% due 4/01/2035 (c)               19,841
           10,000     Texas State Turnpike Authority, Central Texas
                        Turnpike System Revenue Bonds, First Tier,
                        Series A, 5.50% due 8/15/2039 (a)                                10,848
===============================================================================================
Vermont--0.1%
              565     Vermont HFA, S/F Housing Revenue Bonds, AMT,
                        Series 12B, 6.30% due 11/01/2019 (g)                                571
===============================================================================================
Virginia--1.0%
            2,500     Halifax County, Virginia, IDA, Exempt Facility
                        Revenue Refunding Bonds (Old Dominion
                        Electric Cooperative Project), AMT, 5.625%
                        due 6/01/2028 (a)                                                 2,737
            7,695     Virginia Port Authority, Port Facilities Revenue Bonds,
                        AMT, 5% due 7/01/2036 (c)                                         7,975
===============================================================================================
Washington--11.1%
                      Bellevue, Washington, GO, Refunding (b):
            2,545          5.25% due 12/01/2026                                           2,776
            2,455          5.25% due 12/01/2027                                           2,651
            2,850          5.25% due 12/01/2028                                           3,073
            3,000          5.25% due 12/01/2029                                           3,231
           17,600          5% due 12/01/2034                                             18,482
            3,030     Chelan County, Washington, Public Utility District
                        Number 001, Consolidated Revenue Bonds
                        (Chelan Hydro System), AMT, Series A, 5.45%
                        due 7/01/2037 (a)                                                 3,252
                      Chelan County, Washington, Public Utility District
                        Number 001, Consolidated Revenue Refunding
                        Bonds (Chelan Hydro System), AMT (b):
            6,595          Series B, 6.35% due 7/01/2026                                  6,837
            6,000          Series C, 5.65% due 7/01/2032                                  6,468
           10,000     King County, Washington, School District Number 401
                        (Highline), GO, 5.25% due 12/01/2025 (g)                         10,994
           10,000     Radford Court Properties, Washington, Student
                        Housing Revenue Bonds, 5.75% due 6/01/2032 (b)                   10,766
            1,720     Seattle, Washington, Drain and Wastewater Utility
                        Revenue Bonds, 5.75% due 11/01/2009 (b)(f)                        1,843
                      Skagit County, Washington, Public Hospital
                        District, GO (b):
            4,945          Series A, 5.25% due 12/01/2025                                 5,347
            5,450          Series A, 5.25% due 12/01/2026                                 5,889
            5,300     Tacoma, Washington, Regional Water Supply System,
                        Water Revenue Bonds, 5% due 12/01/2032 (b)                        5,514
            7,250     Tacoma, Washington, Solid Waste Utility
                        Revenue Refunding Bonds, Series B, 5.50%
                        due 12/01/2007 (a)(f)                                             7,470
            7,000     Washington State Health Care Facilities Authority
                        Revenue Bonds (Providence Health System),
                        Series A, 5.25% due 10/01/2021 (b)                                7,390
           12,035     Washington State, Motor Vehicle Fuel Tax, GO,
                        Series B, 5% due 7/01/2031 (g)                                   12,793
===============================================================================================
West Virginia--0.6%
            5,925     Harrison County, West Virginia, County Commission
                        for Solid Waste Disposal Revenue Bonds
                        (Monongahela Power), AMT, Series C, 6.75%
                        due 8/01/2024 (a)                                                 5,940
===============================================================================================
Wisconsin--0.4%
            3,395     Wisconsin State Health and Educational Facilities
                        Authority Revenue Bonds (Synergyhealth Inc.),
                        6% due 11/15/2032                                                 3,709
===============================================================================================
Puerto Rico--0.5%
            5,000     Puerto Rico Commonwealth, Public Improvement,
                        GO, Series A, 5.25% due 7/01/2027                                 5,405
-----------------------------------------------------------------------------------------------
                      Total Municipal Bonds
                      (Cost--$1,351,219)--137.9%                                      1,419,820
===============================================================================================

                      Municipal Bonds Held in Trust (o)
===============================================================================================
California--6.5%
           12,900     California State, GO, 5.50%, due 4/1/2030 (b)                      14,167
           14,900     California State, Various Purpose, GO, 5.50%
                        due 11/1/2033 (b)                                                16,357
           10,030     Gavilan, California, Joint Community College District,
                        GO (Election of 2004), Series A, 5.50%
                        due 8/01/2028 (a)                                                11,073
           14,000     Port of Oakland, California, Revenue Bonds, AMT,
                        Series K, 5.75% due 11/01/2021 (c)                               14,915
            9,460     Port of Oakland, California, Revenue Refunding Bonds,
                        AMT, Series L, 5.375% due 11/01/2027 (c)                         10,179
===============================================================================================
Florida--1.1%
           10,750     Miami-Dade County, Florida, Aviation Revenue Refunding
                        Bonds (Miami International Airport), AMT, 5.375%
                        due 10/01/2025 (c)                                               11,404
===============================================================================================


                ANNUAL REPORTS                      OCTOBER 31, 2006          21

Schedule of Investments (concluded)
                      BlackRock MuniYield Insured Fund, Inc.      (in Thousands)

             Face
           Amount     Municipal Bonds Held in Trust (o)                                 Value
===============================================================================================
Illinois--8.1%
         $ 16,400     Chicago, Illinois, O'Hare International Airport, General
                        Airport Revenue Refunding Bonds, Third Lien, AMT,
                        Series C-2,5.25% due 1/01/2030 (g)                           $   17,258
                      Chicago, Illinois, O'Hare International Airport Revenue
                        Bonds, Third Lien, AMT, Series B-2,
           16,680          5.25% due 1/01/2027 (b)                                       17,595
           26,230          6% due 1/01/2027 (b)                                          29,435
           17,200          6% due 1/01/2029 (e)                                          19,301
===============================================================================================
Louisiana--1.5%
           15,000     Louisiana Public Facilities Authority, Mortgage Revenue
                        Refunding Bonds (Baton Rouge General Medical
                        Center Project), 5.25% due 7/01/2033 (b)                         16,012
===============================================================================================
Michigan--1.4%
                      Michigan State Strategic Fund, Limited Obligation
                        Revenue Refunding Bonds (Detroit Edison Company
                        Pollution Control Project), AMT: (e)
            8,000          Series A, 5.50% due 6/01/2030                                  8,626
            5,000          Series C, 5.65% due 9/01/2029                                  5,327
===============================================================================================
New Jersey--3.1%
                      New Jersey EDA, Motor Vehicle Surcharge Revenue
                        Bonds: (b)
           14,665          Series A, 5.25% due 7/01/2031                                 15,787
           15,000          Series A, 5.25% due 7/01/2033                                 16,147
===============================================================================================
Nevada--1.3%
           12,675     Clark County, Nevada, IDR (Southwest Gas Corporation
                        Project), AMT, Series A, 5.25% due 7/01/2034 (a)                 13,390
===============================================================================================
Oklahoma--0.9%
            8,680     Oklahoma State Industries Authority Revenue
                        Refunding Bonds (Health System-Obligation
                        Group), Series A, 5.75% due 8/15/2029 (b)                         9,215
===============================================================================================
Pennsylvania--1.7%
           15,600     Pennsylvania State Turnpike Commission, Turnpike
                        Revenue Bonds, Series A, 5.50% due 12/01/2031 (a)                17,304
===============================================================================================
Texas--6.7%
           21,000     Dallas-Fort Worth, Texas, International Airport Revenue
                        Bonds, AMT, Series A, 5.50% due 11/01/2033 (b)                   22,601
           13,500     Dallas-Fort Worth, Texas, International Airport, Revenue
                        Refunding and Improvement Bonds, AMT, Series A,
                        5.625% due 11/01/2026 (c)                                        14,479
           30,000     Houston, Texas, Airport System Revenue Refunding
                        Bonds, Sub-Lien, Series B, 5.50% due 7/01/2030 (g)               31,760
===============================================================================================
Washington--4.1%
           20,565     Port Seattle, Washington, Revenue Refunding Bonds,
                        Series B, AMT, 5.20% due 7/01/2029 (b)                           21,528
           20,000     Washington State, Various Purpose, GO, Series A,
                        5.625% due 7/01/2010 (b)(f)                                      21,272
-----------------------------------------------------------------------------------------------
                      Total Municipal Bonds Held in Trust
                      (Cost--$352,884)--36.4%                                           375,132
===============================================================================================
Total Investments (Cost--$1,704,103*)--174.3%                                         1,794,952

Liabilities in Excess of Other Assets--(1.8%)                                           (18,792)

Liability for Trust Certificates, Including Interest Expense Payable--(17.1%)          (175,656)

Preferred Stock, at Redemption Value--(55.4%)                                          (570,456)
                                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                                        $1,030,048
                                                                                     ==========

* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost .............................................  $ 1,548,282
                                                                    ===========
      Gross unrealized appreciation ..............................  $    72,573
      Gross unrealized depreciation ..............................          (19)
                                                                    -----------
      Net unrealized appreciation ................................  $    72,554
                                                                    ===========

(a)   AMBAC Insured.
(b)   MBIA Insured.
(c)   FGIC Insured.
(d)   CIFG Insured.
(e)   XL Capital Insured.
(f)   Prerefunded.
(g)   FSA Insured.
(h) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(i)   Escrowed to maturity.
(j) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(k)   FNMA/GNMA Collateralized.
(l)   FHLMC Collateralized.
(m) Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase.
(n)   Assured Guaranty Insured.
(o) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.
o Forward interest rate swaps outstanding as of October 31, 2006 were as follows:

      --------------------------------------------------------------------------
                                                       Notional      Unrealized
                                                        Amount      Appreciation
      --------------------------------------------------------------------------
      Pay a fixed rate of 3.636% and receive a floating rate based on 1-week Bond
      Market Association Rate

      Broker, JPMorgan Chase
      Expires February 2017                            $337,000     $        228
      --------------------------------------------------------------------------

o Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                          Net           Dividend
      Affiliate                                        Activity          Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund         --            $    115
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


22              ANNUAL REPORTS                      OCTOBER 31, 2006

Schedule of Investments as of October 31, 2006
                      BlackRock MuniYield Quality Fund, Inc.      (in Thousands)

             Face
           Amount     Municipal Bonds                                                   Value
===============================================================================================
California--19.1%
         $  4,150     Alameda Corridor Transportation Authority, California,
                        Capital Appreciation Revenue Refunding
                        Bonds, Subordinate Lien, Series A, 5.45%
                        due 10/01/2025 (a)(n)                                        $    3,368
            1,250     Anaheim, California, Public Financing Authority,
                        Electric System Distribution Facilities Revenue Bonds,
                        Series A, 5% due 10/01/2031 (f)                                   1,317
            2,940     California State, GO, 5.50% due 4/01/2028                           3,248
                      California State, GO, Refunding:
            4,450          5.25% due 9/01/2010 (h)                                        4,727
            2,300          5.125% due 6/01/2027                                           2,396
            3,450     California State University, Systemwide Revenue Bonds,
                        Series A, 5% due 11/01/2035 (d)                                   3,612
                      California State, Various Purpose, GO:
           10,000          5.25% due 11/01/2029                                          10,700
            3,200          5.50% due 11/01/2033                                           3,519
            1,200     Chino Valley, California, Unified School District, GO
                        (Election of 2002), Series C, 5.25% due 8/01/2030 (g)             1,307
            2,150     East Side Union High School District, California, Santa
                        Clara County, GO (Election of 2002), Series D,
                        5% due 8/01/2026 (b)                                              2,283
            1,600     Golden State Tobacco Securitization Corporation of
                        California, Tobacco Settlement Revenue Bonds
                        Series B, 5.50% due 6/01/2013 (b)(h)                              1,778
            5,000     Hacienda-La Puente, California, Unified School District,
                        GO (Election of 2000), Series B, 5% due 8/01/2027 (f)             5,257
           10,650     Los Angeles, California, Unified School District, GO,
                        Series A, 5% due 1/01/2028 (g)                                   11,261
                      Metropolitan Water District of Southern California,
                        Waterworks Revenue Bonds, Series B-1 (d):
            4,000          5% due 10/01/2029                                              4,237
            2,275          5% due 10/01/2036                                              2,387
            2,000     Mount Diablo, California, Unified School District, GO
                        (Election of 2002), 5% due 7/01/2027 (d)                          2,102
            2,750     Orange County, California, Sanitation District, COP,
                        5% due 2/01/2033 (d)                                              2,878
            2,000     Poway, California, Redevelopment Agency, Tax
                        Allocation Refunding Bonds (Paguay Redevelopment
                        5.125% due 6/15/2033 (a)                                          2,101
            2,100     Sacramento, California, Unified School District, GO
                        (Election of 2002), 5% due 7/01/2030 (g)                          2,233
            9,000     San Diego County, California, Water Authority, Water
                        Revenue Refunding Bonds, COP, Series A, 5%
                        due 5/01/2032 (g)                                                 9,428
            2,725     San Mateo County, California, Community College
                        District, GO (Election of 2001), Series A, 5%
                        due 9/01/2026 (d)                                                 2,865
            1,950     Tamalpais, California, Union High School District, GO
                        (Election of 2001), 5% due 8/01/2028 (f)                          2,049
            3,150     Ventura County, California, Community College District,
                        GO (Election of 2002), Series B, 5% due 8/01/2030 (g)             3,349
===============================================================================================
Colorado--4.0%
                      Colorado Health Facilities Authority Revenue Bonds:
            1,650          (Catholic Health Initiatives), Series A, 5.50%
                             due 3/01/2032 (c)                                            1,791
            1,600          (Covenant Retirement Communities Inc.),
                             Series A, 5.50% due 12/01/2027 (j)                           1,715
            1,000          (Covenant Retirement Communities Inc.),
                             Series A, 5.50% due 12/01/2033 (j)                           1,069
            1,065     Colorado Housing and Finance Authority, Revenue
                        Refunding Bonds (S/F Program), AMT, Series B-2,
                        6.80% due 2/01/2031 (g)                                           1,105
            9,000     E-470 Public Highway Authority, Colorado, Capital
                        Appreciation Revenue Refunding Bonds, Series B,
                        5.485% due 9/01/2029 (g)(n)                                       2,893
           11,125     Northwest Parkway, Colorado, Public Highway Authority,
                        Capital Appreciation Revenue Bonds, Senior
                        Convertible, Series C, 5.345% due 6/15/2025 (f)(n)               10,031
===============================================================================================
District of Columbia--0.8%
            1,200     District of Columbia, COP, 5% due 1/01/2025 (d)                     1,272
            2,500     District of Columbia, Revenue Refunding Bonds
                        (Catholic University of America Project),
                        5.625% due 10/01/2029 (a)                                         2,652
===============================================================================================
Florida--2.2%
            2,235     Beacon Tradeport Community Development District,
                        Florida, Special Assessment Revenue Refunding
                        Bonds (Commercial Project), Series A, 5.625%
                        due 5/01/2032 (j)                                                 2,432
            2,065     Highlands County, Florida, Health Facilities Authority,
                        Hospital Revenue Bonds (Adventist Health System),
                        Series C, 5.25% due 11/15/2036                                    2,203
            5,200     Orange County, Florida, Sales Tax Revenue Refunding
                        Bonds, Series B, 5.125% due 1/01/2032 (d)                         5,505
===============================================================================================
Georgia--5.3%
            3,500     Atlanta, Georgia, Airport Passenger Facility Charge and
                        Subordinate Lien, General Revenue Refunding Bonds,
                        Series C, 5% due 1/01/2033 (f)                                    3,665
                      Atlanta, Georgia, Water and Wastewater Revenue Bonds:
            4,270          5% due 11/01/2034 (f)                                          4,500
            1,200          Series A, 5% due 11/01/2033 (g)                                1,247
            1,675          Series A, 5% due 11/01/2039 (g)                                1,737
                      Augusta, Georgia, Water and Sewer Revenue Bonds (f):
            5,000          5.25% due 10/01/2034                                           5,406
            2,820          5.25% due 10/01/2039                                           3,039
            4,785     Monroe County, Georgia, Development Authority,
                        PCR, Refunding (Oglethorpe Power Corporation --
                        Scherer), Series A, 6.80% due 1/01/2011                           5,317
===============================================================================================
Hawaii--0.5%
            2,000     Hawaii State, GO, Series CX, 5.50% due 2/01/2021 (f)                2,168
===============================================================================================
Illinois--16.2%
                      Chicago, Illinois, GO (Lakefront Millennium Parking
                        Facilities) (g):
            5,000          5.125% due 1/01/2028                                           5,221
            2,500          5.75% due 1/01/2029 (n)                                        2,764
                      Chicago, Illinois, O'Hare International Airport Revenue
                        Bonds, Third Lien, AMT, Series B-2:
            3,400          5.75% due 1/01/2023 (f)                                        3,750
            4,000          5.75% due 1/01/2024 (f)                                        4,409
            3,300          6% due 1/01/2029 (b)                                           3,703
                      Chicago, Illinois, O'Hare International Airport, Revenue
                        Refunding Bonds, AMT:
            2,665          3rd Lien, Series A-2, 5.75% due 1/01/2021 (f)                  2,941
                3          DRIVERS, Series 250, 7.584% due 1/01/2021 (g)(i)                   3
            5,080     Cook County, Illinois, Capital Improvement, GO,
                        Series C, 5.50% due 11/15/2012 (a)(h)                             5,600
                      Illinois Sports Facilities Authority, State Tax Supported
                        Revenue Bonds (a):
           28,525          5.212% due 6/15/2030 (n)                                      26,225
            5,500          5% due 6/15/2032                                               5,742


                ANNUAL REPORTS                      OCTOBER 31, 2006          23

                      BlackRock MuniYield Quality Fund, Inc.      (in Thousands)

             Face
           Amount     Municipal Bonds                                                   Value
===============================================================================================
Illinois (concluded)
         $  3,750     Illinois Student Assistance Commission, Student Loan
                        Revenue Refunding Bonds, AMT, Sub-Series CC,
                        6.875% due 3/01/2015                                         $    3,757
                      Metropolitan Pier and Exposition Authority, Illinois,
                        Dedicated State Tax Revenue Refunding Bonds
                        (McCormick Place Expansion Project):
            7,000          5.50% due 12/15/2024 (d)                                       7,420
            3,500          Series B, 5.75% due 6/15/2023 (g)                              3,865
===============================================================================================
Indiana--5.2%
                      Indiana Transportation Finance Authority, Highway
                        Revenue Bonds, Series A:
            3,750          5% due 6/01/2028 (f)                                           3,927
            7,500          5.25% due 6/01/2029 (d)                                        8,072
                      Indianapolis, Indiana, Local Public Improvement
                        Bond Bank, Revenue Refunding Bonds (Indianapolis
                        Airport Authority Project), AMT, Series B (g):
            6,470          5.25% due 1/01/2028                                            6,926
            5,055          5.25% due 1/01/2030                                            5,403
===============================================================================================
Louisiana--6.1%
            8,500     Louisiana Local Government, Environmental Facilities,
                        Community Development Authority Revenue Bonds
                        (Capital Projects and Equipment Acquisition),
                        Series A, 6.30% due 7/01/2030 (a)                                10,158
            2,800     Louisiana State Citizens Property Insurance
                        Corporation, Assessment Revenue Bonds, Series B,
                        5% due 6/01/2023 (a)                                              2,996
            4,675     Louisiana State Transportation Authority, Senior Lien
                        Toll Revenue Capital Appreciation Bonds, Series B,
                        5.31% due 12/01/2027 (a)(n)                                       1,588
                      New Orleans, Louisiana, Ernest N. Morial Exhibit Hall
                        Authority, Special Tax, Sub-Series A (a):
            6,150          5.25% due 7/15/2028                                            6,498
            5,000          5% due 7/15/2033                                               5,161
            1,900     Terrebonne Parish, Louisiana, Hospital Service District
                        Number 1, Hospital Revenue Bonds (Terrebonne
                        General Medical Center Project), 5.50%
                        due 4/01/2033 (a)                                                 2,076
===============================================================================================
Maryland--1.3%
            5,615     Baltimore, Maryland, Convention Center Hotel Revenue
                        Bonds, Senior Series A, 5.25% due 9/01/2039 (b)                   6,105
===============================================================================================
Massachusetts--6.8%
                      Massachusetts Bay, Massachusetts, Transportation
                        Authority, General Transportation System Revenue
                        Refunding Bonds, Series A (g):
            3,730          7% due 3/01/2011                                               4,225
            3,550          7% due 3/01/2014                                               4,229
            4,000     Massachusetts State, HFA, Rental Housing
                        Mortgage Revenue Bonds, AMT, Series C,
                        5.60% due 1/01/2045 (f)                                           4,271
                2     Massachusetts State Port Authority, Special Facilities
                        Revenue Bonds, DRIVERS, AMT, Series 501,
                        7.08% due 7/01/2009 (a)(i)                                            2
           14,400     Massachusetts State School Building Authority,
                        Dedicated Sales Tax Revenue Bonds, Series A,
                        5% due 8/15/2030 (f)                                             15,293
            2,400     Massachusetts State Special Obligation Dedicated
                        Tax Revenue Bonds, 5.25% due 1/01/2014 (d)(h)                     2,631
            1,210     Massachusetts State Water Resource Authority,
                        General Revenue Refunding Bonds, Series B,
                        5.125% due 8/01/2027 (g)                                          1,281
===============================================================================================
Michigan--3.5%
            2,350     Detroit, Michigan, Sewage Disposal System, Second
                        Lien Revenue Bonds, Series B, 5% due 7/01/2036 (d)                2,486
            2,300     Michigan Higher Education Student Loan Authority,
                        Student Loan Revenue Refunding Bonds, AMT,
                        Series XVII-G, 5.20% due 9/01/2020 (a)                            2,416
                      Michigan State Strategic Fund, Limited Obligation
                        Revenue Refunding Bonds (Detroit Edison Company
                        Pollution Control Project), AMT (b):
            1,700          Series A, 5.50% due 6/01/2030                                  1,833
            3,300          Series C, 5.65% due 9/01/2029                                  3,516
            5,800          Series C, 5.45% due 12/15/2032                                 6,169
===============================================================================================
Minnesota--0.5%
            2,100     Dakota County, Minnesota Community Development
                        Agency, S/F Mortgage Revenue Bonds (Mortgage-
                        Backed Securities Program) Series B, 5.15%
                        due 12/01/2038 (o)(p)                                             2,192
===============================================================================================
Nebraska--2.0%
            6,315     Municipal Energy Agency of Nebraska, Power
                        Supply System Revenue Bonds, Series A, 5%
                        due 4/01/2033 (f)                                                 6,600
            2,300     Washington County, Nebraska, Wastewater Facilities
                        Revenue Bonds (Cargill Inc. Project), AMT, 5.90%
                        due 11/01/2027                                                    2,509
===============================================================================================
Nevada--8.0%
            4,100     Carson City, Nevada, Hospital Revenue Bonds
                        (Carson-Tahoe Hospital Project), Series A,
                        5.50% due 9/01/2033 (j)                                           4,416
                      Clark County, Nevada, Airport System Subordinate
                        Lien Revenue Bonds, Series A-2 (d):
            2,000          5% due 7/01/2030                                               2,096
           19,100          5% due 7/01/2036                                              19,951
            4,750     Clark County, Nevada, IDR (Southwest Gas Corp.
                        Project), AMT, Series A, 4.75% due 9/01/2036 (d)                  4,807
            5,710     Washoe County, Nevada, School District, GO,
                        5.875% due 12/01/2009 (f)(h)                                      6,095
===============================================================================================
New Hampshire--3.4%
           10,000     New Hampshire Health and Education Facilities
                        Authority Revenue Bonds (Dartmouth-Hitchcock
                        Obligation Group, 5.50% due 8/01/2027 (f)                        10,843
            5,000     New Hampshire State Business Finance Authority,
                        PCR, Refunding (Public Service Company), AMT,
                        Series D, 6% due 5/01/2021 (g)                                    5,256
===============================================================================================
New Jersey--4.4%
                      New Jersey EDA, Cigarette Tax Revenue Bonds:
              910          5.75% due 6/15/2029                                              990
            1,385          5.50% due 6/15/2031                                            1,475
            5,500     New Jersey EDA, Motor Vehicle Surcharge Revenue
                        Bonds, Series A, 5.25% due 7/01/2031 (g)                          5,927
                      New Jersey EDA, School Facilities Construction
                        Revenue Bonds, Series O:
            3,860          5.125% due 3/01/2028                                           4,114
            7,500          5.125% due 3/01/2030                                           7,983
===============================================================================================
New York--4.7%
            8,990     Metropolitan Transportation Authority, New York,
                        Transportation Revenue Bonds, Series A, 5%
                        due 11/15/2032 (d)                                                9,447
            8,000     New York State Thruway Authority, General Revenue
                        Refunding Bonds, Series G, 5% due 1/01/2032 (f)                   8,514


24              ANNUAL REPORTS                      OCTOBER 31, 2006

                      BlackRock MuniYield Quality Fund, Inc.      (in Thousands)

             Face
           Amount     Municipal Bonds                                                   Value
===============================================================================================
New York (concluded)
         $  3,570     Tobacco Settlement Financing Corporation of New York
                        Revenue Bonds, Series A-1, 5.25% due 6/01/2022 (a)           $    3,834
===============================================================================================
Ohio--1.5%
            2,500     Columbus, Ohio, City School District, GO (School
                        Facilities Construction and Improvements),
                        5.25% due 12/01/2014 (f)(h)                                       2,771
            2,000     Jackson, Ohio, Hospital Facilities Revenue Bonds
                        (Consolidated Health System--Jackson Hospital),
                        6.125% due 10/01/2009 (h)(j)                                      2,155
            2,200     Ohio State Air Quality, Development Authority
                        Revenue Bonds (Dayton Power and Light Company
                        Project), 4.80% due 9/01/2036 (d)                                 2,238
===============================================================================================
Oklahoma--0.5%
                      Tulsa, Oklahoma, Airports Improvement Trust,
                        General Revenue Bonds (Tulsa International Airport),
                        AMT, Series B (d):
            1,000          6% due 6/01/2019                                               1,069
            1,000          6.125% due 6/01/2026                                           1,072
===============================================================================================
Pennsylvania--7.1%
                      Pennsylvania State Public School Building Authority,
                        School Lease Revenue Bonds (The School District of
                        Philadelphia Project) (f):
            6,000          5.25% due 6/01/2025                                            6,477
           19,025          5% due 6/01/2033                                              19,936
            6,250     Philadelphia, Pennsylvania, Authority for Industrial
                        Development, Lease Revenue Bonds, Series B,
                        5.50% due 10/01/2021 (f)                                          6,777
===============================================================================================
Rhode Island--0.5%
            2,500     Providence, Rhode Island, GO, Series A, 5.70%
                        due 7/15/2007 (f)(h)                                              2,562
===============================================================================================
South Carolina--3.6%
            3,750     Berkeley County, South Carolina, School District,
                        Installment Lease Revenue Bonds (Securing Assets
                        for Education Project), 5.125% due 12/01/2030                     3,976
            3,200     Kershaw County, South Carolina, Public Schools
                        Foundation, Installment Power Revenue Refunding
                        Bonds, 5% due 12/01/2029 (k)                                      3,382
            8,900     South Carolina Transportation Infrastructure Bank
                        Revenue Bonds, Series A, 5% due 10/01/2033 (a)                    9,274
===============================================================================================
Tennessee--4.0%
            7,850     Chattanooga, Tennessee, IDB, Lease Rent Revenue
                        Bonds (Southside Redevelopment Corporation),
                        5.875% due 10/01/2024 (a)                                         8,460
            5,000     Memphis-Shelby County, Tennessee, Airport Authority,
                        Airport Revenue Bonds, AMT, Series D, 6.25%
                        due 3/01/2018 (a)                                                 5,401
                      Tennessee HDA, Homeownership Revenue Bonds,
                        AMT, Series 2-C (a):
            2,075          6.10% due 7/01/2013                                            2,133
            2,390          6.20% due 7/01/2015                                            2,438
===============================================================================================
Texas--10.9%
            2,000     Austin, Texas, Convention Center Revenue Bonds
                        (Convention Enterprises Inc.), Trust Certificates,
                        Second Tier, Series B, 6% due 1/01/2023                           2,120
            1,000     Bell County, Texas, Health Facilities Development
                        Revenue Bonds (Lutheran General Health Care
                        System), 6.50% due 7/01/2019 (c)                                  1,228
                      Dallas-Fort Worth, Texas, International Airport
                        Revenue Refunding and Improvement Bonds,
                        AMT, Series A (d):
            1,835          5.875% due 11/01/2017                                          1,994
            2,145          5.875% due 11/01/2018                                          2,331
            2,385          5.875% due 11/01/2019                                          2,591
                      Gregg County, Texas, Health Facilities Development
                        Corporation, Hospital Revenue Bonds (Good
                        Shepherd Medical Center Project) (j):
            6,000          6.875% due 10/01/2020                                          6,749
            2,600          6.375% due 10/01/2025                                          2,878
            4,000     Harris County--Houston Sports Authority, Texas,
                        Revenue Refunding Bonds, Senior Lien, Series G,
                        5.75% due 11/15/2020 (g)                                          4,343
                      Leander, Texas, Independent School District, Capital
                        Appreciation, GO, Refunding (School Building) (n):
            9,250          5.46% due 8/15/2028 (d)                                        3,066
           13,350          5.58% due 8/15/2035                                            2,913
            7,150     North Harris County, Texas, Regional Water
                        Authority, Senior Lien Revenue Bonds, 5.125%
                        due 12/15/2035 (g)                                                7,557
            7,200     Texas State Turnpike Authority, Central Texas Turnpike
                        System Revenue Bonds, First Tier, Series A, 5.75%
                        due 8/15/2038 (a)                                                 7,919
            4,600     Travis County, Texas, Health Facilities Development
                        Corporation, Revenue Refunding Bonds
                        (Ascension Health Credit), Series A, 6.25%
                        due 11/15/2009 (g)(h)                                             4,985
===============================================================================================
Utah--3.7%
           15,000     Salt Lake City, Utah, Hospital Revenue Refunding
                        Bonds (IHC Hospitals Inc.), 6.30%
                        due 2/15/2015 (g)                                                17,333
===============================================================================================
Virginia--0.7%
            3,100     Halifax County, Virginia, IDA, Exempt Facility Revenue
                        Refunding Bonds (Old Dominion Electric Cooperative
                        Project), AMT, 5.625% due 6/01/2028 (a)                           3,394
===============================================================================================
Washington--2.8%
            2,400     Port of Tacoma, Washington, Revenue Refunding
                        Bonds, Series A, 5.25% due 12/01/2034 (a)                         2,578
            5,100     Tacoma, Washington, Regional Water Supply System,
                        Water Revenue Bonds, 5% due 12/01/2032 (g)                        5,306
            5,000     Washington State, GO, Series A and AT-6, 6.25%
                        due 2/01/2011 (f)                                                 5,288
===============================================================================================
Puerto Rico--1.9%
                      Puerto Rico Electric Power Authority, Power
                        Revenue Bonds:
            1,475          Series II, 5.25% due 7/01/2031                                 1,566
            6,925          Series NN, 5.125% due 7/01/2029                                7,310
-----------------------------------------------------------------------------------------------
                      Total Municipal Bonds
                      (Cost--$580,079)--131.2%                                          611,430
===============================================================================================

                      Municipal Bonds Held in Trust (q)
===============================================================================================
Arizona--1.4%
            6,000     Maricopa County, Arizona, Public Finance Corporation,
                        Lease Revenue Bonds, 5.50% due 7/01/2014 (a)                      6,460
===============================================================================================
California--7.1%
            5,700     California State, GO, Refunding, 5.25%
                        due 2/01/2033 (j)                                                 6,149


                ANNUAL REPORTS                      OCTOBER 31, 2006          25

Schedule of Investments (concluded)
                      BlackRock MuniYield Quality Fund, Inc.      (in Thousands)

             Face
           Amount     Municipal Bonds Held in Trust (q)                                 Value
===============================================================================================
California (concluded)
                      Golden State Tobacco Securitization Corporation of
                        California, Tobacco Settlement Revenue Bonds,
                        Series B (h):
         $ 10,000          5.50% due 6/01/2013 (b)                                   $   11,113
           14,160          5.625% due 6/01/2013 (k)                                      15,838
===============================================================================================
Georgia--2.2%
           10,000     Atlanta, Georgia, Airport Passenger Facility Charge,
                        Subordinate Lien Revenue Refunding Bonds,
                        Series C, 5% due 1/01/2033 (f)                                   10,472
===============================================================================================
Illinois--9.4%
           10,000     Chicago, Illinois, Board of Education, GO (Chicago
                        School Reform Project), 5.75% due 12/01/2027 (a)                 10,426
                      Chicago, Illinois, O'Hare International Airport, General
                        Airport Revenue Refunding Bonds, Third Lien, AMT,
                        Series A (g):
           13,665          5.75% due 1/01/2021                                           14,770
            5,000          5.50% due 1/01/2022                                            5,339
           12,500          5.375% due 1/01/2032                                          13,270
===============================================================================================
Massachusetts--0.9%
            3,825     Massachusetts State Port Authority, Special Facilities
                        Revenue Bonds (Delta Air Lines Inc. Project), AMT,
                        Series A, 5.50% due 1/01/2019 (a)                                 4,030
===============================================================================================
New Jersey--3.1%
                      New Jersey EDA, Cigarette Tax Revenue Bonds (e):
            7,150          5.50% due 6/15/2024                                            7,768
            6,000          5.50% due 6/15/2031                                            6,518
===============================================================================================
New York--3.3%
           13,840     New York City, New York, GO, Series B,
                        5.875% due 8/01/2016 (g)                                         15,000
===============================================================================================
Oregon--3.5%
                      Portland, Oregon, Sewer System Revenue Bonds: (d)(h)
            5,000          Series A, 5.75% due 8/01/2010                                  5,381
           10,000          Series A, 5.75% due 8/01/2010                                 10,762
===============================================================================================
Texas--2.4%
           10,470     Denton, Texas, Utility System Revenue Bonds, Series A,
                        6% due 12/01/2010 (f)(h)                                         11,416
===============================================================================================
Washington--4.7%
           20,000     Energy Northwest, Washington, Electric Revenue
                        Refunding Bonds (Project Number 1), Series A,
                        5.75% due 7/01/2017 (g)                                          22,068
-----------------------------------------------------------------------------------------------
                      Total Municipal Bonds Held in Trust
                      (Cost--$168,549)--38.0%                                           176,780
===============================================================================================

           Shares
             Held     Short-Term Securities
===============================================================================================
            6,716     Merrill Lynch Institutional Tax-Exempt Fund,
                        3.38% (l)(m)                                                      6,716
-----------------------------------------------------------------------------------------------
                      Total Short-Term Securities
                      (Cost--$6,716)--1.4%                                                6,716
===============================================================================================
Total Investments (Cost--$755,344*)--170.6%                                             794,926

Liability for Trust Certificates, Including Interest Expense Payable--(18.6%)           (86,406)

Other Assets Less Liabilities--1.6%                                                       7,615

Preferred Stock, at Redemption Value--(53.6%)                                          (250,133)
                                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                                        $  466,002
                                                                                     ==========

* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..........................................     $   671,175
                                                                    ===========
      Gross unrealized appreciation ...........................     $    38,748
      Gross unrealized depreciation ...........................             (54)
                                                                    -----------
      Net unrealized appreciation .............................     $    38,323
                                                                    ===========

(a)   AMBAC Insured.
(b)   XL Capital Insured.
(c)   Escrowed to maturity.
(d)   FGIC Insured.
(e)   Assured Guaranty Insured.
(f)   FSA Insured.
(g)   MBIA Insured.
(h)   Prerefunded.
(i) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(j)   Radian Insured.
(k)   CIFG Insured.
(l) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                             Net        Dividend
      Affiliate                                           Activity       Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund          (4,784)      $    145
      --------------------------------------------------------------------------

(m)   Represents the current yield as of October 31, 2006
(n) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
(o)   FNMA/GNMA Collateralized.
(p)   FHLMC Collateralized.
(q) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.
o Forward interest rate swaps outstanding as of October 31, 2006 were as follows:

      --------------------------------------------------------------------------------------
                                                                                 Unrealized
                                                                 Notional       Appreciation
                                                                  Amount       (Depreciation)
      --------------------------------------------------------------------------------------
      Pay a fixed rate of 3.636% and receive a floating rate
      based on 1-week Bond Market Association Rate

      Broker, JPMorgan Chase
      Expires February 2017                                      $58,000        $         39

      Pay a fixed rate of 3.855% and receive a floating Rate based on 1-week Bond
      Market Association Rate

      Broker, Citibank, N.A.
      Expires January 2022                                       $ 7,000                 (50)
      --------------------------------------------------------------------------------------
      Total                                                                     $        (11)
                                                                                ============

      See Notes to Financial Statements.


26              ANNUAL REPORTS                      OCTOBER 31, 2006

Schedule of Investments as of October 31, 2006
                   BlackRock MuniYield Quality Fund II, Inc.      (in Thousands)

             Face
           Amount     Municipal Bonds                                                   Value
===============================================================================================
Arizona--1.0%
         $  2,700     Northern Arizona University System Revenue Bonds,
                        5.50% due 6/01/2034 (c)                                      $    2,974
===============================================================================================
California--26.8%
            7,150     Alameda Corridor Transportation Authority, California,
                        Capital Appreciation Revenue Refunding Bonds, Sub-
                        ordinate Lien, Series A, 5.33% due 10/01/2025 (a)(n)              5,802
            3,800     Anaheim, California, Public Financing Authority,
                        Electric System Distribution Facilities Revenue Bonds,
                        Series A, 5% due 10/01/2031 (f)                                   4,002
            2,500     California Health Facilities Financing Authority
                        Revenue Bonds (Kaiser Permanente), RIB, Series 26,
                        7.14% due 6/01/2022 (f)(j)                                        2,743
                      California State, GO, Refunding:
            2,200          5.25% due 9/01/2010 (g)                                        2,337
            1,500          5.125% due 6/01/2027                                           1,562
            1,600     California State Public Works Board, Lease Revenue
                        Bonds (Department of Corrections), Series C, 5%
                        due 6/01/2025                                                     1,679
            2,200     California State University, Systemwide Revenue Bonds,
                        Series A, 5% due 11/01/2035 (c)                                   2,303
                      California State, Various Purpose, GO:
            2,750          5.25% due 11/01/2029                                           2,942
            6,500          5.50% due 11/01/2033                                           7,148
           15,000     East Side Union High School District, California, Santa
                        Clara County, Capital Appreciation, GO (Election of
                        2002), Series E, 5.15% due 8/01/2029 (h)(n)                       4,932
            1,370     East Side Union High School District, California, Santa
                        Clara County, GO (Election of 2002), Series D, 5%
                        due 8/01/2026 (h)                                                 1,455
            2,770     Fairfield-Suisun, California, Unified School District, GO
                        (Election of 2002), 5.50% due 8/01/2028 (i)                       3,058
                      Golden State Tobacco Securitization Corporation of
                        California, Tobacco Settlement Revenue Bonds,
                        Series B (g):
            2,300          5.50% due 6/01/2013 (h)                                        2,556
            3,725          5.625% due 6/01/2013 (b)                                       4,167
            2,815     John Swett Unified School District, California, GO,
                        Series A, 5.50% due 8/01/2026 (f)                                 3,050
            9,300     Los Angeles, California, Unified School District, GO,
                        Series A, 5% due 1/01/2028 (i)                                    9,833
                      Metropolitan Water District of Southern California,
                        Waterworks Revenue Bonds, Series B-1 (c):
            2,600          5% due 10/01/2029                                              2,754
            1,475          5% due 10/01/2036                                              1,548
            2,300     Orange County, California, Sanitation District, COP, 5%
                        due 2/01/2033 (c)                                                 2,407
            2,900     Palm Springs, California, Financing Authority, Lease
                        Revenue Refunding Bonds (Convention Center
                        Project), Series A, 5.50% due 11/01/2029 (i)                      3,233
            1,250     Poway, California, Redevelopment Agency, Tax
                        Allocation Refunding Bonds (Paguay Redevelopment
                        Project), 5.125% due 6/15/2033 (a)                                1,313
            6,000     Sacramento, California, Municipal Utility District,
                        Electric Revenue Bonds, Series N, 5%
                        due 8/15/2028 (i)                                                 6,272
            1,350     Sacramento, California, Unified School District, GO
                        (Election of 2002), 5% due 7/01/2030 (i)                          1,436
            1,325     Tamalpais, California, Union High School District, GO
                        (Election of 2001), 5% due 8/01/2028 (f)                          1,392
            2,025     Ventura County, California, Community College District,
                        GO (Election of 2002), Series B, 5% due 8/01/2030 (i)             2,153
===============================================================================================
Colorado--6.0%
                      Colorado Health Facilities Authority Revenue Bonds,
                        Series A:
            1,150          (Catholic Health Initiatives), 5.50%
                             due 3/01/2032 (d)                                            1,248
            1,200          (Covenant Retirement Communities Inc.), 5.50%
                             due 12/01/2027 (k)                                           1,286
              675          (Covenant Retirement Communities Inc.), 5.50%
                             due 12/01/2033 (k)                                             722
            1,245     Colorado Housing and Finance Authority, Revenue
                        Refunding Bonds (S/F Program), AMT, Series B-2,
                        6.80% due 2/01/2031 (i)                                           1,292
            7,500     E-470 Public Highway Authority, Colorado, Capital
                        Appreciation Revenue Refunding Bonds, Series B,
                        5.607% due 9/01/2032 (i)(n)                                       2,029
           10,975     Northwest Parkway, Colorado, Public Highway Authority,
                        Capital Appreciation Revenue Bonds, Senior
                        Convertible, Series C, 5.327% due 6/15/2025 (f)(n)                9,895
            1,735     Northwest Parkway, Colorado, Public Highway Authority
                        Revenue Bonds, Series A, 5.50% due 6/15/2021 (a)                  1,890
===============================================================================================
District of Columbia--1.6%
            4,710     District of Columbia, COP, 5% due 1/01/2025 (c)                     4,994
===============================================================================================
Florida--1.7%
            1,250     Highlands County, Florida, Health Facilities Authority,
                        Hospital Revenue Bonds (Adventist Health System),
                        Series C, 5.25% due 11/15/2036                                    1,333
            3,575     Orange County, Florida, Sales Tax Revenue Refunding
                        Bonds, Series B, 5.125% due 1/01/2032 (c)                         3,785
===============================================================================================
Georgia--6.9%
            5,000     Atlanta, Georgia, Airport General Revenue Refunding
                        Bonds, Series B, 5.25% due 1/01/2033 (f)                          5,371
            5,000     Atlanta, Georgia, Airport Revenue Refunding Bonds,
                        Series A, 5.875% due 1/01/2017 (c)                                5,365
                      Atlanta, Georgia, Water and Wastewater Revenue Bonds:
            2,850          5% due 11/01/2034 (f)                                          3,004
              800          Series A, 5% due 11/01/2033 (i)                                  832
            4,075          Series A, 5% due 11/01/2039 (i)                                4,226
            1,880     Augusta, Georgia, Water and Sewer Revenue Bonds,
                        5.25% due 10/01/2039 (f)                                          2,026
===============================================================================================
Illinois--15.1%
                      Chicago, Illinois, O'Hare International Airport Revenue
                        Bonds, Third Lien, AMT, Series B-2:
            5,200          5.75% due 1/01/2023 (f)                                        5,735
            2,200          6% due 1/01/2029 (h)                                           2,469
            2,460     Cook County, Illinois, Capital Improvement, GO,
                        Series C, 5.50% due 11/15/2012 (a)(g)                             2,712
           10,000     Illinois Regional Transportation Authority Revenue
                        Bonds, 6.50% due 7/01/2026 (i)                                   13,105
           21,675     Illinois Sports Facilities Authority, State Tax Supported
                        Revenue Bonds, 5.264% due 6/15/2030 (a)(n)                       19,927
            2,000     Metropolitan Pier and Exposition Authority, Illinois,
                        Dedicated State Tax Revenue Bonds (McCormick
                        Place Expansion), Series A, 5% due 12/15/2028 (i)                 2,093
===============================================================================================


                ANNUAL REPORTS                      OCTOBER 31, 2006          27

                   BlackRock MuniYield Quality Fund II, Inc.      (in Thousands)

             Face
           Amount     Municipal Bonds                                                   Value
===============================================================================================
Indiana--4.2%
                      Indiana Transportation Finance Authority, Highway
                        Revenue Bonds, Series A:
         $  3,350          5% due 6/01/2028 (f)                                      $    3,509
            3,750          5.25% due 6/01/2028 (c)                                        4,039
            5,000          5.25% due 6/01/2029 (c)                                        5,381
===============================================================================================
Louisiana--7.0%
            1,950     Jefferson Parish, Louisiana, Home Mortgage Authority,
                        S/F Mortgage Revenue Bonds, AMT, Series B-1,
                        6.65% due 12/01/2033 (e)(i)                                       2,032
            5,500     Lafayette, Louisiana, Utilities Revenue Bonds, 5%
                        due 11/01/2028 (i)                                                5,819
            3,900     Louisiana Local Government, Environmental Facilities,
                        Community Development Authority Revenue Bonds
                        (Capital Projects and Equipment Acquisition),
                        Series A, 6.30% due 7/01/2030 (a)                                 4,661
            1,800     Louisiana State Citizens Property Insurance Corporation,
                        Assessment Revenue Bonds, Series B, 5%
                        due 6/01/2023 (a)                                                 1,926
            3,185     Louisiana State Transportation Authority, Senior Lien
                        Toll Revenue Capital Appreciation Bonds, Series B,
                        5.31% due 12/01/2027 (a)(n)                                       1,082
            4,200     New Orleans, Louisiana, Ernest N. Morial Exhibit Hall
                        Authority, Special Tax, Sub-Series A, 5.25%
                        due 7/15/2028 (a)                                                 4,438
            1,300     Terrebonne Parish, Louisiana, Hospital Service District
                        Number 1, Hospital Revenue Bonds (Terrebonne
                        General Medical Center Project), 5.50%
                        due 4/01/2033 (a)                                                 1,420
===============================================================================================
Massachusetts--3.0%
            5,800     Massachusetts State School Building Authority,
                        Dedicated Sales Tax Revenue Bonds, Series A, 5%
                        due 8/15/2030 (f)                                                 6,160
            1,800     Massachusetts State Special Obligation Dedicated Tax
                        Revenue Bonds, 5.25% due 1/01/2014 (c)(g)                         1,973
              840     Massachusetts State Water Resource Authority, General
                        Revenue Refunding Bonds, Series B, 5.125%
                        due 8/01/2027 (i)                                                   889
===============================================================================================
Michigan--2.6%
            1,500     Detroit, Michigan, Sewage Disposal System, Second
                        Lien Revenue Bonds, Series B, 5% due 7/01/2036 (c)                1,587
            1,000     Michigan Higher Education Student Loan Authority,
                        Student Loan Revenue Refunding Bonds, AMT,
                        Series XVII-G, 5.20% due 9/01/2020 (a)                            1,050
                      Michigan State Strategic Fund, Limited Obligation
                        Revenue Refunding Bonds (Detroit Edison Company
                        Pollution Control Project), AMT (h):
            1,000          Series A, 5.50% due 6/01/2030                                  1,078
            3,900          Series C, 5.45% due 12/15/2032                                 4,148
===============================================================================================
Minnesota--0.5%
            1,350     Dakota County, Minnesota Community Development
                        Agency, S/F Mortgage Revenue Bonds (Mortgage-
                        Backed Securities Program) Series B, 5.15%
                        due 12/01/2038 (e)(p)                                             1,409
===============================================================================================
Missouri--1.9%
                      Saint Louis County, Missouri, Pattonville R-3 School
                        District, GO (Missouri Direct Deposit Program) (c)(g):
            4,000          5.75% due 3/01/2010                                            4,310
            1,500          6% due 3/01/2010                                               1,627
===============================================================================================
Nebraska--0.4%
            1,300     Municipal Energy Agency of Nebraska, Power Supply
                        System Revenue Bonds, Series A, 5%
                        due 4/01/2033 (f)                                                 1,359
===============================================================================================
Nevada--3.9%
            2,800     Carson City, Nevada, Hospital Revenue Bonds (Carson-
                        Tahoe Hospital Project), Series A, 5.50%
                        due 9/01/2033 (k)                                                 3,016
                      Clark County, Nevada, Airport System Subordinate Lien
                        Revenue Bonds, Series A-2 (c):
            1,500          5% due 7/01/2030                                               1,572
            2,700          5% due 7/01/2036                                               2,820
            4,450     Clark County, Nevada, IDR (Southwest Gas Corp.
                        Project), AMT, Series A, 4.75% due 9/01/2036 (c)                  4,503
===============================================================================================
New Jersey--5.9%
                      New Jersey EDA, Cigarette Tax Revenue Bonds:
            1,070          5.75% due 6/15/2029                                            1,164
              500          5.50% due 6/15/2031                                              533
                      New Jersey EDA, Motor Vehicle Surcharge Revenue
                        Bonds, Series A (i):
            2,400          5% due 7/01/2029                                               2,534
            4,800          5.25% due 7/01/2033                                            5,170
                      New Jersey EDA, School Facilities Construction
                        Revenue Bonds:
            4,250          Series O, 5.125% due 3/01/2028                                 4,530
            4,000          Series P, 5.125% due 9/01/2028                                 4,277
===============================================================================================
New Mexico--2.2%
            6,295     New Mexico State Highway Commission, Tax Revenue
                        Bonds, Senior Sub-Lien, Series A, 6%
                        due 6/15/2010 (f)(g)                                              6,799
===============================================================================================
New York--10.4%
                      Metropolitan Transportation Authority, New York,
                        Transportation Revenue Bonds, Series A:
            1,800          5% due 11/15/2032 (c)                                          1,891
            7,500          5% due 11/15/2035                                              7,918
            9,280     Nassau Health Care Corporation, New York, Health
                        System Revenue Bonds, 5.75% due 8/01/2009 (f)(g)                  9,996
            5,000     New York State Dormitory Authority, Revenue Refunding
                        Bonds (State University Educational Facilities),
                        5.75% due 5/15/2010 (c)(g)                                        5,416
            6,115     Tobacco Settlement Financing Corporation of New York
                        Revenue Bonds, Series A-1, 5.25% due 6/01/2022 (a)                6,568
===============================================================================================
Ohio--2.7%
            1,300     Ohio State Air Quality, Development Authority Revenue
                        Bonds (Dayton Power and Light Company Project),
                        4.80% due 9/01/2036 (c)                                           1,323
                      Plain, Ohio, Local School District, GO, Refunding (c):
            5,120          6% due 6/01/2011 (g)                                           5,642
            1,170          6% due 12/01/2020                                              1,283
===============================================================================================
Pennsylvania--4.1%
            8,675     Pennsylvania State Public School Building Authority,
                        School Lease Revenue Bonds (The School District of
                        Philadelphia Project), 5% due 6/01/2033 (f)                       9,091
            3,230     Philadelphia, Pennsylvania, Authority for Industrial
                        Development, Lease Revenue Bonds, Series B,
                        5.50% due 10/01/2020 (f)                                          3,513
===============================================================================================
Rhode Island--1.4%
            4,010     Rhode Island State Health and Educational Building
                        Corporation, Higher Education Facilities Revenue
                        Bonds (University of Rhode Island), Series A, 5.70%
                        due 9/15/2009 (g)(i)                                              4,281


28              ANNUAL REPORTS                      OCTOBER 31, 2006

                   BlackRock MuniYield Quality Fund II, Inc.      (in Thousands)

             Face
           Amount     Municipal Bonds                                                   Value
===============================================================================================
South Carolina--3.7%
         $  2,450     Berkeley County, South Carolina, School District,
                        Installment Lease Revenue Bonds (Securing Assets
                        for Education Project), 5.125% due 12/01/2030                $    2,597
            2,075     Kershaw County, South Carolina, Public Schools
                        Foundation, Installment Power Revenue Refunding
                        Bonds, 5% due 12/01/2029 (b)                                      2,193
            6,100     South Carolina Transportation Infrastructure Bank
                        Revenue Bonds Series A, 5% due 10/01/2033 (a)                     6,356
===============================================================================================
Tennessee--0.8%
            2,150     Chattanooga, Tennessee, IDB, Lease Rent Revenue
                        Bonds (Southside Redevelopment Corporation),
                        5.875% due 10/01/2024 (a)                                         2,317
===============================================================================================
Texas--9.6%
            2,000     Corpus Christi, Texas, Utility System Revenue Refunding
                        Bonds, Series A, 6% due 7/15/2010 (f)(g)                          2,165
            4,000     Gregg County, Texas, Health Facilities Development
                        Corporation, Hospital Revenue Bonds (Good
                        Shepherd Medical Center Project), 6.875%
                        due 10/01/2020 (k)                                                4,499
                      Leander, Texas, Independent School District, Capital
                        Appreciation, GO, Refunding (School Building) (n):
            9,345          5.51% due 8/15/2030 (c)                                        2,763
            8,800          5.58% due 8/15/2035                                            1,921
            3,500     Lower Colorado River Authority, Texas, PCR (Samsung
                        Austin Semiconductor), AMT, 6.375% due 4/01/2027                  3,609
            4,925     North Harris County, Texas, Regional Water Authority,
                        Senior Lien Revenue Bonds, 5.125%
                        due 12/15/2035 (i)                                                5,205
                      Texas State Turnpike Authority, Central Texas Turnpike
                        System Revenue Bonds, First Tier, Series A (a):
            4,800          5.75% due 8/15/2038                                            5,279
            3,600          5.50% due 8/15/2039                                            3,905
===============================================================================================
Virginia--0.8%
            2,100     Halifax County, Virginia, IDA, Exempt Facility Revenue
                        Refunding Bonds (Old Dominion Electric Cooperative
                        Project), AMT, 5.625% due 6/01/2028 (a)                           2,299
===============================================================================================
Washington--5.4%
            7,470     Port of Seattle, Washington, Revenue Bonds, AMT,
                        Series B, 6% due 2/01/2016 (i)                                    8,044
            1,600     Port of Tacoma, Washington, Revenue Refunding Bonds,
                        Series A, 5.25% due 12/01/2034 (a)                                1,719
            6,150     Seattle, Washington, Municipal Light and Power
                        Revenue Bonds, 6% due 10/01/2009 (g)(i)                           6,619
===============================================================================================
Puerto Rico--1.2%
            3,375     Puerto Rico Electric Power Authority, Power Revenue
                        Bonds, Series NN, 5.125% due 7/01/2029                            3,563
-----------------------------------------------------------------------------------------------
                      Total Municipal Bonds
                      (Cost--$376,367)--130.8%                                          399,180
===============================================================================================

                      Municipal Bonds Held in Trust (j)
===============================================================================================
California--1.4%
            3,900     California State, GO, Refunding, 5.25%
                        due 2/01/2033 (k)                                                 4,207
===============================================================================================
Delaware--2.3%
            6,670     Delaware River Port Authority of Pennsylvania and
                        New Jersey Revenue Bonds, 6% due 1/01/2017 (f)                    7,139
===============================================================================================
Georgia--5.8%
           17,000     Atlanta, Georgia, Airport Passenger Facility Charge,
                        Subordinate Lien Revenue Refunding Bonds,
                        Series C, 5% due 1/01/2033 (f)                                   17,803
===============================================================================================
Illinois--5.9%
            9,500     Chicago, Illinois, O'Hare International Airport, General
                        Airport Revenue Refunding Bonds, Third Lien, AMT,
                        Series A, 5.50% due 1/01/2022 (i)                                10,145
            7,250     Metropolitan Pier and Exposition Authority, Illinois,
                        Dedicated State Tax Revenue Refunding Bonds
                        (McCormick Place Expansion Project), Series B,
                        5.75% due 6/15/2023 (i)                                           8,006
===============================================================================================
Massachusetts--8.7%
           20,000     Massachusetts State HFA, Housing Revenue Bonds
                        (Rental Mortgage), AMT, Series F, 5.25%
                        due 1/01/2046 (f)                                                20,705
                      Massachusetts State Port Authority, Special Facilities
                        Revenue Bonds (Delta Air Lines Inc. Project), AMT,
                        Series A (a):
            2,900          5.50% due 1/01/2016                                            3,058
            2,670          5.50% due 1/01/2019                                            2,811
===============================================================================================
New Jersey--3.1%
                      New Jersey EDA, Cigarette Tax Revenue Bonds (l):
            4,600          5.50% due 6/15/2024                                            4,980
            4,000          5.50% due 6/15/2031                                            4,363
===============================================================================================
South Carolina--5.6%
                      Charleston Educational Excellence Financing Corporation,
                        South Carolina, Revenue Bonds (Charleston County
                        School District) (l):
            2,725          5.25% due 12/01/2028                                           2,952
            2,425          5.25% due 12/01/2029                                           2,625
              880          5.25% due 12/01/2030                                             953
           10,000     South Carolina Transportation Infrastructure Bank
                        Revenue Bonds, Series A, 5% due 10/1/2033 (a)                    10,420
===============================================================================================
Texas--2.3%
            6,500     Dallas-Fort Worth, Texas, International Airport Revenue
                        Bonds, AMT, Series A, 6% due 11/01/2028 (c)                       6,897
-----------------------------------------------------------------------------------------------
                      Total Municipal Bonds Held in Trust
                      (Cost--$104,704)--35.1%                                           107,064
===============================================================================================

           Shares
             Held     Short-Term Securities
===============================================================================================
            5,915     Merrill Lynch Institutional Tax-Exempt Fund,
                        3.38% (m)(o)                                                      5,915
-----------------------------------------------------------------------------------------------
                      Total Short-Term Securities
                      (Cost--$5,915)--1.9%                                                5,915
===============================================================================================
Total Investments (Cost--$486,986*)--167.8%                                             512,159

Other Assets Less Liabilities--1.4%                                                       4,170

Liability for Trust Certificates, Including Interest Expense Payable--(16.7%)           (51,093)

Preferred Stock, at Redemption Value--(52.5%)                                          (160,125)
                                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                                        $  305,111
                                                                                     ==========


                ANNUAL REPORTS                      OCTOBER 31, 2006          29

Schedule of Investments (concluded)
                   BlackRock MuniYield Quality Fund II, Inc.      (in Thousands)

* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost .............................................  $   437,187
                                                                    ===========
      Gross unrealized appreciation ..............................  $    24,593
      Gross unrealized depreciation ..............................         (131)
                                                                    -----------
      Net unrealized appreciation ................................  $    24,462
                                                                    ===========

(a)   AMBAC Insured.
(b)   CIFG Insured.
(c)   FGIC Insured.
(d)   Escrowed to maturity.
(e)   FNMA/GNMA Collateralized.
(f)   FSA Insured.
(g)   Prerefunded.
(h)   XL Capital Insured.
(i)   MBIA Insured.
(j) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.
(k)   Radian Insured.
(l)   Assured Guaranty Insured.
(m) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                             Net        Dividend
      Affiliate                                            Activity      Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund           4,515       $    112
      --------------------------------------------------------------------------

(n) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
(o)   Represents the current yield as of October 31, 2006.
(p)   FHLMC Collateralized.
o Forward interest rate swaps outstanding as of October 31, 2006 were as follows:

      -------------------------------------------------------------------------
                                                      Notional      Unrealized
                                                       Amount      Depreciation
      -------------------------------------------------------------------------
      Pay a fixed rate of 3.981% and receive a floating rate based on 1-week Bond
      Market Association Rate

      Broker, JPMorgan Chase
      Expires November 2016                           $20,000      $       (542)

      Pay a fixed rate of 4.145% and receive a floating rate based on 1-week Bond
      Market Association Rate

      Broker, JPMorgan Chase
      Expires November 2021                           $ 8,000              (304)

      Pay a fixed rate of 4.004% and receive a floating rate based on 1-week Bond
      Market Association Rate

      Broker, JPMorgan Chase
      Expires December 2021                           $17,000              (391)

      Pay a fixed rate of 3.855% and receive a floating rate based on 1-week Bond
      Market Association Rate

      Broker, Citibank N.A.
      Expires January 2022                            $ 9,000               (64)
      -------------------------------------------------------------------------
      Total                                                        $     (1,301)
                                                                   ============

      See Notes to Financial Statements.


30              ANNUAL REPORTS                      OCTOBER 31, 2006

Statements of Net Assets

                                                                                   BlackRock         BlackRock        BlackRock
                                                                 BlackRock         MuniYield         MuniYield        MuniYield
                                                                 MuniYield          Insured           Quality          Quality
As of October 31, 2006                                           Fund, Inc.        Fund, Inc.        Fund, Inc.      Fund II, Inc.
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
      Investments in unaffiliated securities, at value* ....  $ 1,028,951,130   $ 1,794,951,517   $   788,210,105   $   506,243,735
      Investments in affiliated securities, at value** .....        6,923,672                --         6,715,918         5,914,960
      Cash .................................................           67,015            79,608            22,608            15,174
      Interest receivable ..................................       16,954,751        26,327,117        11,607,411         7,198,936
      Receivable for securities sold .......................           10,000            75,000             5,000                --
      Unrealized appreciation on forward interest rate swaps               --           227,812            39,208                --
      Prepaid expenses and other assets ....................           24,445            37,431            52,456            37,393
                                                              ---------------------------------------------------------------------
      Total assets .........................................    1,052,931,013     1,821,698,485       806,652,706       519,410,198
                                                              ---------------------------------------------------------------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
      Trust certificates ...................................       36,112,500       174,115,000        85,427,072        50,510,000
      Unrealized depreciation on forward interest rate swaps               --                --            50,043         1,300,596
      Interest expense payable .............................          497,019         1,540,712           978,855           582,789
      Payable for securities purchased .....................               --        38,370,373         2,008,319         1,305,408
      Payable to investment adviser ........................          413,317           652,186           291,447           189,054
      Payable for swaps ....................................               --         5,849,000         1,463,000                --
      Dividends payable to Common Stock shareholders .......               --           467,210           182,014           201,201
      Payable to other affiliates ..........................            6,508            10,248             4,592             2,980
      Accrued expenses .....................................          152,066           189,981           111,688            82,162
                                                              ---------------------------------------------------------------------
      Total liabilities ....................................       37,181,410       221,194,710        90,517,030        54,174,190
                                                              ---------------------------------------------------------------------
===================================================================================================================================
Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
      Preferred Stock, at redemption value, par value $.05
       and $.10 per share*** of AMPS@ at $25,000 per share
       liquidation preference ..............................      343,382,741       570,455,972       250,133,450       160,124,835
                                                              ---------------------------------------------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
      Net assets applicable to Common Stock ................  $   672,366,862   $ 1,030,047,803   $   466,002,226   $   305,111,173
                                                              =====================================================================


                ANNUAL REPORTS                      OCTOBER 31, 2006          31

Statements of Net Assets (concluded)

                                                                                   BlackRock         BlackRock        BlackRock
                                                                 BlackRock         MuniYield         MuniYield        MuniYield
                                                                 MuniYield          Insured           Quality          Quality
As of October 31, 2006                                           Fund, Inc.        Fund, Inc.        Fund, Inc.      Fund II, Inc.
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
      Undistributed investment income--net .................  $     6,100,554   $     5,518,944   $     1,835,414   $     1,375,621
      Accumulated realized capital losses--net .............      (40,730,023)      (10,527,488)       (1,428,483)      (33,948,880)
      Unrealized appreciation--net .........................       63,870,472        91,076,126        39,335,735        23,872,012
                                                              ---------------------------------------------------------------------
      Total accumulated earnings (losses)--net .............       29,241,003        86,067,582        39,742,666        (8,701,247)
      Common Stock, par value $.10 per share + .............        4,487,083         6,730,313         3,042,526         2,236,693
      Paid-in capital in excess of par .....................      638,638,776       937,249,908       423,217,034       311,575,727
                                                              ---------------------------------------------------------------------
      Net assets applicable to Common Stock ................  $   672,366,862   $ 1,030,047,803   $   466,002,226   $   305,111,173
                                                              =====================================================================
      Net asset value per share of Common Stock ............  $         14.98   $         15.30   $         15.32   $         13.64
                                                              =====================================================================
      Market price .........................................  $         15.76   $         14.36   $         14.48   $         12.93
                                                              =====================================================================
         * Identified cost on unaffiliated securities ......  $   965,080,658   $ 1,704,103,203   $   748,628,483   $   481,071,127
                                                              =====================================================================
        ** Identified cost on affiliated securities ........  $     6,923,672                --   $     6,715,918   $     5,914,960
                                                              =====================================================================
       *** Preferred Stock authorized, issued and
            outstanding:
             Series A Shares, $.05 per share ...............            1,800                --             2,000             2,000
                                                              =====================================================================
             Series A Shares, $.10 per share ...............               --             2,200                --                --
                                                              =====================================================================
             Series B Shares, $.05 per share ...............            1,800                --             2,000             2,000
                                                              =====================================================================
             Series B Shares, $.10 per share ...............               --             2,200                --                --
                                                              =====================================================================
             Series C Shares, $.05 per share ...............            1,800                --             2,000             2,000
                                                              =====================================================================
             Series C Shares, $.10 per share ...............               --             2,200                --                --
                                                              =====================================================================
             Series D Shares, $.05 per share ...............            1,800                --             2,000                --
                                                              =====================================================================
             Series D Shares, $.10 per share ...............               --             2,200                --               400
                                                              =====================================================================
             Series E Shares, $.05 per share ...............            2,800                --             2,000                --
                                                              =====================================================================
             Series E Shares, $.10 per share ...............               --             4,000                --                --
                                                              =====================================================================
             Series F Shares, $.05 per share ...............            1,720                --                --                --
                                                              =====================================================================
             Series F Shares, $.10 per share ...............               --             2,400                --                --
                                                              =====================================================================
             Series G Shares, $.05 per share ...............            2,000                --                --                --
                                                              =====================================================================
             Series G Shares, $.10 per share ...............               --             2,400                --                --
                                                              =====================================================================
             Series H Shares, $.10 per share ...............               --             2,600                --                --
                                                              =====================================================================
             Series I Shares, $.10 per share ...............               --             2,600                --                --
                                                              =====================================================================
         + Common Stock issued and outstanding .............       44,870,829        67,303,125        30,425,258        22,366,930
                                                              =====================================================================

@     Auction Market Preferred Stock.

      See Notes to Financial Statements.


32              ANNUAL REPORTS                      OCTOBER 31, 2006

Statements of Operations

                                                                                   BlackRock         BlackRock         BlackRock
                                                                 BlackRock         MuniYield         MuniYield         MuniYield
                                                                 MuniYield          Insured           Quality           Quality
For the Year Ended October 31, 2006                              Fund, Inc.        Fund, Inc.        Fund, Inc.       Fund II, Inc.
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
      Interest .............................................  $    56,228,890   $    82,662,004   $    38,077,204   $    24,113,861
      Dividends from affiliates ............................          345,980           115,290           144,945           111,871
                                                              ---------------------------------------------------------------------
      Total income .........................................       56,574,870        82,777,294        38,222,149        24,225,732
                                                              ---------------------------------------------------------------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
      Investment advisory fees .............................        4,988,867         7,902,576         3,534,735         2,295,236
      Interest expense and fees ............................        1,862,376         6,518,037         3,248,460         1,827,648
      Commission fees ......................................          868,388         1,457,840           629,700           407,778
      Accounting services ..................................          274,551           372,787           219,859           155,760
      Transfer agent fees ..................................          130,345           178,642           104,721            62,533
      Professional fees ....................................           71,761            87,262            65,285            56,647
      Printing and shareholder reports .....................           49,662            50,001            36,064            24,413
      Custodian fees .......................................           47,661            75,266            35,794            25,967
      Directors' fees and expenses .........................           37,643            53,245            29,980            23,416
      Pricing fees .........................................           32,449            37,500            26,005            21,433
      Listing fees .........................................           27,472            41,491            18,756            16,572
      Other ................................................           83,849           107,629            72,253            54,432
                                                              ---------------------------------------------------------------------
      Total expenses before reimbursement ..................        8,475,024        16,882,276         8,021,612         4,971,835
      Reimbursement of expenses ............................          (22,374)           (6,779)           (9,197)           (7,002)
                                                              ---------------------------------------------------------------------
      Total expenses after reimbursement ...................        8,452,650        16,875,497         8,012,415         4,964,833
                                                              ---------------------------------------------------------------------
      Investment income--net ...............................       48,122,220        65,901,797        30,209,734        19,260,899
                                                              ---------------------------------------------------------------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
      Realized gain (loss) on:
         Investments--net ..................................        9,069,648         9,751,811         5,212,680         3,935,261
         Financial futures contracts and/or forward
          interest rate swaps--net .........................        2,281,796       (10,645,915)       (2,078,756)         (423,244)
                                                              ---------------------------------------------------------------------
      Total realized gain (loss)--net ......................       11,351,444          (894,104)        3,133,924         3,512,017
                                                              ---------------------------------------------------------------------
      Change in unrealized appreciation/depreciation on:
         Investments--net ..................................       16,345,769        33,121,967         8,358,372         6,291,729
         Forward interest rate swaps--net ..................               --        (1,037,545)         (424,340)       (1,559,601)
                                                              ---------------------------------------------------------------------
      Total change in unrealized
       appreciation/depreciation--net ......................       16,345,769        32,084,422         7,934,032         4,732,128
                                                              ---------------------------------------------------------------------
      Total realized and unrealized gain--net ..............       27,697,213        31,190,318        11,067,956         8,244,145
                                                              ---------------------------------------------------------------------
===================================================================================================================================
Dividends & Distributions to Preferred Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
      Investment income--net ...............................      (11,189,023)      (16,899,454)       (8,213,090)       (5,311,655)
      Realized gain--net ...................................          (23,325)       (2,997,462)               --                --
                                                              ---------------------------------------------------------------------
      Total dividends and distributions to Preferred
       Stock shareholders ..................................      (11,212,348)      (19,896,916)       (8,213,090)       (5,311,655)
                                                              ---------------------------------------------------------------------
      Net Increase in Net Assets Resulting from Operations .  $    64,607,085   $    77,195,199   $    33,064,600   $    22,193,389
                                                              =====================================================================

      See Notes to Financial Statements.


                ANNUAL REPORTS                      OCTOBER 31, 2006          33

Statements of Changes in Net Assets

                                                                                                    BlackRock MuniYield Fund, Inc.
                                                                                                  ---------------------------------
                                                                                                    For the Year Ended October 31,
                                                                                                  ---------------------------------
Increase (Decrease) in Net Assets:                                                                      2006              2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
      Investment income--net ...................................................................  $    48,122,220   $    49,171,909
      Realized gain--net .......................................................................       11,351,444        21,389,966
      Change in unrealized appreciation/depreciation--net ......................................       16,345,769       (11,862,154)
      Dividends and distributions to Preferred Stock shareholders ..............................      (11,212,348)       (7,182,793)
                                                                                                  ---------------------------------
      Net increase in net assets resulting from operations .....................................       64,607,085        51,516,928
                                                                                                  ---------------------------------
===================================================================================================================================
Dividends and Distributions to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
      Investment income--net ...................................................................      (42,053,117)      (44,098,403)
      Realized gain--net .......................................................................         (137,799)               --
                                                                                                  ---------------------------------
      Net decrease in net assets resulting from dividends and distributions to Common Stock
       shareholders ............................................................................      (42,190,916)      (44,098,403)
                                                                                                  ---------------------------------
===================================================================================================================================
Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
      Value of shares issued to Common Stock shareholders in reinvestment of dividends .........        5,095,713         1,390,397
      Adjustments of offering costs resulting from the issuance of Preferred Stock .............           30,397            (3,155)
                                                                                                  ---------------------------------
      Net increase in net assets derived from stock transactions ...............................        5,126,110         1,387,242
                                                                                                  ---------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
      Total increase in net assets applicable to Common Stock ..................................       27,542,279         8,805,767
      Beginning of year ........................................................................      644,824,583       636,018,816
                                                                                                  ---------------------------------
      End of year* .............................................................................  $   672,366,862   $   644,824,583
                                                                                                  =================================
         * Undistributed investment income--net ................................................  $     6,100,554   $    11,220,564
                                                                                                  =================================

      See Notes to Financial Statements.


34              ANNUAL REPORTS                      OCTOBER 31, 2006

Statements of Changes in Net Assets           (As Restated for 2005. See Note 6)

                                                                                                         BlackRock MuniYield
                                                                                                          Insured Fund, Inc.
                                                                                                  ---------------------------------
                                                                                                    For the Year Ended October 31,
                                                                                                  ---------------------------------
Increase (Decrease) in Net Assets:                                                                      2006              2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
      Investment income--net ...................................................................  $    65,901,797   $    69,818,702
      Realized gain (loss)--net ................................................................         (894,104)       29,296,640
      Change in unrealized appreciation/depreciation--net ......................................       32,084,422       (43,116,622)
      Dividends and distributions to Preferred Stock shareholders ..............................      (19,896,916)      (12,432,230)
                                                                                                  ---------------------------------
      Net increase in net assets resulting from operations .....................................       77,195,199        43,566,490
                                                                                                  ---------------------------------
===================================================================================================================================
Dividends and Distributions to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
      Investment income--net ...................................................................      (52,496,438)      (64,072,574)
      Realized gain--net .......................................................................      (22,672,673)         (953,820)
                                                                                                  ---------------------------------
      Net decrease in net assets resulting from dividends and distributions to Common Stock
       shareholders ............................................................................      (75,169,111)      (65,026,394)
                                                                                                  ---------------------------------
===================================================================================================================================
Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
      Adjustment of offering costs resulting from the issuance of Preferred Stock ..............               --            58,387
                                                                                                  ---------------------------------
      Net increase in net assets derived from stock transactions ...............................               --            58,387
                                                                                                  ---------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets applicable to Common Stock .......................        2,026,088       (21,401,517)
      Beginning of year ........................................................................    1,028,021,715     1,049,423,232
                                                                                                  ---------------------------------
      End of year* .............................................................................  $ 1,030,047,803   $ 1,028,021,715
                                                                                                  =================================
         * Undistributed investment income--net ................................................  $     5,518,944   $     9,013,346
                                                                                                  =================================

      See Notes to Financial Statements.


                ANNUAL REPORTS                      OCTOBER 31, 2006          35

Statements of Changes in Net Assets           (As Restated for 2005. See Note 6)

                                                                                                         BlackRock MuniYield
                                                                                                          Quality Fund, Inc.
                                                                                                  ---------------------------------
                                                                                                    For the Year Ended October 31,
                                                                                                  ---------------------------------
Increase (Decrease) in Net Assets:                                                                      2006              2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
      Investment income--net ...................................................................  $    30,209,734   $    30,267,716
      Realized gain--net .......................................................................        3,133,924         6,620,058
      Change in unrealized appreciation/depreciation--net ......................................        7,934,032       (18,567,754)
      Dividends to Preferred Stock shareholders ................................................       (8,213,090)       (4,365,838)
                                                                                                  ---------------------------------
      Net increase in net assets resulting from operations .....................................       33,064,600        13,954,182
                                                                                                  ---------------------------------
===================================================================================================================================
Dividends to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
      Investment income--net ...................................................................      (23,944,678)      (29,269,098)
                                                                                                  ---------------------------------
      Net decrease in net assets resulting from dividends to Common Stock shareholders .........      (23,944,678)      (29,269,098)
                                                                                                  ---------------------------------
===================================================================================================================================
Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
      Offering and underwriting costs, including adjustments, resulting from the issuance of
       Preferred Stock .........................................................................           (4,076)         (646,275)
                                                                                                  ---------------------------------
      Net decrease in net assets derived from stock transactions ...............................           (4,076)         (646,275)
                                                                                                  ---------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets applicable to Common Stock .......................        9,115,846       (15,961,191)
      Beginning of year ........................................................................      456,886,380       472,847,571
                                                                                                  ---------------------------------
      End of year* .............................................................................  $   466,002,226   $   456,886,380
                                                                                                  =================================
         * Undistributed investment income--net ................................................  $     1,835,414   $     3,783,204
                                                                                                  =================================

      See Notes to Financial Statements.


36              ANNUAL REPORTS                      OCTOBER 31, 2006

Statements of Changes in Net Assets           (As Restated for 2005. See Note 6)

                                                                                                          BlackRock MuniYield
                                                                                                         Quality Fund II, Inc.
                                                                                                  ---------------------------------
                                                                                                    For the Year Ended October 31,
                                                                                                  ---------------------------------
Increase (Decrease) in Net Assets:                                                                      2006              2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
      Investment income--net ...................................................................  $    19,260,899   $    19,907,110
      Realized gain--net .......................................................................        3,512,017         2,976,301
      Change in unrealized appreciation/depreciation--net ......................................        4,732,128        (8,435,388)
      Dividends to Preferred Stock shareholders ................................................       (5,311,655)       (3,147,298)
                                                                                                  ---------------------------------
      Net increase in net assets resulting from operations .....................................       22,193,389        11,300,725
                                                                                                  ---------------------------------
===================================================================================================================================
Dividends to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
      Investment income--net ...................................................................      (15,858,153)      (19,101,358)
                                                                                                  ---------------------------------
      Net decrease in net assets resulting from dividends to Common Stock shareholders .........      (15,858,153)      (19,101,358)
                                                                                                  ---------------------------------
===================================================================================================================================
Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
      Offering and underwriting costs, including adjustments, resulting from the issuance of
       Preferred Stock .........................................................................           54,002          (241,567)
                                                                                                  ---------------------------------
      Net increase (decrease) in net assets resulting from stock transactions ..................           54,002          (241,567)
                                                                                                  ---------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets applicable to Common Stock .......................        6,389,238        (8,042,200)
      Beginning of year ........................................................................      298,721,935       306,764,135
                                                                                                  ---------------------------------
      End of year* .............................................................................  $   305,111,173   $   298,721,935
                                                                                                  =================================
         * Undistributed investment income--net ................................................  $     1,375,621   $     3,284,530
                                                                                                  =================================

      See Notes to Financial Statements.


                ANNUAL REPORTS                      OCTOBER 31, 2006          37

Statement of Cash Flows

                                                                                                     BlackRock         BlackRock
                                                                                                     MuniYield         MuniYield
                                                                                                      Quality           Quality
For the Year Ended October 31, 2006                                                                  Fund, Inc.       Fund II, Inc.
===================================================================================================================================
Cash Provided by Operating Activities
-----------------------------------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations .....................................  $    33,064,600   $    22,193,389
      Increase/decrease in receivables .........................................................         (710,370)          249,660
      Increase/decrease in other assets and prepaid expenses ...................................           (5,904)          480,765
      Increase in other liabilities ............................................................        1,846,229           177,066
      Increase in dividends and distributions payable to Preferred Stock shareholders ..........            7,050           119,983
      Realized and unrealized gain on investments and forward interest rate swaps--net .........      (11,067,956)       (8,244,145)
      Realized loss on financial futures contracts .............................................       (2,078,756)         (423,244)
      Amortization of premium and discount .....................................................         (237,894)         (746,860)
      Proceeds from sales of long-term securities ..............................................      279,970,999       201,172,181
      Other investment related transactions ....................................................               --           243,566
      Purchases of long-term securities ........................................................     (278,967,500)     (190,202,022)
      Net proceeds from sales (net purchases) of short-term investments ........................        4,784,082        (4,514,960)
                                                                                                  ---------------------------------
      Cash provided by operating activities ....................................................       26,604,580        20,505,379
                                                                                                  ---------------------------------
===================================================================================================================================
Cash Used for Financing Activities
-----------------------------------------------------------------------------------------------------------------------------------
      Cash receipts from trust certificates ....................................................        2,500,000        11,950,000
      Cash payments on trust certificates ......................................................       (5,000,000)      (16,515,000)
      Cash payments on offering costs ..........................................................         (147,828)          (85,844)
      Dividends and distributions paid to Common Stock shareholders ............................      (24,013,645)      (15,859,274)
                                                                                                  ---------------------------------
      Cash used for financing activities .......................................................      (26,661,473)      (20,510,118)
                                                                                                  ---------------------------------
===================================================================================================================================
Cash
-----------------------------------------------------------------------------------------------------------------------------------
      Net decrease in cash .....................................................................          (56,893)           (4,739)
      Cash at beginning of year ................................................................           79,501            19,913
                                                                                                  ---------------------------------
      Cash at end of year ......................................................................  $        22,608   $        15,174
                                                                                                  =================================
===================================================================================================================================
Cash Flow Information
-----------------------------------------------------------------------------------------------------------------------------------
      Cash paid for interest ...................................................................  $     2,914,046   $     1,761,691
                                                                                                  =================================
      Dividends and distributions paid to Preferred Stock shareholders .........................  $     8,206,040   $     5,191,672
                                                                                                  =================================

      See Notes to Financial Statements.


38              ANNUAL REPORTS                      OCTOBER 31, 2006

Financial Highlights     (As Restated for 2005, 2004, 2003 and 2002. See Note 6)

                                                                                      BlackRock MuniYield Fund, Inc.
                                                                      ------------------------------------------------------------
                                                                                      For the Year Ended October 31,
The following per share data and ratios have been derived             ------------------------------------------------------------
from information provided in the financial statements.                   2006         2005         2004         2003        2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of year ...........................  $   14.48    $   14.31    $   13.85    $   13.28   $   13.55
                                                                      ------------------------------------------------------------
      Investment income--net .......................................       1.08+        1.11+        1.09+        1.06+       1.04
      Realized and unrealized gain (loss)--net .....................        .61          .21          .41          .52        (.31)
      Dividends and distributions to Preferred Stock shareholders:
         Investment income--net ....................................       (.25)        (.16)        (.07)        (.07)       (.08)
         Realized gain--net ........................................         --++         --           --           --          --
                                                                      ------------------------------------------------------------
      Total from investment operations .............................       1.44         1.16         1.43         1.51         .65
                                                                      ------------------------------------------------------------
      Less dividends and distributions to Common Stock shareholders:
         Investment income--net ....................................       (.94)        (.99)        (.96)        (.94)       (.92)
         Realized gain--net ........................................         --++         --           --           --          --
                                                                      ------------------------------------------------------------
      Total dividends and distributions to Common Stock shareholders       (.94)        (.99)        (.96)        (.94)       (.92)
                                                                      ------------------------------------------------------------
      Offering and underwriting costs, including adjustments,
        resulting from issuance of Preferred Stock .................         --@          --++       (.01)          --          --
                                                                      ------------------------------------------------------------
      Net asset value, end of year .................................  $   14.98    $   14.48    $   14.31    $   13.85   $   13.28
                                                                      ============================================================
      Market price per share, end of year ..........................  $   15.76    $   14.20    $   13.74    $   13.29   $   12.88
                                                                      ============================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
      Based on net asset value per share ...........................      10.30%        8.38%       11.04%       11.99%       5.07%
                                                                      ============================================================
      Based on market price per share ..............................      18.33%       10.69%       11.11%       10.80%       (.94%)
                                                                      ============================================================
==================================================================================================================================
Ratios Based on Average Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------------------
      Total expenses, net of reimbursement and excluding interest
       expense** ...................................................       1.01%        1.02%         .97%         .99%       1.01%
                                                                      ============================================================
      Total expenses, net of reimbursement** .......................       1.29%        1.26%        1.13%        1.14%       1.24%
                                                                      ============================================================
      Total expenses** .............................................       1.29%        1.26%        1.14%        1.14%       1.24%
                                                                      ============================================================
      Total investment income--net** ...............................       7.35%        7.55%        7.75%        7.86%       7.97%
                                                                      ============================================================
      Amount of dividends to Preferred Stock shareholders ..........       1.71%        1.10%         .51%         .50%        .74%
                                                                      ============================================================
      Investment income--net, to Common Stock shareholders .........       5.64%        6.45%        7.24%        7.36%       7.23%
                                                                      ============================================================
==================================================================================================================================
Ratios Based on Average Net Assets Applicable to Preferred Stock
----------------------------------------------------------------------------------------------------------------------------------
      Dividends to Preferred Stock shareholders ....................       3.26%        2.09%        1.05%        1.02%       1.50%
                                                                      ============================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
      Net assets applicable to Common Stock, end of year
       (in thousands) ..............................................  $ 672,367    $ 644,825    $ 636,019    $ 615,169   $ 590,101
                                                                      ============================================================
      Preferred Stock outstanding at liquidation preference, end of
       year (in thousands) .........................................  $ 343,000    $ 343,000    $ 343,000    $ 293,000   $ 293,000
                                                                      ============================================================
      Portfolio turnover ...........................................         32%          30%          22%          56%         94%
                                                                      ============================================================
==================================================================================================================================
Leverage
----------------------------------------------------------------------------------------------------------------------------------
      Asset coverage per $1,000 ....................................  $   2,960    $   2,880    $   2,854    $   3,100   $   3,014
                                                                      ============================================================
==================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
----------------------------------------------------------------------------------------------------------------------------------
      Series A--Investment income--net .............................  $     819    $     524    $     266    $     256   $     346
                                                                      ============================================================
      Series B--Investment income--net .............................  $     809    $     549    $     268    $     274   $     369
                                                                      ============================================================
      Series C--Investment income--net .............................  $     846    $     531    $     268    $     261   $     353
                                                                      ============================================================
      Series D--Investment income--net .............................  $     826    $     509    $     260    $     281   $     504
                                                                      ============================================================
      Series E--Investment income--net .............................  $     803    $     522    $     244    $     236   $     346
                                                                      ============================================================
      Series F--Investment income--net .............................  $     806    $     494    $     253    $     247   $     324
                                                                      ============================================================
      Series G+++--Investment income--net ..........................  $     807    $     533    $      60           --          --
                                                                      ============================================================

+     Based on average shares outstanding.
++    Amount is less than $(.01) per share.
+++   Series G was issued on August 31, 2004.
@     Amount is less than $.01 per share.
* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.

      See Notes to Financial Statements.


                ANNUAL REPORTS                      OCTOBER 31, 2006          39

Financial Highlights     (As Restated for 2005, 2004, 2003 and 2002. See Note 6)

                                                                                 BlackRock MuniYield Insured Fund, Inc.
                                                                     -------------------------------------------------------------
                                                                                     For the Year Ended October 31,
The following per share data and ratios have been derived            -------------------------------------------------------------
from information provided in the financial statements.                  2006          2005         2004         2003        2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of year ..........................  $    15.27   $    15.59   $    15.36    $   15.15   $   15.18
                                                                     -------------------------------------------------------------
      Investment income--net ......................................         .98@        1.04@        1.04@        1.08@        1.07
      Realized and unrealized gain (loss)--net ....................         .46         (.22)         .25          .16        (.04)
      Dividends and distributions to Preferred Stock
       shareholders:
          Investment income--net ..................................        (.25)        (.16)        (.07)        (.08)       (.11)
          Realized gain--net ......................................        (.04)        (.02)          --           --          --+
                                                                     -------------------------------------------------------------
      Total from investment operations ............................        1.15          .64         1.22         1.16         .92
                                                                     -------------------------------------------------------------
      Less dividends and distributions to Common Stock
       shareholders:
          Investment income--net ..................................        (.78)        (.95)        (.97)        (.95)       (.95)
          Realized gain--net ......................................        (.34)        (.01)          --           --          --+
                                                                     -------------------------------------------------------------
      Total dividends and distributions to Common Stock
       shareholders ...............................................       (1.12)        (.96)        (.97)        (.95)       (.95)
                                                                     -------------------------------------------------------------
      Offering and underwriting costs, including adjustments,
       resulting from issuance of Preferred Stock .................          --           --++       (.02)          --          --
                                                                     -------------------------------------------------------------
      Net asset value, end of year ................................  $    15.30   $    15.27   $    15.59    $   15.36   $   15.15
                                                                     =============================================================
      Market price per share, end of year .........................  $    14.36   $    14.70   $    14.57    $   14.51   $   14.31
                                                                     =============================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
      Based on net asset value per share ..........................        8.09%        4.54%        8.52%        8.18%       6.52%
                                                                     =============================================================
      Based on market price per share .............................        5.38%        7.69%        7.36%        8.19%       1.42%
                                                                     =============================================================
==================================================================================================================================
Ratios Based on Average Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------------------
      Total expenses, net of reimbursement and excluding
       interest expense** .........................................        1.02%        1.01%         .95%         .94%        .97%
                                                                     =============================================================
      Total expenses, net of reimbursement** ......................        1.67%        1.60%        1.19%        1.18%       1.23%
                                                                     =============================================================
      Total expenses** ............................................        1.67%        1.60%        1.19%        1.18%       1.24%
                                                                     =============================================================
      Total investment income--net** ..............................        6.52%        6.62%        6.77%        6.99%       7.16%
                                                                     =============================================================
      Amount of dividends to Preferred Stock shareholders .........        1.67%        1.05%         .51%         .49%        .73%
                                                                     =============================================================
      Investment income--net, to Common Stock shareholders ........        4.85%        5.57%        6.26%        6.50%       6.43%
                                                                     =============================================================
==================================================================================================================================
Ratios Based on Average Net Assets Applicable to Preferred Stock
----------------------------------------------------------------------------------------------------------------------------------
      Dividends to Preferred Stock shareholders ...................        2.96%        1.94%        1.08%        1.06%       1.53%
                                                                     =============================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
      Net assets applicable to Common Stock, end of year
       (in thousands) .............................................  $1,030,048   $1,028,022   $1,049,423    $ 953,662   $ 940,852
                                                                     =============================================================
      Preferred Stock outstanding at liquidation preference,
       end of year (in thousands) .................................  $  570,000   $  570,000   $  570,000    $ 440,000   $ 440,000
                                                                     =============================================================
      Portfolio turnover ..........................................          95%         105%         122%          95%         82%
                                                                     =============================================================
==================================================================================================================================
Leverage
----------------------------------------------------------------------------------------------------------------------------------
      Asset coverage per $1,000 ...................................  $    2,807   $    2,804   $    2,841    $   3,167   $   3,138
                                                                     =============================================================
==================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
----------------------------------------------------------------------------------------------------------------------------------
      Series A--Investment income--net ............................  $      763   $      478   $      272    $     270   $     364
                                                                     =============================================================
      Series B--Investment income--net ............................  $      750   $      481   $      283    $     273   $     364
                                                                     =============================================================
      Series C--Investment income--net ............................  $      744   $      502   $      251    $     268   $     360
                                                                     =============================================================
      Series D--Investment income--net ............................  $      779   $      474   $      264    $     247   $     348
                                                                     =============================================================
      Series E--Investment income--net ............................  $      729   $      471   $      259    $     240   $     352
                                                                     =============================================================
      Series F--Investment income--net ............................  $      766   $      481   $      271    $     274   $     359
                                                                     =============================================================
      Series G--Investment income--net ............................  $      714   $      487   $      269    $     304   $     545
                                                                     =============================================================
      Series H@@--Investment income--net ..........................  $      725   $      493   $       63           --          --
                                                                     =============================================================
      Series I@@--Investment income--net ..........................  $      718   $      498   $       65           --          --
                                                                     =============================================================

+     Amount is less than $(.01) per share.
++    Amount is less than $.01 per share.
@     Based on average shares outstanding.
@@    Series H and Series I were issued on August 23, 2004.
* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.

      See Notes to Financial Statements.


40              ANNUAL REPORTS                      OCTOBER 31, 2006

Financial Highlights     (As Restated for 2005, 2004, 2003 and 2002. See Note 6)

                                                                                   BlackRock MuniYield Quality Fund, Inc.
                                                                      ------------------------------------------------------------
                                                                                      For the Year Ended October 31,
The following per share data and ratios have been derived             ------------------------------------------------------------
from information provided in the financial statements.                   2006         2005         2004         2003        2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of year ...........................  $   15.02    $   15.54    $   15.36    $   15.19   $   15.27
                                                                      ------------------------------------------------------------
      Investment income--net .......................................        .99+         .99+        1.03+        1.07+       1.06
      Realized and unrealized gain (loss)--net .....................        .37         (.39)         .19          .13        (.13)
      Dividends and distributions to Preferred Stock
       shareholders:
        Investment income--net .....................................       (.27)        (.14)        (.07)        (.07)       (.09)
        Realized gain--net .........................................         --           --           --           --          --@
                                                                      ------------------------------------------------------------
      Total from investment operations .............................       1.09          .46         1.15         1.13         .84
                                                                      ------------------------------------------------------------
         Less dividends and distributions to Common Stock
          shareholders:
        Investment income--net .....................................       (.79)        (.96)        (.97)        (.96)       (.91)
        Realized gain--net .........................................         --           --           --           --        (.01)
                                                                      ------------------------------------------------------------
      Total dividends and distributions to Common Stock
       shareholders ................................................       (.79)        (.96)        (.97)        (.96)       (.92)
                                                                      ------------------------------------------------------------
      Offering and underwriting costs, including adjustments,
       resulting from the issuance of Preferred Stock ..............         --@        (.02)          --           --          --
                                                                      ------------------------------------------------------------
      Net asset value, end of year .................................  $   15.32    $   15.02    $   15.54    $   15.36   $   15.19
                                                                      ============================================================
      Market price per share, end of year ..........................  $   14.48    $   14.27    $   14.83    $   14.35   $   13.74
                                                                      ============================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
      Based on net asset value per share ...........................       7.78%        3.10%        8.26%        8.13%       6.12%
                                                                      ============================================================
      Based on market price per share ..............................       7.22%        2.64%       10.58%       11.68%       2.94%
                                                                      ============================================================
==================================================================================================================================
Ratios Based on Average Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------------------
      Total expenses, net of reimbursement and excluding
       interest expense** ..........................................       1.04%         .96%         .94%         .94%        .96%
                                                                      ============================================================
      Total expenses, net of reimbursement** .......................       1.75%        1.44%        1.25%        1.24%       1.33%
                                                                      ============================================================
      Total expenses** .............................................       1.76%        1.45%        1.25%        1.24%       1.33%
                                                                      ============================================================
      Total investment income--net** ...............................       6.61%        6.46%        6.74%        6.89%       7.03%
                                                                      ============================================================
      Amount of dividends to Preferred Stock shareholders ..........       1.80%         .93%         .45%         .42%        .61%
                                                                      ============================================================
      Investment income--net, to Common Stock shareholders .........       4.81%        5.53%        6.29%        6.47%       6.42%
                                                                      ============================================================
==================================================================================================================================
Ratios Based on Average Net Assets Applicable to Preferred Stock
----------------------------------------------------------------------------------------------------------------------------------
      Dividends to Preferred Stock shareholders ....................       3.29%        2.12%        1.04%         .99%       1.40%
                                                                      ============================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
      Net assets applicable to Common Stock, end of year
       (in thousands) ..............................................  $ 466,002    $ 456,886    $ 472,848    $ 467,370   $ 462,156
                                                                      ============================================================
      Preferred Stock outstanding at liquidation preference,
       end of year (in thousands) ..................................  $ 250,000    $ 250,000    $ 200,000    $ 200,000   $ 200,000
                                                                      ============================================================
      Portfolio turnover ...........................................         33%          29%          28%          30%         37%
                                                                      ============================================================
==================================================================================================================================
Leverage
----------------------------------------------------------------------------------------------------------------------------------
      Asset coverage per $1,000 ....................................  $   2,864    $   2,828    $   3,364    $   3,337   $   3,311
                                                                      ============================================================
==================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
----------------------------------------------------------------------------------------------------------------------------------
      Series A--Investment income--net .............................  $     830    $     540    $     271    $     273   $     370
                                                                      ============================================================
      Series B--Investment income--net .............................  $     810    $     520    $     255    $     238   $     337
                                                                      ============================================================
      Series C--Investment income--net .............................  $     844    $     536    $     261    $     253   $     349
                                                                      ============================================================
      Series D--Investment income--net .............................  $     815    $     514    $     251    $     228   $     339
                                                                      ============================================================
      Series E ++--Investment income--net ..........................  $     808    $      72           --           --          --
                                                                      ============================================================

+     Based on average shares outstanding.
++ Series E was issued on September 21, 2005. Amount is less than $(.01) per share.
* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.

      See Notes to Financial Statements.


                ANNUAL REPORTS                      OCTOBER 31, 2006          41

Financial Highlights     (As Restated for 2005, 2004, 2003 and 2002. See Note 6)

                                                                                 BlackRock MuniYield Quality Fund II, Inc.
                                                                      ------------------------------------------------------------
                                                                                      For the Year Ended October 31,
The following per share data and ratios have been derived             ------------------------------------------------------------
from information provided in the financial statements.                   2006         2005         2004         2003        2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of year ...........................  $   13.36    $   13.72    $   13.44    $   13.27   $   13.21
                                                                      ------------------------------------------------------------
      Investment income--net .......................................        .86+         .89+         .94+         .97+        .94
      Realized and unrealized gain (loss)--net .....................        .37         (.25)         .27          .09          --++
      Dividends to Preferred Stock shareholders from
       investment income--net ......................................       (.24)        (.14)        (.07)        (.07)       (.10)
                                                                      ------------------------------------------------------------
      Total from investment operations .............................        .99          .50         1.14          .99         .84
                                                                      ------------------------------------------------------------
      Less dividends to Common Stock shareholders from
       investment income--net ......................................       (.71)        (.85)        (.86)        (.82)       (.78)
                                                                      ------------------------------------------------------------
      Offering and underwriting costs, including adjustments,
       resulting from the issuance of Preferred Stock .............          --++       (.01)          --           --          --
                                                                      ------------------------------------------------------------
      Net asset value, end of year .................................  $   13.64    $   13.36    $   13.72    $   13.44   $   13.27
                                                                      ============================================================
      Market price per share, end of year ..........................  $   12.93    $   12.86    $   12.69    $   12.18   $   11.75
                                                                      ============================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
      Based on net asset value per share ...........................       7.98%        3.98%        9.32%        8.28%       7.27%
                                                                      ============================================================
      Based on market price per share ..............................       6.34%        8.21%       11.57%       10.83%       3.95%
                                                                      ============================================================
==================================================================================================================================
Ratios Based on Average Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------------------
      Total expenses, net of reimbursement and excluding
       interest expense** ..........................................       1.05%        1.03%        1.01%        1.03%       1.06%
                                                                      ============================================================
      Total expenses, net of reimbursement** .......................       1.66%        1.49%        1.21%        1.30%       1.42%
                                                                      ============================================================
      Total expenses** .............................................       1.66%        1.49%        1.22%        1.31%       1.42%
                                                                      ============================================================
      Total investment income--net** ...............................       6.44%        6.51%        7.00%        7.17%       7.26%
                                                                      ============================================================
      Amount of dividends to Preferred Stock shareholders ..........       1.78%        1.03%         .51%         .50%        .78%
                                                                      ============================================================
      Investment income--net, to Common Stock shareholders .........       4.66%        5.48%        6.49%        6.67%       6.48%
                                                                      ============================================================
==================================================================================================================================
Ratios Based on Average Net Assets Applicable to Preferred Stock
----------------------------------------------------------------------------------------------------------------------------------
      Dividends to Preferred Stock shareholders ....................       3.32%        2.08%        1.04%        1.00%       1.51%
                                                                      ============================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
      Net assets applicable to Common Stock, end of year
       (in thousands) ..............................................  $ 305,111    $ 298,722    $ 306,764    $ 300,502   $ 296,847
                                                                      ============================================================
      Preferred Stock outstanding at liquidation preference,
       end of year (in thousands) ..................................  $ 160,000    $ 160,000    $ 150,000    $ 150,000   $ 150,000
                                                                      ============================================================
      Portfolio turnover ...........................................         37%          29%          27%          35%         34%
                                                                      ============================================================
==================================================================================================================================
Leverage
----------------------------------------------------------------------------------------------------------------------------------
      Asset coverage per $1,000 ....................................  $   2,907    $   2,867    $   3,045    $   3,003   $   2,979
                                                                      ============================================================
==================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
----------------------------------------------------------------------------------------------------------------------------------
      Series A--Investment income--net .............................  $     832    $     536    $     271    $     276   $     390
                                                                      ============================================================
      Series B--Investment income--net .............................  $     860    $     514    $     253    $     240   $     388
                                                                      ============================================================
      Series C--Investment income--net .............................  $     803    $     510    $     252    $     235   $     351
                                                                      ============================================================
      Series D+++--Investment income--net ..........................  $     804    $      71           --           --          --
                                                                      ============================================================

+     Based on average shares outstanding.
++    Amount is less than $.01 per share.
+++   Series D was issued on September 21, 2005.
* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.

      See Notes to Financial Statements.


42              ANNUAL REPORTS                      OCTOBER 31, 2006

Notes to Financial Statements

1. Significant Accounting Policies:

On September 29, 2006, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Quality Fund, Inc. and MuniYield Quality Fund II, Inc. were renamed BlackRock MuniYield Fund, Inc., BlackRock MuniYield Insured Fund, Inc., BlackRock MuniYield Quality Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc. (the "Funds" or individually as the "Fund"), respectively. The Funds are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds determine and make available for publication the net asset value of their Common Stock on a daily basis. The Funds' Common Stock shares are listed on the New York Stock Exchange under the symbol MYD for BlackRock MuniYield Fund, Inc., MYI for BlackRock MuniYield Insured Fund, Inc., MQY for BlackRock MuniYield Quality Fund, Inc. and MQT for BlackRock MuniYield Quality Fund II, Inc. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of each of the Funds under the general direction of the respective Board of Directors. Such valuations and procedures are reviewed periodically by the Boards of Directors of the Funds. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Funds' pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of each Fund's Board of Directors of the Funds.

(b) Derivative financial instruments -- Each Fund may engage in various portfolio investment strategies both to increase the return of each Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- Each Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- Each Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed,


                ANNUAL REPORTS                      OCTOBER 31, 2006          43
      the Fund records a realized gain or loss in an amount equal to the value of the agreement.

o Swaps -- Each Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Municipal bonds held in trust -- Certain Funds invest in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which a Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. Each Fund's transfers of the municipal securities to a TOB do not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in the Funds' schedules of investments and the proceeds from the transactions are reported as liability for trust certificates. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of a Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Funds include the right of the Funds (1) to cause the holders of a proportional share of floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Funds. At October 31, 2006, the aggregate value of the underlying municipal securities transferred to TOBs and the liability for trust certificates were:

--------------------------------------------------------------------------------
                                                                      Underlying
                                                                       Municipal
                                           Liability     Range of          Bonds
                                           for Trust     Interest    Transferred
                                        Certificates        Rates        to TOBs
--------------------------------------------------------------------------------
BlackRock MuniYield
  Fund, Inc. .........................  $ 36,112,500         3.59%  $ 78,662,771
BlackRock MuniYield
  Insured Fund, Inc. .................  $174,115,000    3.59-3.63%  $375,135,650
BlackRock MuniYield
  Quality Fund, Inc. .................  $ 85,427,072    3.58-3.61%  $176,779,808
BlackRock MuniYield
  Quality Fund II, Inc. ..............  $ 50,510,000    3.59-3.61%  $107,063,961
================================================================================

Financial transactions executed through TOBs generally will under perform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, a Fund's investment in TOB Residuals likely will adversely affect a Fund's investment income-net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Fund's net asset value per share.

While the Funds' investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Funds to borrow money for purposes of making investments. The Funds' management believes that the Funds' restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

(d) Income taxes -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates.


44              ANNUAL REPORTS                      OCTOBER 31, 2006

Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Offering costs -- Direct expenses relating to the public offering of each Fund's Preferred Stock were charged to capital at the time of issuance of the shares. Any adjustments to estimates of offering costs were recorded back to capital.

(h) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on each of the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time its impact on each of the Fund's financial statements has not been determined.

(i) Reclassifications -- BlackRock MuniYield Fund, Inc.

U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $90 has been reclassified between undistributed net investment income and accumulated net realized capital losses as a result of permanent differences attributable to distributions in excess of capital gains. This reclassification has no effect on net assets or net asset values per share.

BlackRock MuniYield Insured Fund, Inc.

U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $5,774,512 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses and $307 has been reclassified between undistributed net investment income and accumulated net realized capital losses as a result of permanent differences attributable to distributions in excess of realized capital gains and the reclassification of distributions. These reclassifications have no effect on net assets or net asset values per share.

BlackRock MuniYield Quality Fund, Inc.

U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $244 has been reclassified between accumulated net realized capital losses and undistributed net investment income as a result of permanent differences attributable to amortization methods on fixed income securities. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of each Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between each Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Investment Adviser. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Manager is responsible for the management of each of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to


                ANNUAL REPORTS                      OCTOBER 31, 2006          45
the operations of each Fund. For such services, each Fund pays a monthly fee at an annual rate of .50% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. The Manager (and formerly FAM) has agreed to reimburse its management fee by the amount of management fees each Fund pays to the Manager and/or FAM indirectly through its investment in the Merrill Lynch Institutional Tax-Exempt Fund. The reimbursements were as follows:

--------------------------------------------------------------------------------
                                     November 1, 2005 to     September 30, 2006
                                     September 29, 2006,    to October 31, 2006,
                                       Reimbursement            Reimbursement
                                          by FAM               by the Manager
--------------------------------------------------------------------------------
BlackRock MuniYield
  Fund, Inc. ...................      $        21,034          $         1,340
BlackRock MuniYield
  Insured Fund, Inc. ...........      $         6,083          $           696
BlackRock MuniYield
  Quality Fund, Inc. ...........      $         8,324          $           873
BlackRock MuniYield
  Quality Fund II, Inc. ........      $         6,178          $           824
--------------------------------------------------------------------------------

In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC, an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a fee equal to 59% of the management fee paid by each Fund to the Manager.

The Funds reimbursed the Manager and/or FAM for certain accounting services. The reimbursements were as follows:

--------------------------------------------------------------------------------
                                        For the Period         For the Period
                                      November 1, 2005 to    September 30, 2006
                                      September 29, 2006     to October 31, 2006
                                         Reimbursement          Reimbursement
                                            to FAM             to the Manager
--------------------------------------------------------------------------------
BlackRock MuniYield
  Fund, Inc. ...................       $        20,359        $         1,627
BlackRock MuniYield
  Insured Fund, Inc. ...........       $        32,031        $         2,562
BlackRock MuniYield
  Quality Fund, Inc. ...........       $        15,019        $         1,148
BlackRock MuniYield
  Quality Fund II, Inc. ........       $         9,693        $           745
--------------------------------------------------------------------------------

Prior to September 29, 2006, certain officers and/or directors of the Funds were officers and/or directors of Merrill Lynch, FAM, MLIM, and/or PSI.

Commencing September 29, 2006, certain officers and/or directors of the Funds are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2006 were as follows:

--------------------------------------------------------------------------------
                                                       Total           Total
                                                     Purchases         Sales
--------------------------------------------------------------------------------
BlackRock MuniYield
  Fund, Inc. ...................................  $  330,054,190  $  349,420,013
BlackRock MuniYield
  Insured Fund, Inc. ...........................  $1,664,751,319  $1,711,175,409
BlackRock MuniYield
  Quality Fund, Inc. ...........................  $  261,708,607  $  265,388,404
BlackRock MuniYield
  Quality Fund II, Inc. ........................  $  185,894,489  $  188,165,744
--------------------------------------------------------------------------------

4. Stock Transactions:

Each Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of the holders of Common Stock.

Common Stock

BlackRock MuniYield Fund, Inc.

Shares issued and outstanding during the years ended October 31, 2006 and October 31, 2005, increased by 346,987 and 93,211, respectively, as a result of dividend reinvestment.

BlackRock MuniYield Insured Fund, Inc.

Shares issued and outstanding during the years ended October 31, 2006 and October 31, 2005 remained constant.

BlackRock MuniYield Quality Fund, Inc.

Shares issued and outstanding during the years ended October 31, 2006 and October 31, 2005 remained constant.

BlackRock MuniYield Quality Fund II, Inc.

Shares issued and outstanding during the years ended October 31, 2006 and October 31, 2005 remained constant.


46               ANNUAL REPORTS                      OCTOBER 31, 2006

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Funds, with a liquidation preference of $25,000 per share, plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2006 were as follows:

--------------------------------------------------------------------------------
                                    BlackRock      BlackRock      BlackRock
                     BlackRock      MuniYield      MuniYield      MuniYield
                     MuniYield       Insured        Quality        Quality
                     Fund, Inc.     Fund, Inc.     Fund, Inc.   Fund II, Inc.
--------------------------------------------------------------------------------
Series A ...........   3.40%          3.45%          3.62%          3.57%
Series B ...........   3.62%          3.50%          3.45%          3.47%
Series C ...........   3.48%          3.57%          3.47%          3.48%
Series D ...........   3.45%          3.39%          3.49%          3.42%
Series E ...........   3.40%          3.45%          3.48%            --
Series F ...........   3.40%          3.62%            --             --
Series G ...........   3.42%          3.45%            --             --
Series H ...........     --           3.33%            --             --
Series I ...........     --           3.33%            --             --
--------------------------------------------------------------------------------

BlackRock MuniYield Fund, Inc.

Shares issued and outstanding during the years ended October 31, 2006 and October 31, 2005 remained constant.

BlackRock MuniYield Insured Fund, Inc.

Shares issued and outstanding during the years ended October 31, 2006 and October 31, 2005 remained constant.

BlackRock MuniYield Quality Fund, Inc.

Shares issued and outstanding during the year ended October 31, 2006 remained constant and during the year ended October 31, 2005 increased by 2,000 shares from the issuance of an additional series of Preferred Stock.

BlackRock MuniYield Quality Fund II, Inc.

Shares issued and outstanding during the year ended October 31, 2006 remained constant and during the year ended October 31, 2005 increased by 400 shares from the issuance of an additional series of Preferred Stock.

Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2006, MLPF&S earned commissions as follows:

--------------------------------------------------------------------------------
                                                                     Commissions
--------------------------------------------------------------------------------
BlackRock MuniYield Fund, Inc. ....................................  $   374,266
BlackRock MuniYield Insured Fund, Inc. ............................  $   651,097
BlackRock MuniYield Quality Fund, Inc. ............................  $   330,351
BlackRock MuniYield Quality Fund II, Inc. .........................  $   178,675
--------------------------------------------------------------------------------

5. Distributions to Shareholders:

Each Fund paid a tax-exempt income dividend to holders of Common Stock on November 29, 2006 to shareholders of record on November 14, 2006. The amount of the tax-exempt income dividend per share was as follows:

--------------------------------------------------------------------------------
                                                                       Per Share
                                                                          Amount
--------------------------------------------------------------------------------
BlackRock MuniYield Fund, Inc. ......................................  $ .075000
BlackRock MuniYield Insured Fund, Inc. ..............................  $ .058000
BlackRock MuniYield Quality Fund, Inc. ..............................  $ .061000
BlackRock MuniYield Quality Fund II, Inc. ...........................  $ .056000
--------------------------------------------------------------------------------

The tax character of distributions paid during the fiscal years ended October 31, 2006 and October 31, 2005 was as follows:

--------------------------------------------------------------------------------
BlackRock MuniYield Fund, Inc.                    10/31/2006          10/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ....................         $53,242,140         $51,281,196
  Ordinary income ......................             161,124                  --
                                                 -------------------------------
Total distributions ....................         $53,403,264         $51,281,196
                                                 ===============================

--------------------------------------------------------------------------------
BlackRock MuniYield
Insured Fund, Inc.                                10/31/2006          10/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ....................         $69,395,892         $75,110,574
  Ordinary income ......................           5,734,611             239,427
  Long-term capital gain ...............          19,935,524           2,108,623
                                                 -------------------------------
Total distributions ....................         $95,066,027         $77,458,624
                                                 ===============================

--------------------------------------------------------------------------------
BlackRock MuniYield
Quality Fund, Inc.                                10/31/2006          10/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ....................         $32,157,768         $33,634,936
                                                 -------------------------------
Total distributions ....................         $32,157,768         $33,634,936
                                                 ===============================

--------------------------------------------------------------------------------
BlackRock MuniYield
Quality Fund II, Inc.                             10/31/2006          10/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ....................         $21,169,808         $22,248,656
                                                 -------------------------------
Total distributions ....................         $21,169,808         $22,248,656
                                                 ===============================


                ANNUAL REPORTS                      OCTOBER 31, 2006          47

As of October 31, 2006, the components of accumulated earnings/losses on a tax basis were as follows:

-----------------------------------------------------------------------------
BlackRock MuniYield Fund, Inc.
-----------------------------------------------------------------------------
Undistributed tax-exempt income -- net ..................        $  5,244,988
Undistributed long-term capital gains -- net ............                  --
                                                                 ------------
Total undistributed earnings -- net .....................           5,244,988
Capital loss carryforward ...............................         (35,322,040)*
Unrealized gains -- net .................................          59,318,055**
                                                                 ------------
Total accumulated earnings -- net .......................        $ 29,241,003
                                                                 ============

* At October 31, 2006, the Fund had a net capital loss carryforward of $35,322,040, of which $1,763,311 expires in 2007, $25,927,589 expires in
      2008, $7,261,361 expires in 2009 and $369,779 expires in 2010. These amounts will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the difference between the book and tax treatment of residual interests in tender option bond trusts and other book/tax differences.

-----------------------------------------------------------------------------
BlackRock MuniYield Insured Fund, Inc.
-----------------------------------------------------------------------------
Undistributed tax-exempt income -- net ..................        $  5,481,179
Undistributed long-term capital gains -- net ............                  --
                                                                 ------------
Total undistributed earnings -- net .....................           5,481,179
Capital loss carryforward ...............................          (1,799,562)*
Unrealized gains -- net .................................          82,385,965**
                                                                 ------------
Total accumulated earnings -- net .......................        $ 86,067,582
                                                                 ============

* At October 31, 2006, the Fund had a net capital loss carryforward of $1,799,562, all of which expires in 2014. These amounts will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between the book and tax treatment of residual interests in tender option bond trusts.

-----------------------------------------------------------------------------
BlackRock MuniYield Quality Fund, Inc.
-----------------------------------------------------------------------------
Undistributed tax-exempt income -- net ..................        $  1,761,841
Undistributed long-term capital gains -- net ............                  --
                                                                 ------------
Total undistributed earnings -- net .....................           1,761,841
Capital loss carryforward ...............................            (372,595)*
Unrealized gains -- net .................................          38,353,420**
                                                                 ------------
Total accumulated earnings -- net .......................        $ 39,742,666
                                                                 ============

* At October 31, 2006, the Fund had a net capital loss carryforward of $372,595, all of which expires in 2012. These amounts will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between the book and tax treatment of residual interests in tender option bond trusts.

-----------------------------------------------------------------------------
BlackRock MuniYield Quality Fund II, Inc.
-----------------------------------------------------------------------------
Undistributed tax-exempt income -- net ..................        $  1,375,621
Undistributed long-term capital gains -- net ............                  --
                                                                 ------------
Total undistributed earnings -- net .....................           1,375,621
Capital loss carryforward ...............................         (33,129,439)*
Unrealized gains -- net .................................          23,052,571**
                                                                 ------------
Total accumulated losses -- net .........................        $ (8,701,247)
                                                                 ============

* At October 31, 2006, the Fund had a net capital loss carryforward of $33,129,439, of which $231,352 expires in 2007, $26,302,644 expires in
      2008, $1,033,640 expires in 2010 and $5,561,803 expires in 2012. These amounts will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles and the difference between the book and tax treatment of residual interests in tender option bond trusts.

6. Restatement Information:

During the year ended October 31, 2006, each of the Funds determined that the criteria for sale accounting in Statement of Financial Accounting Standards No. 140 had not been met for certain transfers of municipal bonds and that these transfers should have been accounted for as secured borrowings rather than as sales. Accordingly, BlackRock MuniYield Insured Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund II, Inc. each has restated its Statement of Changes in Net Assets for the year ended October 31, 2005 to give effect to offsetting changes in realized gain -- net and in the change in unrealized appreciation/ depreciation-net on the transferred municipal securities. Additionally, each of the Funds, including BlackRock MuniYield Fund, Inc., has restated its financial highlights for the years ended October 31, 2005, 2004, 2003 and 2002 to give effect to recording the transfers of the municipal bonds as secured borrowings, including recording interest on the bonds as interest income and interest on the secured borrowings as interest expense.


48              ANNUAL REPORTS                      OCTOBER 31, 2006

----------------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended October 31, 2005
----------------------------------------------------------------------------------------------------------------------------------
                                        BlackRock MuniYield             BlackRock MuniYield              BlackRock MuniYield
                                         Insured Fund, Inc.              Quality Fund, Inc.             Quality Fund II, Inc.
                                   -----------------------------    -----------------------------    -----------------------------
                                    Previously                       Previously                       Previously
                                     Reported         Restated        Reported         Restated        Reported         Restated
----------------------------------------------------------------------------------------------------------------------------------
Realized gain -- net ............  $ 28,419,498     $ 29,296,640    $  6,677,386     $  6,620,058    $  2,723,150     $  2,976,301
Change in unrealized
 appreciation/depreciation -- net  $(42,239,480)    $(43,116,622)   $(18,625,082)    $(18,567,754)   $ (8,182,237)    $ (8,435,388)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Financial Highlights for BlackRock MuniYield Fund, Inc.
For the Year Ended October 31, 2005, 2004, 2003 and 2002
----------------------------------------------------------------------------------------------------------------------------------
                                                 2005                    2004                  2003                   2002
                                        ----------------------  ---------------------  ---------------------  --------------------
                                        Previously              Previously             Previously             Previously
                                         Reported    Restated    Reported   Restated    Reported   Restated    Reported   Restated
----------------------------------------------------------------------------------------------------------------------------------
Total expenses, net of reimbursement**      1.02%       1.26%        .97%      1.13%        .99%      1.14%       1.01%      1.24%
Total expenses** .....................      1.02%       1.26%        .98%      1.14%        .99%      1.14%       1.01%      1.24%
Portfolio turnover ...................     32.66%         30%      23.62%        22%      61.95%        56%     104.63%        94%
----------------------------------------------------------------------------------------------------------------------------------

**    Do not reflect the effect of dividends to Preferred Stock shareholders.

----------------------------------------------------------------------------------------------------------------------------------
Financial Highlights for BlackRock MuniYield Insured Fund, Inc.
For the Year Ended October 31, 2005, 2004, 2003 and 2002
----------------------------------------------------------------------------------------------------------------------------------
                                                 2005                    2004                  2003                   2002
                                        ----------------------  ---------------------  ---------------------  --------------------
                                        Previously              Previously             Previously             Previously
                                         Reported    Restated    Reported   Restated    Reported   Restated    Reported   Restated
----------------------------------------------------------------------------------------------------------------------------------
Total expenses, net of reimbursement**      1.01%       1.60%        .95%      1.19%        .94%      1.18%        .97%      1.23%
Total expenses** .....................      1.01%       1.60%        .95%      1.19%        .95%      1.18%        .97%      1.24%
Portfolio turnover ...................    123.85%        105%     144.40%       122%     114.05%        95%      97.34%        82%
----------------------------------------------------------------------------------------------------------------------------------

**    Do not reflect the effect of dividends to Preferred Stock shareholders.

----------------------------------------------------------------------------------------------------------------------------------
Financial Highlights for BlackRock MuniYield Quality Fund, Inc.
For the Year Ended October 31, 2005, 2004, 2003 and 2002
----------------------------------------------------------------------------------------------------------------------------------
                                                 2005                    2004                  2003                   2002
                                        ----------------------  ---------------------  ---------------------  --------------------
                                        Previously              Previously             Previously             Previously
                                         Reported    Restated    Reported   Restated    Reported   Restated    Reported   Restated
----------------------------------------------------------------------------------------------------------------------------------
Total expenses, net of reimbursement**       .96%       1.44%        .94%      1.25%        .94%      1.24%        .96%      1.33%
Total expenses** .....................       .96%       1.45%        .95%      1.25%        .95%      1.24%        .96%      1.33%
Portfolio turnover ...................     35.62%         29%      32.87%        28%      33.92%        30%      46.29%        37%
----------------------------------------------------------------------------------------------------------------------------------

**    Do not reflect the effect of dividends to Preferred Stock shareholders.

----------------------------------------------------------------------------------------------------------------------------------
Financial Highlights for BlackRock MuniYield Quality Fund II, Inc.
For the Year Ended October 31, 2005, 2004, 2003 and 2002
----------------------------------------------------------------------------------------------------------------------------------
                                                 2005                    2004                  2003                   2002
                                        ----------------------  ---------------------  ---------------------  --------------------
                                        Previously              Previously             Previously             Previously
                                         Reported    Restated    Reported   Restated    Reported   Restated    Reported   Restated
----------------------------------------------------------------------------------------------------------------------------------
Total expenses, net of reimbursement**      1.03%       1.49%       1.01%      1.21%       1.03%      1.30%       1.06%      1.42%
Total expenses** .....................      1.03%       1.49%       1.02%      1.22%       1.03%      1.31%       1.06%      1.42%
Portfolio turnover ...................     37.55%         29%      32.30%        27%      42.06%        35%      42.89%        34%
----------------------------------------------------------------------------------------------------------------------------------

**    Do not reflect the effect of dividends to Preferred Stock shareholders.


                ANNUAL REPORTS                      OCTOBER 31, 2006          49

Notes to Financial Statements (concluded)

While the Statements of Net Assets for each of the Funds as of October 31, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase investments and liability for trust certificates by corresponding amounts at each year end, with no effect on previously reported net assets.

The Statements of Operations for each of the Funds for the years ended October 31, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement. However, the principal effects of the restatement would be to increase interest income and interest expense and fees by corresponding amounts each year, and, where applicable, to revise realized gain (loss) on investments -- net, and the change in unrealized appreciation/depreciation on investments -- net, by corresponding and offsetting amounts.

The Statements of Changes in Net Assets for each of the Funds for the years ended October 31, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement, but the principal effects of a restatement, where applicable, would be to revise previously reported realized gain (loss) -- net, and change in unrealized appreciation/depreciation-net, by corresponding and offsetting amounts.


50              ANNUAL REPORTS                      OCTOBER 31, 2006

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Insured Fund, Inc., BlackRock MuniYield Quality Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc.:

We have audited each of the accompanying statements of net assets, including the schedules of investments, of BlackRock MuniYield Fund, Inc. (formerly MuniYield Fund, Inc.), BlackRock MuniYield Quality Fund, Inc. (formerly MuniYield Quality Fund, Inc.), and BlackRock MuniYield Quality Fund II, Inc. (formerly MuniYield Quality Fund II, Inc.), as of October 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for each of the respective funds, and the statements of cash flows of BlackRock MuniYield Quality Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc. for the year then ended. We have also audited the accompanying statement of net assets, including the schedule of investments, of BlackRock MuniYield Insured Fund, Inc. (formerly MuniYield Insured Fund, Inc.) as of October 31, 2006, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. The above- referenced funds are hereinafter referred to collectively as the "Funds." These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the financial statements and financial highlights of each of the funds based on our audits. The statement of changes in net assets of BlackRock MuniYield Insured Fund, Inc. for the year ended October 31, 2005 (before the restatement described in Note 6) and its financial highlights for each of the four years in the period ended October 31, 2005 (before the restatement described in Note 6) were audited by other auditors whose report, dated December 9, 2005, expressed a qualified opinion on that financial statement and financial highlights because of the errors described in Note 6.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc. referred to above present fairly, in all material respects, the respective financial positions of each of those funds as of October 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, their financial highlights for each of the five years in the period then ended, and, for BlackRock MuniYield Quality Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc., their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights of BlackRock MuniYield Insured Fund, Inc. as of and for the year ended October 31, 2006, present fairly, in all material respects, its financial position as of October 31, 2006, and the results of its operations, changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 6, the statements of changes in net assets of BlackRock MuniYield Quality Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc. for the year ended October 31, 2005, and their respective financial highlights for each of the four years in the period then ended have been restated. As also discussed in Note 6, the financial highlights of BlackRock MuniYield Fund, Inc. for each of the four years in the period ended October 31, 2005 have been restated.


                ANNUAL REPORTS                      OCTOBER 31, 2006          51

Report of Independent Registered Public Accounting Firm (concluded)

We also have audited the adjustments, applied by management, to restate the statement of changes in net assets of BlackRock MuniYield Insured Fund, Inc. (the "Insured Fund") for the year ended October 31, 2005 and certain financial highlights of the Insured Fund for each of the four years in the period then ended, to correct the errors described in Note 6. These adjustments are the responsibility of the Insured Fund's management. The audit procedures that we performed with respect to the adjustments included such tests as we considered necessary in the circumstances and were designed to obtain reasonable assurance about whether the adjustments are appropriate and have been properly applied, in all material respects, to the restated statement of changes in net assets of the Insured Fund for the year ended October 31, 2005, and to the restated information in its financial highlights for each of the four years in the period then ended. We did not perform any audit procedures designed to assess whether any additional adjustments or disclosures to the Insured Fund's financial statements or financial highlights as of October 31, 2005, and for each of the four years in the period then ended, might be necessary in order for such financial statements or financial highlights to be presented in conformity with generally accepted accounting principles. In our opinion, the adjustments to the statement of changes in net assets of the Insured Fund for the year ended October 31, 2005, and to its financial highlights for each of the four years in the period then ended, for the restatement described in Note 6 are appropriate and have been properly applied, in all material respects. However, we were not engaged to audit, review, or apply any procedures to the Insured Fund's financial statements or financial highlights as of October 31, 2005, and for each of the four years in the period then ended, other than with respect to the adjustments to the Insured Fund's statement of changes in net assets and its financial highlights for the restatement described in Note 6 and, accordingly, we do not express an opinion or any other form of assurance on the Insured Fund's financial statements as of October 31, 2005, or on its financial highlights for each of the four years in the period then ended.

Deloitte & Touche LLP
Princeton, New Jersey

January 16, 2007


52              ANNUAL REPORTS                      OCTOBER 31, 2006

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of MuniYield Insured Fund, Inc.:

We have audited, before the effects of the adjustments for the correction of the error described in Note 6, the accompanying statement of changes in net assets of MuniYield Insured Fund, Inc., for the year ended October 31, 2005, and financial highlights for each of the four years in the period then ended (the 2005 financial statement and financial highlights referred to above before the effects of the adjustments discussed in Note 6 are not presented herein). This financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, except for the error described in Note 6, the 2005 financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets of MuniYield Insured Fund, Inc. for the year ended October 31, 2005, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

We were not engaged to audit, review, or apply any procedures to the adjustments for the correction of the error described in Note 6 and, accordingly, we do not express an opinion or any other form of assurance about whether such adjustments are appropriate and have been properly applied. Those adjustments were audited by Deloitte & Touche LLP.

                              /s/ Ernst + Young LLP

Philadelphia, Pennsylvania
December 9, 2005


                ANNUAL REPORTS                      OCTOBER 31, 2006          53

Important Tax Information

All of the net investment income distributions paid by BlackRock MuniYield Fund, Inc., BlackRock MuniYield Insured Fund, Inc., BlackRock MuniYield Quality Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc. during the taxable year ended October 31, 2006 qualify as tax-exempt interest dividends for federal income tax purposes.

The following summarizes the taxable per share distributions paid by BlackRock MuniYield Fund, Inc. during the year:

--------------------------------------------------------------------------------
                                                 Payable Date    Ordinary Income
--------------------------------------------------------------------------------
Common Stock Shareholders                         12/29/2005        $.003092
--------------------------------------------------------------------------------
Preferred Stock Shareholders:   Series A .......  12/21/2005        $   1.73
                                Series B .......  12/28/2005        $   1.65
                                Series C .......  12/14/2005        $   1.75
                                Series D .......  12/07/2005        $   1.68
                                Series E .......  12/14/2005        $   1.68
                                Series F .......  12/15/2005        $   1.63
                                Series G .......  12/19/2005        $   1.78
--------------------------------------------------------------------------------


54              ANNUAL REPORTS                      OCTOBER 31, 2006

Important Tax Information (concluded)

Additionally, the following summarizes the taxable per share distributions paid by BlackRock MuniYield Insured Fund, Inc. during the year:

--------------------------------------------------------------------------------
                                   Payable       Ordinary            Long-Term
                                     Date         Income           Capital Gains
--------------------------------------------------------------------------------
Common Stock Shareholders         12/29/2005     $.059435            $.277439
--------------------------------------------------------------------------------
Preferred Stock Shareholders:
--------------------------------------------------------------------------------
  Series A                        11/17/2005      $23.89              $51.34
                                  12/15/2005      $ 8.69              $27.31
--------------------------------------------------------------------------------
  Series B                        11/25/2005      $25.60              $53.18
                                  12/22/2005      $ 7.20              $23.81
--------------------------------------------------------------------------------
  Series C                        11/03/2005      $13.28              $65.17
                                  12/01/2005      $14.25              $64.32
                                  12/29/2005      $ 6.71              $30.35
--------------------------------------------------------------------------------
  Series D                        11/10/2005      $25.86              $50.82
                                  12/08/2005      $ 6.49              $27.88
--------------------------------------------------------------------------------
  Series E                        11/03/2005      $ 3.35              $15.46
                                  11/10/2005      $ 3.46              $16.46
                                  11/17/2005      $ 3.40              $16.15
                                  11/25/2005      $ 3.72              $17.77
                                  12/01/2005      $ 3.23              $15.42
                                  12/08/2005      $ 3.57              $16.94
                                  12/15/2005      $ 1.53              $ 7.30
--------------------------------------------------------------------------------
  Series F                        11/01/2005      $13.38              $65.69
                                  11/29/2005      $14.98              $67.63
                                  12/27/2005      $ 6.26              $28.29
--------------------------------------------------------------------------------
  Series G                        11/01/2005      $ 3.29              $15.15
                                  11/08/2005      $ 3.51              $16.18
                                  11/15/2005      $ 2.31              $10.97
                                  11/22/2005      $ 3.52              $16.75
                                  11/29/2005      $ 3.58              $17.06
                                  12/06/2005      $ 3.91              $18.58
                                  12/13/2005      $ 3.58              $17.06
                                  12/20/2005      $ 3.03              $14.45
--------------------------------------------------------------------------------
  Series H                        11/04/2005      $ 3.55              $16.37
                                  11/14/2005      $ 4.74              $22.54
                                  11/18/2005      $ 1.95              $ 9.34
                                  11/25/2005      $ 3.58              $17.06
                                  12/02/2005      $ 3.54              $16.89
                                  12/09/2005      $ 3.91              $18.58
                                  12/16/2005      $ 2.30              $11.00
--------------------------------------------------------------------------------
  Series I                        11/07/2005      $ 3.55              $16.37
                                  11/14/2005      $ 3.45              $16.40
                                  11/21/2005      $ 3.34              $15.85
                                  11/28/2005      $ 3.58              $17.06
                                  12/05/2005      $ 3.49              $16.57
                                  12/12/2005      $ 3.78              $17.97
                                  12/19/2005      $ 3.80              $18.03
                                  12/27/2005      $ 0.04              $ 0.19
--------------------------------------------------------------------------------


                ANNUAL REPORTS                      OCTOBER 31, 2006          55

Change in Fund's Independent Registered Public Accounting Firm

On August 28, 2006, Ernst & Young llp ("E&Y) resigned as the Independent Registered Public Accounting Firm of BlackRock MuniYield Insured Fund, Inc. (the "Fund").

E&Y's reports on the financial statements of the Fund for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the two most recent fiscal years and through August 28, 2006 (1) there were no disagreements with E&Y on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure, whereby such disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years; and (2) there have been no reportable events (as defined in item 304(a)(1)(v) of Regulation S-K).

The Audit Committee of the Fund's Board of Directors approved the engagement of Deloitte & Touche llp as the Fund's Independent Registered Public Accounting Firm for the fiscal year ended October 31, 2006.

Fund Certifications

In May 2006, BlackRock MuniYield Fund, Inc., BlackRock MuniYield Insured Fund, Inc., BlackRock MuniYield Quality Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc. filed their Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Funds' Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Funds' Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.


56              ANNUAL REPORTS                      OCTOBER 31, 2006

Disclosure of Investment Advisory Agreement

Disclosure of FAM Investment Advisory Agreements

The Board of Directors of each Fund met in August 2006 to consider approval of the Fund's investment advisory agreement with Fund Asset Management, L.P. ("FAM"), each Fund's investment adviser at that time.

Activities and Composition of the Boards

All but one member of each Board is an independent director whose only affiliation with FAM or other Merrill Lynch affiliates was as a director of the Fund and as a director or trustee of certain other funds advised by FAM or its affiliates. The Co-chairmen of each Board are also independent directors. New director nominees are chosen by a Nominating Committee comprised of independent directors. All independent directors also are members of each Board's Audit Committee, and the independent directors meet in executive session at each in-person Board meeting. Each Board and each Board's Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.

FAM Investment Advisory Agreements -- Matters Considered by the Boards

Every year, each Fund's Board considers approval of the Fund's investment advisory agreement. Each Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the investment adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. Each Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, each Board also considers a range of information in connection with its oversight of the services provided by the investment adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the investment adviser and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to each Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the investment adviser and its affiliates.

Each Board noted its view of FAM as one of the most experienced global asset management firms and considered the overall services provided by FAM to be of high quality. Each Board also noted its view of FAM as financially sound and well managed and noted FAM's affiliation with one of America's largest financial firms. Each Board works closely with the investment adviser in overseeing the investment adviser's efforts to achieve good performance. As part of this effort, each Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the investment adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Boards

In the period prior to the Board meeting to consider renewal of the investment advisory agreement, each Board requests and receives materials specifically relating to the Fund's investment advisory agreement. These materials are prepared separately for each Fund and include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses, investment performance and leverage of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing each Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team regarding investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the investment adviser and its affiliates of the investment advisory agreement and other relationships with the Fund; and (e) information provided by the investment adviser concerning investment advisory fees charged to other clients, such as retail closed-end funds, under similar investment mandates. Each Board also considers other matters it deems important to the approval process, such as payments made for services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the investment adviser and its affiliates from their relationship with the Fund.

Certain Specific Renewal Data

In connection with the most recent renewal of each Fund's investment advisory agreement with FAM (each, a "FAM Investment Advisory Agreement") in August 2006, the independent directors' and the Board's review included the following:


                ANNUAL REPORTS                      OCTOBER 31, 2006          57

Disclosure of Investment Advisory Agreement (concluded)

Services Provided by the Investment Adviser -- Each Fund's Board reviewed the nature, extent and quality of services provided by FAM, focusing on the investment advisory services and the resulting performance of the Fund. Each Board uses data provided by Lipper and by management in its review of advisory services. Each Board compared Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of funds and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, each Board attaches more importance to performance over relatively long periods of time, typically three to five years. Each Fund's Board concluded that the comparative data indicated that the Fund's performance was competitive. Considering all these factors, each Fund's Board concluded that the nature and quality of the services provided supported the continuation of the Fund's FAM Investment Advisory Agreement.

FAM's Personnel and Investment Process -- Each Fund's Board reviewed the Fund's investment objectives and strategies. Each Board discussed with FAM's senior management responsible for investment operations and the senior management of FAM's municipal investing group the strategies being used to achieve the stated objectives. Among other things, each Board considered the size, education and experience of FAM's investment staff, its use of technology, and FAM's approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also reviewed FAM's compensation policies and practices with respect to the Fund's portfolio managers. Each Board also considered the experience of the Fund's portfolio manager. The Board of MuniYield Fund, Inc. noted that Mr. Jaeckel has more than 15 years of experience in portfolio management, the Board of MuniYield Insured Fund, Inc. noted that Mr. Bock has more than 15 years of experience in portfolio management and the Boards of MuniYield Quality Fund, Inc. and MuniYield Quality Fund II, Inc. noted that Mr. Kalinoski has more than five years of experience in portfolio management. Each Fund's Board concluded that FAM and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund and that the Fund benefits from that experience.

Management Fees and Other Expenses -- Each Fund's Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. Each Board considered the services provided to and the fees charged by FAM to other clients with similar investment mandates. Each Fund's Board determined that the Fund's contractual and actual management fee rates, as well as total expenses, were competitive with those of comparable funds. Each Fund's Board concluded that the Fund's management fee rate and overall expense ratio were reasonable.

Profitability -- Each Board considers the cost of the services provided to the Fund by the investment adviser and the investment adviser's and its affiliates' profits relating to the management and distribution of the Fund and the funds advised by the investment manager and its affiliates. As part of its analysis, each Fund's Board reviewed FAM's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board concluded that the profits of FAM and its affiliates were acceptable in relation to the nature and quality of services provided.

Economies of Scale -- Each Fund's Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. Each Fund's Board considered economies of scale to the extent applicable to the Fund's closed-end structure and determined that the Fund appropriately benefits from any economies of scale. Each Board determined that the management fee structure was reasonable and that no changes were currently necessary.

Conclusion -- After the independent directors of each Board deliberated in executive session, the entire Board of each Fund, including all of the independent directors, approved the renewal of the pertinent FAM Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


58              ANNUAL REPORTS                      OCTOBER 31, 2006

Disclosure of New Investment Advisory Agreement

New BlackRock Investment Advisory Agreements -- Matters Considered by the Boards

In connection with the combination of Merrill Lynch's investment advisory business, including Fund Asset Management, L.P. (the "Previous Investment Adviser"), with that of BlackRock, Inc. ("BlackRock") to create a new independent company ("New BlackRock") (the "Transaction"), each Fund's Board of Directors considered and approved a new investment advisory agreement (each, a "BlackRock Investment Advisory Agreement") between the Fund and BlackRock Advisors, LLC ("BlackRock Advisors"). Each Fund's shareholders subsequently approved the Fund's BlackRock Investment Advisory Agreement and it became effective on September 29, 2006, replacing the Fund's investment advisory agreement with the Previous Investment Adviser (each, a "Previous Investment Advisory Agreement").

Each Fund's Board discussed the Fund's BlackRock Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. Each Fund's Board, including the independent directors, approved the Fund's BlackRock Investment Advisory Agreement at an in-person meeting held on May 9, 2006.

To assist each Fund's Board in its consideration of the Fund's BlackRock Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. Each Fund's independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the Fund's BlackRock Investment Advisory Agreement. The additional information was provided in advance of the May 9, 2006 meetings. In addition, each Fund's independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At each Fund's Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Boards. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Previous Investment Adviser, and of its affiliates, to be transferred to BlackRock in connection with the Transaction. The independent directors also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, each Fund's independent directors met in executive sessions with their counsel to consider the Fund's BlackRock Investment Advisory Agreement.

In connection with the directors' review of each Fund's BlackRock Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

o that there was not expected to be any diminution in the nature, quality and extent of services provided to any of the Funds or their shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm would enhance its ability to attract and retain talented professionals;

o that each Fund was expected to benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock had no present intention to alter any applicable expense waivers or reimbursements that were currently in effect and, while it reserved the right to do so in the future, it would seek Board approval before making any changes;

o that in connection with the Transaction, Merrill Lynch and BlackRock had agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Previous Investment Adviser (or affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters being considered that was different from that of Fund shareholders.


                ANNUAL REPORTS                      OCTOBER 31, 2006          59

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to each Fund's shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of each Fund's BlackRock Investment Advisory Agreement, including the fact that no Fund's schedule of total advisory fees would increase under the pertinent BlackRock Investment Advisory Agreement, but would remain the same;

o that in August 2005, each Fund's Board had performed a full annual review of the pertinent Previous Investment Advisory Agreement, as required by the 1940 Act, and had determined that the Previous Investment Adviser had the capabilities, resources and personnel necessary to provide the advisory and administrative services that were then being provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, had represented reasonable compensation to the Previous Investment Adviser in light of the services provided, the costs to the Previous Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors had considered relevant in the exercise of their reasonable judgment; and

o that Merrill Lynch had agreed to pay all expenses of each Fund in connection with the consideration by the Board of the Fund's BlackRock Investment Advisory Agreement and related agreements and all costs of shareholder approval of the BlackRock Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the BlackRock Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the Fund's BlackRock Investment Advisory Agreement, each Fund's Board assessed the nature, quality and scope of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting and assistance in meeting legal and regulatory requirements. In its review of the Fund's BlackRock Investment Advisory Agreement, each Fund's Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered for each Fund were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to each Fund's Board meeting to consider renewal of the Fund's Previous Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Previous Investment Advisory Agreement. For each Fund, these materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Previous Investment Adviser of the Fund's Previous Investment Advisory Agreement and other payments received by the Previous Investment Adviser and its affiliates from the Fund; and (e) information provided by the Previous Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Previous Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, each Fund's directors considered information received in connection with their most recent approval of the continuance of the Fund's Previous Investment Advisory Agreement, in addition to information


60              ANNUAL REPORTS                      OCTOBER 31, 2006
provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the Fund's BlackRock Investment Advisory Agreement. None of the Funds' directors identified any particular information that was all-important or controlling. Each Fund's directors, including a majority of the independent directors, concluded that the terms of the Fund's BlackRock Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the BlackRock Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided -- Each Fund's Board reviewed the nature, quality and scope of services provided by the Previous Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. Each Fund's Board focused primarily on the Previous Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Previous Investment Adviser and the Fund received services as part of the Merrill Lynch complex. Each Fund's Board compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under each Fund's BlackRock Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the investment and other practices of the Fund.

Each Fund's directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

Each Fund's directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. Each Fund's directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of the receipt of such revised regulatory relief.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, each Fund's directors determined that the nature and quality of services to be provided to the Fund under the Fund's BlackRock Investment Advisory Agreement were expected to be as good as or better than that provided under the Fund's Previous Investment Advisory Agreement. The directors were advised that BlackRock Advisors did not plan to change any of the Funds' portfolio management team upon the closing of the transaction. It was noted, however, that other changes in personnel were expected to follow the Transaction and the combination of the operations of the Previous Investment Adviser and its affiliates with those of BlackRock. Each Fund's directors noted that if current portfolio managers or other personnel were to cease to be available prior to the closing of the Transaction, the Board would consider all available options, including seeking the investment advisory or other services of BlackRock affiliates. Accordingly, each Fund's directors concluded that, overall, they were satisfied with assurances from BlackRock and BlackRock Advisors as to the expected nature, quality and extent of the services to be provided to the Fund under the Fund's BlackRock Investment Advisory Agreement.

Costs of Services Provided, Fees and Profitability -- It was noted that, in conjunction with their recent review of the Fund's Previous Investment Advisory Agreement, each Fund's directors had received, among other things, a report from Lipper comparing the Fund's fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Fund's Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. Each Fund's Board also compared the


                ANNUAL REPORTS                      OCTOBER 31, 2006          61

Disclosure of New Investment Advisory Agreement (concluded)

Fund's total expenses to those of other comparable funds. The information showed that each Fund had fees and expenses within the range of fees and expenses of comparable funds. Each Fund's Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. Each Fund's Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the Fund's BlackRock Investment Advisory Agreement, each Fund's directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the Fund's BlackRock Investment Advisory Agreement is substantially similar to the Fund's Previous Investment Advisory Agreement in all material respects, including the rate of compensation, each Fund's directors determined that the Transaction should not increase the total fees payable, including any fee waivers or after any expense caps or expense reimbursements, for advisory and administrative services. Each Fund's directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

Each Fund's directors discussed with BlackRock Advisors its general methodology to be used in determining it's profitability with respect to its relationship with the Fund and noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis.

Economies of Scale -- Each Fund's Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board considered economies of scale to the extent applicable to each Fund's closed-end structure and determined that each Fund appropriately benefits from any economies of scale and no changes were currently necessary.

Fall-Out Benefits -- The directors considered whether the Funds would generate any fall-out benefits to BlackRock Advisors. Fall-out benefits are indirect profits from other activities that accrue to the adviser or its affiliates solely because of the existence of the fund. In evaluating the fall-out benefits to be received by BlackRock Advisors under the Fund's BlackRock Investment Advisory Agreement, each Fund's directors considered whether BlackRock Advisors would experience such benefits to the same extent that the Previous Investment Adviser was experiencing such benefits under the Fund's Previous Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval of the continuance of the Fund's Previous Investment Advisory Agreement, and their discussions with management of the Previous Investment Adviser and BlackRock, each Fund's directors determined that BlackRock Advisors' fall-out benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The directors noted that any fall-out benefits were difficult to quantify with certainty.

Investment Performance -- Each Fund's Board considered investment performance for the Fund. Each Fund's directors compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed each Fund's performance at various levels within the range of performance of comparable funds over different time periods. Each Fund's directors believed the Fund's performance was satisfactory. Also, each Board took into account the investment performance of funds advised by BlackRock Advisors. Each Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. Each Fund's Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict


62              ANNUAL REPORTS                      OCTOBER 31, 2006
what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion -- After the independent directors of each Fund deliberated in executive session, the Fund's entire Board, including the independent directors, approved the Fund's BlackRock Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the BlackRock Investment Advisory Agreement was in the best interests of the shareholders. In approving the Fund's BlackRock Investment Advisory Agreement, each Fund's Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

New BlackRock Sub-Advisory Agreements -- Matters Considered by the Boards

At an in-person meeting held on August 22-23, 2006, each Fund's Board of Directors or Board of Trustees, as pertinent, including the independent directors, discussed and approved the Fund's sub-advisory agreement (each, a "BlackRock Sub-Advisory Agreement") between BlackRock Advisors and its affiliate, BlackRock Investment Management, LLC (the "Sub-Adviser"). Each Fund's BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the Fund's BlackRock Investment Advisory Agreement became effective.

Pursuant to each Fund's BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 59% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in the expenses of any of the Funds as a result of the Funds' BlackRock Sub-Advisory Agreement.

In approving the Funds' BlackRock Sub-Advisory Agreement at the August in-person meeting, each Fund's Board reviewed its considerations in connection with its approval of the Fund's BlackRock Investment Advisory Agreement in May 2006. Each Fund's Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the Fund's BlackRock Investment Advisory Agreement, and came to the same conclusion. In reviewing the sub-advisory fee rate provided in each Fund's BlackRock Sub-Advisory Agreement, the Fund's Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. BlackRock Advisors remains responsible for oversight of each Fund's operations and administration, and the Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio under the Fund's BlackRock Sub-Advisory Agreement. Each Fund's Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the Fund's BlackRock Sub-Advisory Agreement. Under all of the circumstances, each Fund's Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 59% of the advisory fee paid by the Fund to BlackRock Advisors.

After each Fund's independent directors deliberated in executive session, each Fund's entire Board, including the independent directors, approved the Fund's BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of shareholders.


                ANNUAL REPORTS                      OCTOBER 31, 2006          63

Officers and Directors

                                                                                                       Number of
                                                                                                       Funds and
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Funds        Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  Vice Chairman and Director of BlackRock, Inc.,        122 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  Global Chief Investment Officer for Equities,         168 Portfolios
            08543-9011     Director              Chairman of the BlackRock Retail Operating
            Age: 52                              Committee, and member of the BlackRock Executive
                                                 Committee since 2006; President of the Funds
                                                 advised by Merrill Lynch Investment Managers, L.P.
                                                 ("MLIM") and its affiliates ("MLIM/FAM-advised
                                                 funds") from 2005 to 2006 and Chief Investment
                                                 Officer thereof from 2001 to 2006; President of
                                                 MLIM and Fund Asset Management, L.P. ("FAM") from
                                                 2001 to 2006; Co-Head (Americas Region) thereof
                                                 from 2000 to 2001 and Senior Vice President from
                                                 1999 to 2001; President and Director of Princeton
                                                 Services, Inc. ("Princeton Services") since 2001;
                                                 President of Princeton Administrators, L.P.
                                                 ("Princeton Administrators") from 2001 to 2006;
                                                 Chief Investment Officer of OppenheimerFunds, Inc.
                                                 in 1999 and Executive Vice President thereof from
                                                 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  BlackRock acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company
                  Act, of each Fund based on his current and former positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As each
                  Fund's President, Mr. Doll serves at the pleasure of the Board of Directors.


64              ANNUAL REPORTS                      OCTOBER 31, 2006

                                                                                                       Number of
                                                                                                       Funds and
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Funds        Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Director     2002 to  Director, The China Business Group, Inc. since 1996   37 Funds        None
Bodurtha**  Princeton, NJ               present  and Executive Vice President thereof from 1996 to     57 Portfolios
            08543-9095                           2003; Chairman of the Board, Berkshire Holding
            Age: 62                              Corporation since 1980; Partner, Squire, Sanders &
                                                 Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9095  Director     2005 to  Professor, Harvard University since 1992; Professor,  37 Funds        None
Froot       Princeton, NJ               present  Massachusetts Institute of Technology from 1986 to    57 Portfolios
            08543-9095                           1992.
            Age: 49
------------------------------------------------------------------------------------------------------------------------------------
Joe         P.O. Box 9095  Director     1994 to  Member of the Committee of Investment of Employee     37 Funds        Kimco
Grills**    Princeton, NJ               present  Benefit Assets of the Association of Financial        57 Portfolios   Realty
            08543-9095                           Professionals ("CIEBA") since 1986; Member of                         Corporation
            Age: 71                              CIEBA's Executive Committee since 1988 and its
                                                 Chairman from 1991 to 1992; Assistant Treasurer of
                                                 International Business Machines Corporation ("IBM")
                                                 and Chief Investment Officer of IBM Retirement
                                                 Funds from 1986 to 1993; Member of the Investment
                                                 Advisory Committee of the State of New York Common
                                                 Retirement Fund since 1989; Member of the
                                                 Investment Advisory Committee of the Howard Hughes
                                                 Medical Institute from 1997 to 2000; Director, Duke
                                                 University Management Company from 1992 to 2004,
                                                 Vice Chairman thereof from 1998 to 2004, and
                                                 Director Emeritus thereof since 2004; Director,
                                                 LaSalle Street Fund from 1995 to 2001; Director,
                                                 Kimco Realty Corporation since 1997; Member of the
                                                 Investment Advisory Committee of the Virginia
                                                 Retirement System since 1998, Vice Chairman thereof
                                                 from 2002 to 2005, and Chairman thereof since 2005;
                                                 Director, Montpelier Foundation since 1998 and its
                                                 Vice Chairman since 2000; Member of the Investment
                                                 Committee of the Woodberry Forest since 2000;
                                                 Member of the Investment Committee of the National
                                                 Trust for Historic Preservation since 2000.
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Director     2002 to  Chairman of the Board of Directors of Vigilant        37 Funds        None
London      Princeton, NJ               present  Research, Inc. since 2006; Member of the Board of     57 Portfolios
            08543-9095                           Directors for Grantham University since 2006;
            Age: 67                              Director of AIMS since 2006; Director of Reflex
                                                 Security since 2006; Director of InnoCentive, Inc.
                                                 since 2006; Director of Cerego, LLC since 2005;
                                                 Professor Emeritus, New York University since 2005;
                                                 John M. Olin Professor of Humanities, New York
                                                 University from 1993 to 2005; and Professor thereof
                                                 from 1980 to 2005; President, Hudson Institute
                                                 since 1997 and Trustee thereof since 1980; Dean,
                                                 Gallatin Division of New York University from 1976
                                                 to 1993; Distinguished Fellow, Herman Kahn Chair,
                                                 Hudson Institute from 1984 to 1985; Director, Damon
                                                 Corp. from 1991 to 1995; Overseer, Center for Naval
                                                 Analyses from 1983 to 1993.


                ANNUAL REPORTS                      OCTOBER 31, 2006          65

                                                                                                       Number of
                                                                                                       Funds and
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Funds        Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director     2002 to  Shareholder, Modrall, Sperling, Roehl, Harris &       37 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; President, American Bar        57 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of the
            Age: 64                              Board of Governors thereof from 1994 to 1997;
                                                 Shareholder, Poole, Kelly & Ramo, Attorneys at Law,
                                                 P.C. from 1977 to 1993; Director of ECMC Group
                                                 (service provider to students, schools and lenders)
                                                 since 2001; Director, United New Mexico Bank (now
                                                 Wells Fargo) from 1983 to 1988; Director, First
                                                 National Bank of New Mexico (now Wells Fargo) from
                                                 1975 to 1976; Vice President, American Law
                                                 Institute since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director     1996 to  Principal of STI Management (investment adviser)      37 Funds        None
Salomon,    Princeton, NJ               present  from 1994 to 1995; Chairman and CEO of Salomon        57 Portfolios
Jr.         08543-9095                           Brothers Asset Management Inc. from 1992 to 1995;
            Age: 69                              Chairman of Salomon Brothers Equity Mutual Funds
                                                 from 1992 to 1995; regular columnist with Forbes
                                                 Magazine from 1992 to 2002; Director of Stock
                                                 Research and U.S. Equity Strategist at Salomon
                                                 Brothers Inc. from 1975 to 1991; Trustee,
                                                 Commonfund from 1980 to 2001.
            ------------------------------------------------------------------------------------------------------------------------
            *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Co-Chairman of the Board of Directors and the Audit Committee.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Funds        Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  Managing Director of BlackRock since 2006; Managing Director of MLIM and FAM in
Burke       Princeton, NJ  President    present  2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof
            08543-9011     and          and      from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
            Age: 46        Treasurer    1999 to
                                        present
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior Vice  2002 to  Managing Director of BlackRock since 2006; Managing Director (Tax-Exempt Fund
Loffredo    Princeton, NJ  President    present  Management) of MLIM from 2000 to 2006; Director of MLIM from 1997 to 2000.
            08543-9011
            Age: 42
------------------------------------------------------------------------------------------------------------------------------------


66              ANNUAL REPORTS                      OCTOBER 31, 2006

Officers and Directors (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Funds        Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
William R.  P.O. Box 9011  Vice         1993 to  Director of BlackRock since 2006; Director of MLIM from 2005 to 2006 and Vice
Bock        Princeton, NJ  President    present  President, thereof, from 1989 to 2005.
            08543-9011
            Age: 70
------------------------------------------------------------------------------------------------------------------------------------
Theodore    P.O. Box 9011  Vice         2004 to  Managing Director of BlackRock since 2006; Managing Director of MLIM from 2005 to
R. Jaeckel  Princeton, NJ  President    present  2006; Director (Municipal Tax-Exempt Fund Management) of MLIM from 1997 to 2005;
Jr.         08543-9011                           Vice President of MLIM from 1991 to 1997.
            Age: 47
------------------------------------------------------------------------------------------------------------------------------------
Michael A.  P.O. Box 9011  Vice         1999     Director of BlackRock since 2006; Director of MLIM in 2006 and Vice President,
Kalinoski   Princeton, NJ  President    (MQY)    thereof, from 1999 to 2006.
            08543-9011                  and 2000
            Age: 36                     (MQT) to
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Fund Chief   2004 to  Managing Director of BlackRock and Fund Chief Compliance Officer since 2006; Chief
Hiller      Princeton, NJ  Compliance   present  Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief
            08543-9011     Officer               Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief Compliance
            Age: 55                              Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
                                                 Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange
                                                 Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director of BlackRock since 2006; Director (Legal Advisory) of MLIM from 2002 to
Pellegrino  Princeton, NJ               present  2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM from
            08543-9011                           1997 to 2006; Secretary of MLIM, FAM, FAM Distributors, Inc. and Princeton Services
            Age: 46                              from 2004 to 2006.
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Funds serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

BlackRock MuniYield Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc.

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

Address of the Funds

P.O. Box 9011
Princeton, NJ 08543-9011

BlackRock MuniYield Insured Fund, Inc. and BlackRock MuniYield Quality Fund,
Inc.

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agents

Common Stock:

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286


                ANNUAL REPORTS                      OCTOBER 31, 2006          67

Investment Objectives

Investment Objectives

NYSE Symbol       BlackRock MuniYield Fund, Inc. seeks to provide
MYD               shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

NYSE Symbol       BlackRock MuniYield Insured Fund, Inc. seeks to provide
MYI               shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

NYSE Symbol       BlackRock MuniYield Quality Fund, Inc. seeks to provide
MQY               shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, high-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

NYSE Symbol       BlackRock MuniYield Quality Fund II, Inc. seeks to
MQT               provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, high-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes. The Fund invests primarily in insured municipal bonds.

Proxy Results

BlackRock MuniYield Fund, Inc.

During the six-month period ended October 31, 2006, BlackRock MuniYield Fund, Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:

-----------------------------------------------------------------------------------------------------------------
                                                       Shares Voted          Shares Voted            Shares Voted
                                                            For                 Against                 Abstain
-----------------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.                                22,383,716              690,012                 859,642
-----------------------------------------------------------------------------------------------------------------
To approve a contingent subadvisory agreement with
BlackRock Advisors, Inc.                                22,349,074              729,612                 854,685
-----------------------------------------------------------------------------------------------------------------


68              ANNUAL REPORTS                      OCTOBER 31, 2006

Proxy Results (concluded)

BlackRock MuniYield Insured Fund, Inc.

During the six-month period ended October 31, 2006, BlackRock MuniYield Insured Fund, Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:

-----------------------------------------------------------------------------------------------------------------
                                                       Shares Voted           Shares Voted           Shares Voted
                                                            For                  Against                Abstain
-----------------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.                                36,261,576              1,153,334              1,949,389
-----------------------------------------------------------------------------------------------------------------
To approve a contingent subadvisory agreement with
BlackRock Advisors, Inc.                                36,219,414              1,180,427              1,964,458
-----------------------------------------------------------------------------------------------------------------

BlackRock MuniYield Quality Fund, Inc.

During the six-month period ended October 31, 2006, BlackRock MuniYield Quality Fund, Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:

-----------------------------------------------------------------------------------------------------------------
                                                       Shares Voted          Shares Voted            Shares Voted
                                                            For                 Against                Abstain
-----------------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.                                16,131,843              576,595                576,034
-----------------------------------------------------------------------------------------------------------------
To approve a contingent subadvisory agreement with
BlackRock Advisors, Inc.                                16,117,951              591,917                574,605
-----------------------------------------------------------------------------------------------------------------

BlackRock MuniYield Quality Fund II, Inc.

During the six-month period ended October 31, 2006, BlackRock MuniYield Quality Fund II, Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:

-----------------------------------------------------------------------------------------------------------------
                                                       Shares Voted          Shares Voted            Shares Voted
                                                            For                 Against                Abstain
-----------------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.                                12,365,450              557,035                520,715
-----------------------------------------------------------------------------------------------------------------
To approve a contingent subadvisory agreement with
BlackRock Advisors, Inc.                                12,367,724              569,237                506,239
-----------------------------------------------------------------------------------------------------------------


                ANNUAL REPORTS                      OCTOBER 31, 2006          69

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Funds offer a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by each Fund are automatically reinvested in additional shares of Common Stock of each Fund. The Plan is administered on behalf of the shareholders by The Bank of New York for BlackRock MuniYield Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc. and Computershare Trust Company, N.A. for BlackRock MuniYield Insured Fund, Inc. and BlackRock MuniYield Quality Fund, Inc. (individually, the "Plan Agent" or together, the "Plan Agents"). Under the Plan, whenever the Funds declare a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of each Fund. The Plan Agents will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of each Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, each Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agents will invest the dividend amount in newly issued shares. If the Funds' net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agents will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agents are unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agents will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Funds unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan, must advise their Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Funds. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of each Fund's shares is above the net asset value, participants in the Plan will receive shares of the Funds for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since each Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agents' service fees for handling the reinvestment of distributions are paid for by the Funds. However, brokerage commissions may be incurred when the Funds purchase shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Funds' shares are trading at a market premium, the Funds issue shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of each Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258,
Telephone: 800-432-8224 for BlackRock MuniYield Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc. and Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010, Telephone: 800-426-5523 for BlackRock MuniYield Insured Fund, Inc. and BlackRock MuniYield Quality Fund, Inc.


70              ANNUAL REPORTS                      OCTOBER 31, 2006

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Dividend Policy

The Funds' dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds' current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds' Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds' electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.


                ANNUAL REPORTS                      OCTOBER 31, 2006          71

These reports, including the financial information herein, are transmitted to shareholders of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Insured Fund, Inc., BlackRock MuniYield Quality Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc. for their information. This is not a prospectus. Past performance results shown in these reports should not be considered a representation of future performance. The Funds have leveraged their Common Stock and intend to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with potentially higher rates of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds voted proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

                                                                       BLACKROCK

                                                                    #MYQII-10/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills,
         (2) Robert S. Salomon, Jr., and (3) Stephen B. Swensrud (retired as of December 31, 2005)

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending October 31, 2006 - $32,600
                                  Fiscal Year Ending October 31, 2005 - $32,000

         (b) Audit-Related Fees - Fiscal Year Ending October 31, 2006 - $3,500
                                  Fiscal Year Ending October 31, 2005 - $19,400

         The nature of the services include professional services rendered in connection with the registration and issuance of new AMP series of the Fund, and compliance procedures associated with the Fund's AMPS.

         (c) Tax Fees -           Fiscal Year Ending October 31, 2006 - $6,000
                                  Fiscal Year Ending October 31, 2005 - $5,700

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending October 31, 2006 - $0
                                  Fiscal Year Ending October 31, 2005 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending October 31, 2006 - $3,204,783
             Fiscal Year Ending October 31, 2005 - $6,277,749

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500 , 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         James H. Bodurtha
         Kenneth A. Froot
         Joe Grills
         Herbert I. London
         Roberta Cooper Ramo
         Robert S. Salomon, Jr.
         Stephen B. Swensrud (retired as of December 31, 2005)

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors has delegated to the Manager authority to vote all proxies relating to the Fund's portfolio securities. The Manager has adopted policies and procedures (the "Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Manager's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Manager believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Manager considers the interests of its clients, including each Fund, and not the interests of the Manager, when voting proxies and that real (or perceived) material conflicts that may arise between the Manager's interest and those of the Manager's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Manager has formed a Proxy Voting Committee (the "Committee"). The Committee, which is a subcommittee of the Manager's Equity Investment Policy Oversight Committee ("EIPOC"), is comprised of a senior member of the Manager's equity management group who is also a member of EIPOC, one or more other senior investment professionals appointed by EIPOC, portfolio managers and investment analysts appointed by EIPOC and any other personnel EIPOC deems appropriate. The Committee will also include two non-voting representatives from the Manager's Legal Department appointed by the Manager's General Counsel. The Committee's membership shall be limited to full-time employees of the Manager. No person with any investment banking, trading, retail brokerage or research responsibilities for the Manager's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee on the same basis as other interested knowledgeable parties not affiliated with the Manager might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Manager and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Manager and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Manager believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Manager on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Manager will generally seek to vote proxies over which the Manager exercises voting authority in a uniform manner for all the Manager's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Manager in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Manager by ISS include in-depth research, voting recommendations (although the Manager is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Manager's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Manager generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Manager will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

         From time to time, the Manager may be required to vote proxies in respect of an issuer where an affiliate of the Manager (each, an "Affiliate"), or a money management or other client of the Manager, including investment companies for which the Manager provides investment advisory, administrative and/or other services (each, a "Client"), is involved. The Proxy Voting Procedures and the Manager's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Committee may pass the voting power to a subcommittee, appointed by EIPOC (with advice from the Secretary of the Committee), consisting solely of Committee members selected by EIPOC. EIPOC shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Manager's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Manager's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Manager's normal voting guidelines or, on matters where the Manager's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Manager on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Manager's fiduciary duties.

         In addition to the general principles outlined above, the Manager has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Manager may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Manager has adopted specific voting guidelines with respect to the following proxy issues:

         o Proposals related to the composition of the board of directors of issuers other than investment companies. As a general matter, the Committee believes that a company's board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is, therefore, best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's number of other directorships, history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

         o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

         o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

         o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

         o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

         o Routine proposals related to requests regarding the formalities of corporate meetings.

         o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's board of directors (rather than its shareholders) is best positioned to set fund policy and oversee management. However, the Committee opposes granting boards of directors authority over certain matters, such as changes to a fund's investment objective, which the Investment Company Act envisions will be approved directly by shareholders.

         o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

         Information about how a Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12 month period ended October 31 is available without charge (1) at www.blackrock.com and (2) on the Commission's web site at http://www.sec.gov.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of October 31, 2006.

         (a)(1) BlackRock MuniYield Fund, Inc. is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O'Connor, Managing Director at BlackRock. Each is a member of BlackRock's municipal tax-exempt management group. Mr. Jaeckel and Mr. O'Connor are responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund. Mr. Jaeckel is also the Fund's lead portfolio manager and is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Mr. O'Connor has been a member of the Fund's management team since 2006 and Mr. Jaeckel has been the Fund's portfolio manager since 2003.

         Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. ("MLIM") from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

         Mr. O'Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

         (a)(2) As of October 31, 2006:

                                                                                (iii) Number of Other Accounts and
                       (ii) Number of Other Accounts Managed                     Assets for Which Advisory Fee is
                             and Assets by Account Type                                  Performance-Based
                    Other                                                   Other
(i) Name of       Registered        Other Pooled                          Registered        Other Pooled
Portfolio         Investment         Investment           Other           Investment         Investment            Other
Manager           Companies           Vehicles          Accounts          Companies           Vehicles            Accounts
               ---------------                                          ---------------
Theodore R.
Jaeckel, Jr.                82                  0                  0                  0                  0                  0
               $29,500,218,187    $             0    $             0    $             0    $             0    $             0
Walter
O'Connor                    82                  0                  0                  0                  0                  0
               $29,500,218,187    $             0    $             0    $             0    $             0    $             0

         (iv) Potential Material Conflicts of Interest

         BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

         As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

         (a)(3) As of October 31, 2006:

      Portfolio Manager Compensation

      The portfolio manager compensation program of BlackRock and its affiliates, including the Investment Adviser, is critical to BlackRock's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

      Compensation Program

      The elements of total compensation for certain BlackRock and its affiliates portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

      Base Salary

      Under the BlackRock approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

      Performance-Based Compensation

      BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, certain BlackRock and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program.

      BlackRock's formulaic portfolio manager compensation program includes: investment performance relative to a subset of general closed-end, leveraged, municipal debt funds over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5-years, performance periods will reflect time in position. Portfolio managers are compensated based on the products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

      Cash Bonus

      Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

      Stock Bonus

      A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of BlackRock stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

      The ultimate value of stock bonuses is dependent on future BlackRock stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of BlackRock shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers therefore have a direct incentive to protect BlackRock's reputation for integrity.

      Other Compensation Programs

      Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of certain BlackRock mutual funds (including their own funds) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock products and promotes continuity of successful portfolio management teams.

      Other Benefits

      Portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

      (a)(4) Beneficial Ownership of Securities. As of October 31, 2006, Mr. O'Connor does not beneficially own any stock issued by the Fund. Mr. Jaeckel owns stock issued by the Fund in the range of $1 - $10,000.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The Registrant's principal executive and principal financial officers have evaluated the Registrant's disclosure controls and procedures, including internal control over financial reporting, within 90 days of this filing. Such principal officers have concluded that the Registrant's disclosure controls and procedures were effective in design and operation to reasonably ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported within the required time periods, and were sufficient to form the basis of the certifications required by Rule 30a-(2) of the Investment Company Act of 1940, as amended. Prior to reaching that conclusion, such principal officers had become aware of matters relating to the Registrant's participation in certain inverse floater structures that necessitated adjustments to financial information included in Item 1 of this filing. As a result, management of the Registrant has reevaluated certain disclosure controls and procedures determined not to be effective, as discussed more fully below.

        Management of the Registrant is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. The Registrant's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a registrant's assets that could have a material effect on the financial statements.

        Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

        A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the Registrant's ability to initiate, authorize, record, process or report financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the Registrant's annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.


        Prior to the filing of this Form N-CSR, the Registrant identified the following control deficiency, that was determined to be a material weakness, as defined above, in the Registrant's internal control over financial reporting. The Registrant's controls related to the review and analysis of relevant terms and conditions of transfers of certain assets pertaining to inverse floater structures were not operating effectively to appropriately determine whether the transfers of assets qualified for sale accounting under the provisions of Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 140"). Accordingly, the Registrant's financial statements as of and for the period ended October 31, 2006, including prior periods where applicable, were adjusted prior to being issued to appropriately reflect transfers of such securities as secured borrowings and to report the related income and expense. These adjustments had no impact on net assets, net asset value per share or total return.

        Management of the Registrant believes that subsequent to the adjustments, the Registrant's accounting treatment of such transfers is appropriate under SFAS 140. Additionally, management of the Registrant is taking such further actions as are necessary to enhance its internal control over financial reporting, and in doing so, increase the effectiveness of such controls, so that such transfers of assets are reviewed and evaluated appropriately under the provisions of SFAS 140.

11(b) - There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second half of the Registrant's fiscal year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting. However, as discussed above, subsequent to October 31, 2006, the Registrant is further enhancing controls related to the application of SFAS 140.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    -----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock MuniYield Fund, Inc.

Date: January 18, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock MuniYield Fund, Inc.

Date: January 18, 2007


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock MuniYield Fund, Inc.

Date: January 18, 2007